UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___ )

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ON ASSIGNMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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26651 West Agoura Road
 Calabasas, California 91302

April 27, 2010

Dear Shareholder:

On behalf of your Board and management, you are cordially invited to attend the 2010 Annual Meeting of Shareholders of On Assignment, Inc. on Thursday June 3, 2010, at 10:00 a.m. Pacific Daylight Time, at our corporate headquarters located at 26651 West Agoura Road, Calabasas, California 91302.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describe the business to be acted upon.

Your vote is important no matter how many shares you own. In order to ensure that your shares will be represented at the Annual Meeting, we have enclosed a proxy card by which you can direct the voting of your shares. Please sign and promptly return the enclosed proxy card whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting and desire to vote in person, you may do so even though you have previously submitted your proxy card.

We thank you for your continued interest in On Assignment, Inc. and look forward to seeing you at the Annual Meeting.

Sincerely,

Peter T. Dameris President and Chief Executive Officer

26651 West Agoura Road
Calabasas, California 91302

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, June 3, 2010

The 2010 Annual Meeting of Shareholders of On Assignment, Inc. will be held on Thursday, June 3, 2010, at 10:00 a.m. Pacific Daylight Time, at our corporate headquarters located at 26651 West Agoura Road, Calabasas, California 91302, for the purpose of considering and voting upon:

1.	the election of Senator Brock as a director for a three-year term to expire at our 2013 Annual Meeting;

2.	the adoption of On Assignment’s 2010 Incentive Award Plan;

3.	the adoption of On Assignment’s 2010 Employee Stock Purchase Plan;

4.	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

5.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The expenses of printing proxy material, including expenses involved in forwarding materials to beneficial owners of stock will be paid by On Assignment.   We have retained Morrow & Co. to assist in the solicitation of proxies. Only shareholders of record at the close of business on April 15, 2010 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person.  Please call (818) 878-7900 to obtain directions.  However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card. If you hold your shares in “street name,” you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote by ballot at the Annual Meeting.

By Order of the Board,

Tarini Ramaprakash Secretary
April 27, 2010
Calabasas, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2010
    This Proxy Statement and our Annual Report on Form 10-K filed with the SEC on March 16, 2010 are available free of charge on our website (http://www.onassignment.com).

2010 PROXY STATEMENT

On Assignment, Inc.
26651 West Agoura Road
Calabasas, California 91302

PROXY STATEMENT

For the Annual Meeting of Shareholders to be Held
Thursday, June 3, 2010

On Assignment, Inc. (the “Company,” “On Assignment,” “we,” “our,” “us”) is providing these proxy materials in connection with the solicitation by the Board of On Assignment, Inc. of proxies to be voted at On Assignment’s 2010 Annual Meeting of Shareholders to be held on Thursday, June 3, 2010 at 10:00 a.m.  Pacific Daylight Time, or at any adjournment or postponement thereof. This Proxy Statement, the proxy card and On Assignment, Inc.’s Annual Report to Shareholders will be mailed to each shareholder entitled to vote at the 2010 Annual Meeting of Shareholders commencing on or about May 3, 2010.

General Information about the Annual Meeting and Voting

Who is soliciting my vote?

The Board of On Assignment, Inc. is soliciting your vote at the 2010 Annual Meeting of Shareholders.

What proposals will be voted on at the Annual Meeting?

The items scheduled to be voted on at the Annual Meeting are:

■	the election of Senator Brock as a director for a three-year terms to expire at our 2013 Annual Meeting; and

■	the adoption of the On Assignment 2010 Incentive Award Plan; and

■	the adoption of the On Assignment 2010 Employee Stock Purchase Plan; and

■	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year; and

■	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

If any such other matters properly come before the Annual Meeting or any adjournments or postponements thereof, the persons named as proxies shall vote the shares represented thereby in their discretion.

Who may vote at the Annual Meeting?

The Board has set April 15, 2010, as the record date for the Annual Meeting. If you were the owner of shares of On Assignment, Inc. common stock at the close of business on April 15, 2010, you may vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

•	held directly in your name with our transfer agent as a “holder of record”; and

•	held for you in an account with a broker, bank or other nominee (shares held in “street name”).

A list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder, for any purpose germane to the Annual Meeting, during normal business hours for a period of ten days before the Annual Meeting at our corporate offices at 26651 West Agoura Road, Calabasas, California 91302, and at the time and place of the Annual Meeting.

How many shares must be present to hold the meeting?

A majority of On Assignment’s outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting. On April 15, 2010, there were 36,406,367 shares of On Assignment common stock outstanding. Your shares will be counted as present at the Annual Meeting if you:

•	are present and vote in person at the Annual Meeting; or

•	have properly submitted a proxy card prior to the Annual Meeting

How many votes are required to approve each item?

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the nominee who receives the largest number of “FOR” votes cast will be elected as a director.

The proposed approval of the On Assignment 2010 Incentive Award Plan requires the “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

The proposed approval of the On Assignment 2010 Employee Stock Purchase Plan requires the “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

The ratification of the appointment of the independent accountants requires the “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

How are votes counted?

You may either vote “FOR” or “WITHHOLD AUTHORITY TO VOTE” for the director nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the approval of the On Assignment 2010 Incentive Award Plan, the approval of the On Assignment 2010 Employee Stock Purchase Plan, and the ratification of the appointment of our independent accountants.

If you withhold authority to vote with respect to the director nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of the nominee. If you abstain from voting on a proposal, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting, and the abstention will have the same effect as a vote against that proposal. If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR” the director nominee put forth by the Board, “FOR” the approval of the On Assignment 2010 Incentive Award Plan, “FOR” the approval of the On Assignment 2010 Employee Stock Purchase Plan and “FOR” the appointment of Deloitte & Touche LLP as our independent accountants.

Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining whether a proposal has been approved.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” Senator Brock, the director nominee named in this Proxy Statement, “FOR” the adoption of the On Assignment 2010 Incentive Award Plan, “FOR” the adoption of the On Assignment 2010 Employee Stock Option Plan and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent accountants.

How do I vote my shares without attending the Annual Meeting?

Whether you hold shares directly or in “street name,” you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by signing and dating your proxy card and mailing it in the postage-paid envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

For shares held in “street name,” you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the Annual Meeting?

Even if you plan to attend the Annual Meeting, we encourage you to vote by signing, dating and returning the enclosed proxy card so your vote will be counted if you later decide not to attend the Annual Meeting.

If you choose to vote in person at the Annual Meeting:

•	if you are a shareholder of record, you may vote by the ballot to be provided at the Annual Meeting; or

•	if you hold your shares in “street name,” you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote by ballot at the Annual Meeting.

Please call (818) 878-7900 to obtain directions to attend the Annual Meeting.

What happens if my shares are held in more than one account?

If your shares are held in more than one account, you will receive a proxy card for each account. To ensure that all of your shares in each account are voted, you must sign, date and return each proxy card you receive.

If you and other residents at your mailing address own shares of On Assignment stock in “street name,” your bank, broker or other holder of record may have notified you that your household will receive only one Annual Report and Proxy Statement for each company in which you hold stock through that bank, broker or other holder of record. This practice is known as “householding.” Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Therefore, your bank, broker or other holder of record will send only one copy of our Annual Report and Proxy Statement to your address. Each shareholder in your household will continue to receive a separate voting instruction form.

If you would like to receive your own set of our Annual Report and Proxy Statement in the future, or if you share an address with another On Assignment shareholder and together both of you would like to receive only a single set of On Assignment annual disclosure documents, please contact our Investor Relations department by telephone at (818) 878-3136. As a part of this process, you will be asked to provide your name, the name of your bank, broker or other holder of record, and your account number.  The revocation of your consent to householding should be effective 30 days following receipt of your instructions.

If you did not receive an individual copy of this year’s Annual Report or Proxy Statement, we will send a copy to you upon a written or oral request. Written requests for such copies should be addressed to On Assignment, Inc., Attention: Investor Relations, 26651 West Agoura Road, Calabasas, CA 91302.  Please contact our Investor Relations department by telephone at (818) 878-3136 with any oral requests for such copies.

May I revoke my proxy and change my vote?

You may revoke your proxy at any time before it is voted by:

•	submitting a properly signed proxy card with a later date;

•	delivering to the Secretary of On Assignment a written revocation notice bearing a later date than the proxy card; or

•	voting in person at the Annual Meeting.

Will my shares be voted if I do not provide my proxy card and do not attend the Annual Meeting?

If you do not provide a proxy card or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The ratification of Deloitte & Touche LLP as our independent accountants for 2010 is considered a routine matter.  Please note that because of a change in applicable rules on broker discretionary voting in director elections which are effective for the first time this year, your broker cannot vote on the election of directors unless you provide voting instructions to your broker.  Therefore, brokers cannot vote shares held on behalf of their clients on “non-routine” matters, such as Proposal One regarding the election of a director, Proposal Two regarding the approval of the On Assignment 2010 Incentive Award Plan and Proposal Three regarding the approval of the On Assignment 2010 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2010, the beneficial ownership of On Assignment’s common stock for the following persons:

•	all shareholders known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers, as identified; and

•	all of our directors and named executive officers as a group.

Certain information in the table concerning shareholders other than our directors and officers is based on information contained in filings made by such beneficial owner with the Securities and Exchange Commission.  Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, among other determining factors, shares are deemed to be beneficially owned by a person if that person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date that information is provided. In addition, we note that Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC.  In determining the percentage ownership of any person, the amount of shares outstanding is deemed to include any shares beneficially owned by such person (and only such person) by reason of the acquisition rights described above, but excludes any securities held by or for the account of the Company or its subsidiaries. As a result, the percentage of outstanding shares held by any person in the table below does not necessarily reflect the person’s actual voting power.  As of March 31, 2010, there were 36,387,851 shares of On Assignment common stock outstanding.

The address of each person listed is in care of On Assignment, 26651 West Agoura Road, Calabasas, California 91302, unless otherwise set forth below such person’s name.  In addition, unless otherwise indicated, each person listed has sole voting power and sole investment power.

			Shares Beneficially Owned Right to	Percent of
	Shares of		Acquire within 60 days of	Outstanding
	Common Stock(1)		March 31, 2010(2)	Shares
Name
Wells Fargo & Co (3)
420 Montgomery Street
San Francisco, CA 94104	8,073,384		―	22.2
T. Rowe Price Associates, Inc. (6)
100 E. Pratt Street
Baltimore, ND 21202	4,283,950		―	11.8
TimesSquare Capital Management, LLC (4)
1177 Avenue of the Americas – 39th Floor
New York, NY 10036	3,182,150		―	8.7
BlackRock, Inc. (5)
40 East 52nd Street
New York, NY 10022	2,800,225		―	7.7
William Blair & Company, LLC (7)
222 W Adams
Chicago, IL 60606	1,911,929		―	5.3

William E. Brock**	25,830	(8)	18,000	*
Jonathan S. Holman**	46,499	(9)	36,000	*
Jeremy M. Jones**	86,436	(10)	18,000	*
Edward L. Pierce**	17,049	(11)	12,000	*
Peter T. Dameris**	193,158	(12)	703,199	2.5
James L. Brill**	95,289	(13)	85,852	*
Emmett B. McGrath**	67,844	(14)	119,375	*
Michael J. McGowan**	166,312	(15)	101,250	*
Mark S. Brouse**	97,418	(16)	24,375	*
All directors and executive officers as a group (9 persons)	795,835		1,118,051	5.3

*	Represents less than 1% of the shares outstanding.

**	Directors’ and officers’ shares as of March 31, 2010.

(1)
Includes shares for which the named person has sole voting and investment power and/or has shared voting and investment power with a spouse or minor child.  Excludes shares that may be acquired through exercise of stock options, warrants and vesting of restricted stock units.

(2)
Includes shares that can be acquired upon the exercise of stock options which vested prior to or on March 31, 2010, but remain unexercised, as well as stock options which vest within 60 days after March 31, 2010 and restricted stock units that vest within 60 days after March 31, 2010.

(3)
Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on January 13, 2010.   The reporting person has sole voting power for 4,070,137 and sole dispositive power for 7,961,972 shares.

(4)
Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2010.   The reporting person has sole voting power for 2,946,150 and sole dispositive power for 3,182,150 shares.

(5)
Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on January 29, 2010.  The reporting person has sole voting power for 2,800,225 shares and sole dispositive power for 2,800,225 shares.

(6)
Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2010.  The reporting person has sole voting power for 2,292,600 shares and sole dispositive power for 2,313,950.

(7)
Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2010.  The reporting person has sole voting power for 1,911,929 shares and sole dispositive power for 1,911,929 shares.

(8)
The total number of shares beneficially owned does not include 6,281 unvested restricted stock units which were reported in a Form 4 at or around the time of the grant.  Senator Brock has sole voting and investment power over all shares.

(9)
Includes 39,000 shares held in The Holman Group, Inc. Profit Sharing Trust for which Mr. Holman has sole voting and investment power.  Mr. Holman also has sole voting and investment power for the remaining shares.  The total number of shares beneficially owned does not include 6,281 unvested restricted stock units which were reported in a Form 4 at or around the time of grant.

(10)
All shares are held by the Jones Family Trust for which Mr. Jones has sole voting and investment power.  The total number of shares beneficially owned does not include 6,281 unvested restricted stock units which were reported in a Form 4 at or around the time of grant.

(11)
The total number of shares beneficially owned does not include 6,281 unvested restricted stock units which were reported in a Form 4 at or around the time of the grant.  Mr. Pierce has sole voting and investment power for all shares.

(12)
Mr. Dameris has sole voting and investment power for all shares.  The total number of shares beneficially owned does not include 160,525 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.  The total number of shares beneficially owned includes 51,789 restricted stock units that would vest and to which Mr. Dameris would be entitled to if he had been terminated by the Company without cause on March 31, 2010.

(13)
Mr. Brill and his wife share voting and investment power for all shares.   The total number of shares beneficially owned does not include 111,671 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.

(14)
All shares are held by the McGrath Living Trust for which Mr. McGrath has sole voting and investment power.  The total number of shares beneficially owned does not include 53,604 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.

(15)
Includes 5,000 shares held by Mr. McGowan in a trust for which Mr. McGowan has sole voting and investment power.  The total number of shares beneficially owned does not include 70,711 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.

(16)
Includes 4,250 shares that are held in a family trust for which Mr. Brouse and his wife share voting and investment power and 4,250 shares that are held in a family foundation for which Mr. Brouse and his wife share voting and investment power.  Mr. Brouse has sole voting and investment power over the remaining shares.  The total number of shares beneficially owned does not include 35,588 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.

PROPOSAL ONE—ELECTION OF DIRECTOR

The Bylaws of On Assignment provide that our Board shall be comprised of not less than four or more than seven directors, and the exact number may be fixed by the Board. The Board fixed the authorized number of directors at five following the 2007 Annual Meeting. The Board is divided into three classes, as equal in number as possible. At each Annual Meeting, one class of directors is elected for a three-year term.

At this year’s Annual Meeting, one director will be elected to serve until our 2013 Annual Meeting or until his successor is elected and qualified.  Senator William E. Brock, who currently serves as an independent director and Chairman of the Nominating and Corporate Governance Committee and whose term is expiring, has been nominated to stand for re-election.  Unless otherwise instructed by shareholders, the persons named as proxies will vote the proxies received by them “FOR” the election of Senator Brock.  Senator Brock has consented to serve if elected, but if he is unable or unwilling to serve, the persons named as proxies may exercise their discretion to vote for substitute nominees.

Approval of Proposal One

The nominee receiving the highest number of “FOR” votes cast will be elected as director. Our Board unanimously recommends that our shareholders vote “FOR” the election of our nominee.

Set forth below is certain information regarding On Assignment’s director nominee including the age as of the Annual Meeting, term of office as director and business experience.

Nominee for Election with Term Ending in 2013
Name	Age	Principal Occupation and Directorship
Senator William E. Brock	79
Senator Brock has served as a director of the Company since April 1996. Senator Brock is the founder, and from 1994 to present, CEO of The Brock Offices, a consulting firm specializing in international trade and human resource development. From 1988 to 1991, Senator Brock served as Chairman of the National Endowment for Democracy, an organization he helped found in 1980. Senator Brock served in President Reagan's cabinet as Secretary of Labor from 1985 to 1987 and as United States Trade Representative from 1981 to 1985. As United States Trade Representative, Senator Brock organized the Quad Forum of trade and economic ministers from Europe, Japan and Canada and led the group to initiate the World Trade Organization.  From 1977 to 1981, Senator Brock served as National Chairman of the Republican Party. From 1970 to 1976, he was a member of the U.S. Senate and from 1962 to 1970, he was a member of the U.S. House of Representatives.  The National Academy of Human Resources has recognized Senator Brock for his outstanding contribution to human development in the United States.  Senator Brock is a member of the Board for Catalyst Health Solutions, Inc., a publicly traded company centered on the management of prescription drug benefits, and serves on its Executive and Audit Committees.  Senator Brock is a member of the Board of Strayer Education, Inc., a publicly traded education services holding company that owns Strayer University, which provided professional education to working adults, and serves on its Compensation Committee and its Nomination and Governance Committee.  Senator Brock is a member of the Board of ResCare, a publicly traded provider of home care, residential support services to the elderly and persons with disabilities as well as vocational training and job placement for people of all ages and skill levels, and serves on its Audit and Executive Compensation Committees.  Senator Brock provides our board with a wealth of business operations experience including direct experience with healthcare, government services, human resource development and public company corporate governance experience.

Continuing Directors

Set forth below is certain information regarding On Assignment’s continuing directors including the age as of the Annual Meeting, term of office as director and business experience.

Directors with Term Ending in 2011
Name	Age	Principal Occupation and Directorship
Peter T. Dameris	50
Peter Dameris was appointed our Chief Executive Officer and President as of September 28, 2004, and has served as a director since December 10, 2004. Prior to such appointment, Mr. Dameris had been Executive Vice President and Chief Operating Officer of On Assignment since November 2003. From February 2001 through October 2002, Mr. Dameris served as Executive Vice President and Chief Operating Officer of Quanta Services, Inc., a publicly-held provider of specialized contracting services for the electric and gas utility, cable and telecommunications industries. Mr. Dameris created a regional operating organization for 85 acquired businesses and developed materials to support marketing and a national corporate image to support outsourcing initiatives, established cash generation, credit management, balance sheet improvement initiatives.  From December 1994 through September 2000, Mr. Dameris served in a number of different positions at Metamor Worldwide, Inc., then an international, publicly-traded IT consulting/staffing company. Mr. Dameris’ positions at Metamor Worldwide included Chairman of the Board, President and Chief Executive Officer, Executive Vice President, General Counsel, Senior Vice President and Secretary.  Mr. Dameris negotiated the $1.9 billion sale of Metamor to PSINet.  Mr. Dameris was a member of the Board of Bindview Corporation, a publicly-traded network security software development company (acquired by Symantec Corporation in January 2006) from November 2002 to January 2006.  Mr. Dameris is currently a director of Seismic Micro-Technology, Inc. Mr. Dameris holds a Juris Doctorate from the University of Texas Law School and a Bachelor of Science degree in Business Administration from Southern Methodist University.  Mr. Dameris provides our board with extensive staffing industry experience, having served in various capacities at staffing companies with significant operational, legal and governance responsibilities.

Jonathan S. Holman	65
Jonathan Holman has served as a director since March 1994. Mr. Holman is the founder and since 1981 has been the President of The Holman Group, Inc., an executive search firm.  To date, Mr. Holman has recruited over 140 CEOs to public and private companies, ranging from start-ups to companies with over $1 billion in revenue and in a variety of industries.  Mr. Holman was named as one of the top 200 executive recruiters in the world in The Global 200 Executive Recruiters and named as one of the top 250 executive recruiters in The New Career Makers.  Mr. Holman regularly speaks at technology industry gatherings.  Prior to founding The Holman Group, Mr. Holman served in various human resources-related  positions.  Mr. Holman holds his Master of Business Administration from Stanford University and a Bachelor of Arts degree from Princeton University, both with high academic honors.   Mr. Holman provides our Board, including our Compensation Committee, with helpful insight regarding hiring and salary practices of publicly-traded companies.  In addition, Mr. Holman provides our Board with human resources experiences.

Directors with Term Ending in 2012
Name	Age	Principal Occupation and Directorship
Jeremy M. Jones	68
Jeremy Jones has served as a director since May 1995 and was appointed Chairman of the Board in February 2003. Mr. Jones has been an investor and business development consultant since February 1998. From 1987 to 1995, Mr. Jones was Chief Executive Officer and Chairman of the Board of Homedco Group, Inc., a home healthcare services company, which became publicly traded in 1991. Homedco merged into Apria Healthcare Group, Inc. in 1995 and from 1995 through January 1998, Mr. Jones was Chief Executive Officer and Chairman of the Board of Apria Healthcare Group, Inc., which also provided  home healthcare services.  Mr. Jones served as Chairman of the Board of Byram Healthcare Centers, a provider of retail medical supplies and wholesale medical and hospital equipment, from February 1999 until its sale in March of 2008.  Mr. Jones was a director for Access Point Medical from May 2004 to December 2005.  Mr. Jones was a director of US Labs, an esoteric oncology and hematopathology laboratory from November 2003 through February 2005.  Since July 2003, Mr. Jones has served as a director for Lifecare Solutions, Inc., a provider of integrated home healthcare products and services.  Mr. Jones possesses significant business management and corporate governance experience and contributes an extensive understanding of the healthcare industry.

Edward L. Pierce	53
Edward Pierce has served as a director since December 2007.  From February 2008 to present, Mr. Pierce has served as the President of First Acceptance Corporation, a publicly-traded retailer, servicer and underwriter of non-standard private passenger automobile insurance.  Mr. Pierce served as Executive Vice President and Chief Financial Officer of First Acceptance Corporation from October 2006 through February 2008.  From May 2001 through February 2006, Mr. Pierce served as Executive Vice President and Chief Financial Officer and as a director of BindView Development Corporation, a publicly-traded network security software development company where he was responsible for accounting, finance, risk management, information technology, human resources and other administrative functions. From November 1994 through January 2001, Mr. Pierce held various financial management positions, including Executive Vice President and Chief Financial Officer, of Metamor Worldwide, Inc., then an international publicly-traded IT consulting/ staffing company.  Mr. Pierce also worked as a senior audit manager at Arthur Andersen & Co. where he planned, supervised and managed financial audits of publicly-traded companies.  Prior to that time, from November 1989 to November 1994, Mr. Pierce was the corporate controller of American Oil and Gas Corporation, a NYSE traded intra-state pipeline and natural gas liquids processor.  Mr. Pierce received his Bachelor of Science degree in Accounting from Harding University.  Mr. Pierce provides the board with business, corporate management, strategy and extensive finance experience as well as staffing industry experience.

Independent Directors and Material Proceedings

Following the Annual Meeting, the Board will continue to consist of five members, a majority of which are deemed by the Board to be “independent directors” under the current listing standards of the NASDAQ Stock Market. Our independent directors are Senator Brock,  Mr. Holman, Mr. Jones and Mr. Pierce.  The Board has made a subjective determination as to each independent director that no relationships exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. In making these determinations, the Board discussed information provided by the directors and management with regard to the business and personal activities of each director as they may relate to On Assignment and members of management. There are no family relationships among our executive officers and directors.

There are no material legal proceedings to which the Company or any of its subsidiaries is a party or of which any of their property is subject.  There are no material legal proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company’s voting securities, or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Role of Board

    The Board oversees the Company’s Chief Executive Officer and other executive officers in the competent and ethical operation of the Company.  The Board ensures that the long-term interests of the shareholders are considered in the operation of the Company.

Board Committees and Meetings

The Board held eight meetings during the year ended December 31, 2009. The Board has a Compensation Committee, an Audit Committee, a Nominating and Corporate Governance Committee and a Stock Option Committee.  The Board has determined that the Chairmen and committee members of each of the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee are independent under the applicable NASDAQ and SEC rules.

Of the named executive officers, Mr. Dameris currently serves as a director of Seismic Micro-Technologies and Mr. Brill currently serves as a director of Onvia, Inc., where he is a member of the Audit Committee.  Mr. Brill served as a member of the Compensation Committee of Onvia, Inc. in 2007.

    Compensation Committee. The Compensation Committee consists of three directors, Senator Brock, Mr. Jones and Mr. Holman, who serves as Chairman of the committee. The Compensation Committee held ten meetings during 2009 and acted by unanimous written consent on six occasions. The Compensation Committee meets in executive session without management present on a regular basis. The Compensation Committee reviews our general compensation policies, sets the compensation levels for our executive officers, including the CEO, and administers our equity plans.  The Compensation Committee approves the compensation of certain senior executive officers of On Assignment and determines the terms of key agreements concerning employment, compensation and termination of employment.  The Board has determined that each member of the Compensation Committee is independent within the meaning of the NASDAQ Stock Market rules requiring members of compensation committees to be independent.

    The Compensation Committee Charter provides that the Compensation committee may delegate its authority, subject to the terms in the charter, but the Compensation Committee has never delegated such authority.

    Audit Committee. The Audit Committee consists of three directors, Mr. Holman, Mr. Jones and Mr. Pierce, who serves as Chairman of the committee. The Audit Committee held four meetings during 2009. The Audit Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters.  The Audit Committee performs functions required of audit committees of public companies under applicable laws, rules and regulations and the requirements of the NASDAQ Stock Market.  The primary functions of the Audit Committee are to assist the Board in its responsibility for oversight of:

-	the quality and integrity of our financial statements and our financial reporting and disclosure practices;
-	our systems of internal controls regarding finance and accounting compliance;
-	the independence and performance of our outside accountants appointment, compensation, evaluation, retention and oversight of On Assignment’s independent accountants and
-	our ethical compliance programs.

In addition to the functions stated above, the Audit Committee’s functions include, but are not limited to, reviewing compliance with and reporting under Section 404 of the Sarbanes-Oxley Act of 2002, reviewing matters of disagreement, if any, between management and our independent auditors, and regularly meeting with our independent auditors and internal audit staff to review the adequacy of our internal controls.

    Rules adopted by the NASDAQ Stock Market and the Securities and Exchange Commission (SEC) impose strict independence requirements for all members of the Audit Committee.  Audit Committee members are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or an affiliate of the Company, other than in the member’s capacity as a member of the Board and any Board committee. In addition, an Audit Committee member may not be an affiliated person, as defined in Securities Exchange Act of 1934, as amended, of the Company except in his capacity as a member of the Board and any Board committee. The Board has determined that each member of the Audit Committee meets all applicable independence requirements. The Board has determined that Mr. Pierce, based on his experience, skills and education as described above, is the Audit Committee financial expert, as that term is defined under the SEC rules and also meets the additional criteria for independence of audit committee members set forth in the Exchange Act.

The Company has adopted a process, which the Audit Committee oversees,  for disclosing related-party transactions and identifying significant deficiencies each quarter in connection with filing our quarterly reports on Form 10-Q and our annual report on Form 10-K.

    Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of three directors, Mr. Holman,  Mr. Jones, and Senator Brock, who serves as Chairman of the committee.  The Nominating and Corporate Governance Committee evaluates director nominee candidates and makes recommendations to the Board with respect to the nomination of individuals for election to the Board and to serve as committee members. In addition, the Nominating and Corporate Governance Committee makes recommendations to the Board concerning the size, structure and composition of the Board and its committees.  The Board has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the NASDAQ Stock Market rules requiring members of nominating committees to be independent. The Nominating and Corporate Governance Committee met once in 2009. The Nominating and Corporate Governance Committee recommended the nomination of Senator Brock for election at this year’s Annual Meeting.

The Nominating and Corporate Governance Committee charter, and the Corporate Governance Guidelines established by the Nominating and Corporate Governance Committee, set forth certain criteria for the committee to consider in evaluating potential director nominees.  However, in considering potential director nominees, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials. Qualifications considered by the Nominating and Corporate Governance Committee vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board and include:

-	personal and professional ethics and integrity;
-	sound judgment;
-	the ability to make independent analytical inquiries;
-	willingness and ability to devote adequate time and resources to diligently perform the duties of a director;
-	relevant business experience and acumen;
-	possesses specific industry expertise;
-	familiarity with general issues affecting our business;
-	qualifications as an audit committee financial expert;
-	diversity in a variety of areas;
-	qualifications as an independent director; and
-
areas of expertise that the Board should collectively possess such as board experience, CEO experience, human resources experience, accounting and financial oversight experience and corporate governance experience.

    The Nominating and Corporate Governance Committee relies primarily on recommendations for director candidates from its members, other directors, the Chief Executive Officer and third parties, including professional recruiting firms. In 2009, no professional recruiting firms or consultants were needed and, accordingly, no fees were paid in this regard to professional recruiting firms or consultants. Existing directors being considered for re-nomination will be evaluated based on their performance as directors, experience, skills, education and independence to ensure that they continue to meet the qualifications above.  In addition, On Assignment’s Corporate Governance Guidelines provide that the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise will be considered for purposes of nominating directors. The Nominating and Corporate Governance Committee considers diversity in identifying nominees, including differences in skill, viewpoints and experience as well as gender, race and nationality.

The Nominating and Corporate Governance Committee will also consider timely written suggestions from our shareholders. Shareholders wishing to suggest a candidate for director nomination for the 2011 Annual Meeting should mail their suggestions to On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302, Attn: Secretary. Pursuant to our Bylaws, suggestions must be received by the Secretary of On Assignment not less than thirty days or more than sixty days prior to the 2011 Annual Meeting. The manner in which director nominee candidates suggested in accordance with this policy are evaluated shall not differ from the manner in which candidates recommended by other sources are evaluated. There were no director candidates put forward by shareholders for consideration at the 2010 Annual Meeting.

In addition, the Nominating and Corporate Governance Committee evaluates the Board’s leadership structure and believes that separation of the CEO and Chairman of the board positions is in the best interest of the Company and is best aligned with the interests of its shareholders.

The written charters governing the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are posted on the Investor Relations—Corporate Governance page of our website at http://www.onassignment.com. You may also obtain a copy of any of these documents without charge by writing to: On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302, Attn: Secretary.

    Stock Option Committee.  The Stock Option Committee consists of one director, Mr. Dameris. The Stock Option Committee acted by written consent on 25 occasions during 2009. The Stock Option Committee has been delegated limited authority by our Board to grant stock options to eligible individuals who are not executive officers or directors within pre-approved limits.

    Board Leadership Structure.  The Board has consistently maintained an independent Chairman of the Board.  The Board has made a determination that the Board leadership structure is appropriate and that the structure allows the Board to fulfill its duties effectively and efficiently.  The Company has determined its leadership structure is appropriate because the Chairman of the Board is independent, as defined by NASDAQ and the SEC, and an officer of the Company.  An independent Chairman, like independent Board members, allows for an objective evaluation of the performance of the Company and its offices.  Nonetheless, the Board recognizes that the President and CEO has invaluable insight into the Company due to the nature of his position and recognizes the value of his position on the Board.  Accordingly, the Board believes that the Company’s shareholders and interests are best served by keeping the position of President/Chief Executive Officer and Chairman of the Board as separate and independent positions.

Upon evaluation, the Compensation Committee has determined that the Company’s compensation practices and policies are not reasonably likely to have a material adverse effect on the Company.  In making this determination, the Compensation Committee considered that none of the compensation policies and practices at a business unit carry a significant portion of the Company’s risk profile, has a significantly different compensation structure than other units, is significantly more profitable than other units, or pays compensation expense as a significant percentage of the unit’s revenues.

    Risk Oversight.  The Board has an active role, as a whole and at the committee level, in overseeing the management of the Company’s risks.  The Board regularly reviews and determines the Company’s risk management philosophies, policies and processes.  The Board is primarily responsible for overseeing the management of the Company’s risk associated with the Board’s governance and delegation decisions, including decisions about compensation.

    The Audit Committee is primarily responsible for overseeing the management of the Company’s accounting and financial reporting matters.  The Audit Committee charter provides that the Audit Committee’s responsibilities include inquiring of management and the Company’s outside auditors regarding key financial statement risk areas, including the Company’s processes for identifying and assessing such risk areas and the steps the Company has taken with regard to such risk areas.  In connection with these responsibilities, the Audit Committee routinely reviews and evaluates the Company’s processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas.  The Audit Committee is also responsible for inquiring of management and the Company’s outside auditors regarding significant business risks or exposures, including the Company’s processes for identifying and assessing such risks and exposures and the steps management has taken to minimize such risks and exposures.

    The Company’s officers that are responsible for the day-to-day risk management responsibilities of the Company regularly report to the Audit Committee with regard thereto.  The Audit Committee oversees such officers’ identification and management of risk management issues and regularly meet with such officers regarding risk management issues of the Company and the processes and procedures used for identifying and managing risk.  In addition, the Audit Committee also regularly reviews the reporting processes from those officers that are responsible for the day-to-day management of the Company’s risk to determine if these reporting processes or other flow of information to the could be improved.

    Meetings.  Each current director attended 100% of the meetings of the Board and Committees of the Board on which he served during 2009.  Our independent directors regularly meet as a group in executive sessions outside of the presence of management.

    Attendance of Directors at 2009 Annual Meeting of Shareholders.  On Assignment has not adopted a formal policy with respect to director attendance at the annual meetings of the shareholders and our Bylaws allow the annual meetings to be conducted by the presiding officer of such meeting. Of the current directors who were serving on our Board on June 1, 2009, Mr. Dameris and Mr. Jones attended our 2009 Annual Meeting of Shareholders.

Communicating with the Board

We invite shareholders and other interested parties to communicate any concerns they may have about On Assignment directly and confidentially with either the Chairman of the Board or the non-management directors as a group by writing to the attention of either the Chairman of the Board or the non-management Directors at On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302. Any such communication will be forwarded, unopened, to Mr. Jeremy Jones, Chairman of the Board.

Ethics

On Assignment has adopted a Code of Business Conduct and Ethics that is applicable to all directors, officers and employees of On Assignment. It complies with the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. More importantly, it reflects On Assignment’s policy for dealing with all persons, including its customers, employees, investors, regulators and vendors, with honesty and integrity. A copy of On Assignment’s Code of Business Conduct and Ethics can be found on the Investor Relations—Corporate Governance page of our website at http://www.onassignment.com. You may also obtain a copy of any of this document without charge by writing to: On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302, Attn: Secretary.

Proposal Two—Adoption of the On Assignment 2010 Incentive Award Plan

The Board unanimously approved adoption of the On Assignment, Inc. 2010 Incentive Award Plan (the 2010 Plan) on March 18, 2010.  If the 2010 Plan is approved by our shareholders, the 2010 Plan will replace our On Assignment 1987 Stock Option Plan (the 1987 Plan) and we will not make any further grants of awards under the 1987 Plan.

Why the Board Believes You Should Vote for this Proposal

 The Board recommends a vote for the 2010 Plan because it believes it is in the best interest of On Assignment and its shareholders for the following reasons:

■	Attracting, retaining and motivating talent are critical to our success.

o
Through the 2010 Plan, we can offer talented and motivated officers, directors, employees and consultants, who are critical to our success, an opportunity to acquire or increase a direct proprietary interest in our operations and future success.   This aligns the interests of those service-providers with the interests of our shareholders.

■	Our business is built around people.

o
As a staffing company, our employees, not a product or process, are our most important asset.  The availability of equity incentives under our 2010 Plan is critical to retain and motivate those individuals who build and sustain important relationships on which the success of our business depends.  For this reason, our use of equity compensation may not fit within generic guidelines.

■	Our executive compensation program supports shareholder value.

o
Long-term incentive compensation is an integral component of our compensation philosophy, as described below, as the Company believes that long-term incentive compensation for our executive officers and key employees drives performance.  Providing long-term incentives in the form of equity awards is a way to drive performance while further aligning the interests of our employees and directors with the interest of our shareholders.

o
It is important for us to offer and maintain a compensation package that is competitive within our industry, which we believe requires the use of equity awards as a substantial component of compensation.

■	Replacing equity awards with cash payments may not be in the best interest of our shareholders.

o
If shareholders do not approve the 2010 Plan, we will have only limited shares available under the 1987 Plan to grant equity awards to employees, executive officers and directors in the near term and we will have to revise our compensation philosophy and components, including substantially increasing cash incentive levels, to remain competitive with our peers.  We believe that our shareholders’ interests would be better served by the use of equity compensation incentives.

o
Other sources of compensation, including cash bonuses, do not carry the same value in terms of long-term alignment of the interests of key employees with our shareholders’ interests and would cause us to direct more cash and other resources toward executive compensation and away from other useful development of our business.

■	The 2010 Plan, in many cases, only pays out incentives based on the attainment of results.

o
Many awards issued under the 2010 Plan vest and become payable only upon achievement of certain financial results or other performance objectives, the attainment of which benefits us and our shareholders.  We believe that the passage of the 2010 Plan is crucial to incentivizing key employees to achieve financial results for the Company.

■	We believe that On Assignment has demonstrated reasonable equity compensation practices.

o
Our shareholders approved a replenishment of 2.9 million shares under the 1987 Plan at our Annual Shareholders meeting on June 1, 2007.  We have utilized that replenishment responsibly such that 841,796 shares remain available under the 1987 Plan as of March 31, 2010.

o	In early 2007, we acquired two new companies which doubled our number of employees and greatly expanded our need for capacity under our equity compensation program.

o	If the new share authorization is approved by stockholders, the maximum dilution from the Company’s equity compensation program would not exceed 15% of the fully-diluted shares outstanding.

■	The 2010 Plan is designed to protect shareholder interests.

o
We believe that the following characteristics of the 2010 Plan will help to protect shareholder interests while providing us a vehicle to continue this vitally important component of our compensation program:

▪	Independent plan administrator.

▪
1.53:1 grant ratio on full value awards (meaning that each share subject to any equity award other than a stock option or stock appreciation right will reduce the number of shares available for grant under the 2010 Plan by 1.53 available shares).

▪
No discount stock options or stock appreciation rights (meaning that these awards may not be granted with an exercise or strike price lower than the fair market value of the shares of stock underlying such award on the grant date).

▪	No repricing or repurchasing of stock options without shareholder approval.

▪	No payment of dividends on unvested awards prior to the vesting of such awards.

▪	Extended vesting practices

Description of the On Assignment 2010 Incentive Award Plan

A description of the principal features of the 2010 Plan is set forth below and is qualified in its entirety by the terms of the 2010 Plan which is attached as Annex A.  If our shareholders vote to approve the 2010 Plan, no further grants of awards will be made under the 1987 Plan.

Eligibility; Administration.

 Employees, consultants and directors of the Company, and certain of its subsidiaries will be eligible to receive awards under the 2010 Plan.  The 2010 Plan will be administered by our Compensation Committee, which may delegate its duties and responsibilities to subcommittees of our director and/or officers, subject to certain limitations that may be imposed under applicable law or regulation, including Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), Section 16 of the Exchange Act and/or stock exchange rules, as applicable.  The Board will administer the 2010 Plan with respect to awards to non-employee directors.  In addition, the Board has delegated authority to the Stock Option Committee, which currently consists of one director, Mr. Dameris, to grant stock options to eligible employees who are not executive officers or directors, within pre-approved limits.  The plan administrator will have the authority to grant and set the terms of all awards under, make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2010 Plan, subject to its express terms and conditions.

Limitation on Awards and Shares Available.

An aggregate of (i) 1,300,000 shares of our common stock, plus (ii) 841,796 shares which were available for issuance under the 1987 Plan on March 31, 2010 (or such lesser number as remain available under the 1987 Plan as of the date of shareholder approval of the 2010 Plan) will be available for issuance under awards granted pursuant to the 2010 Plan, which shares may be treasury shares, authorized but unissued shares, or shares purchased in the open market.  The number of authorized shares will be reduced by 1 share for each share issued pursuant to a stock option or stock appreciation right (SAR) and by 1.53 shares for each share subject to a “full-value” equity award (which generally include awards other than stock options and SARs, such as restricted stock and restricted stock units).

The following types of shares will be added back to the available share limit under the 2010 Plan: (x) shares subject to awards that are forfeited, expire or are settled for cash, (y) shares tendered or withheld to satisfy grant or exercise price or tax withholding obligations associated with an award, and (z) shares repurchased by the Company at the same price paid by a participant pursuant to the Company’s repurchase right with respect to restricted stock awards.  However, the following types of shares will not be added back to the available share limit under the 2010 Plan: (A) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise, and (B) shares purchased on the open market with the cash proceeds from the exercise of options.

Awards granted under the 2010 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which the Company enters into a merger or similar corporate transaction will not reduce the shares authorized for grant under the 2010 Plan.  The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the 2010 Plan during any rolling three-year period is 2,000,000 and the maximum amount that may be paid in cash pursuant to the 2010 Plan to any one participant during any rolling three-year period is $10,000,000.

Awards

The 2010 Plan provides for the grant of stock options, including incentive stock options (ISOs) and nonqualified stock options (NSOs), restricted stock, dividend equivalent rights, stock payments, deferred stock, restricted stock units (RSUs), performance shares, other incentive awards, SARs and cash awards. Except with respect to certain awards to Mr. Dameris under his 2010 employment agreement, no determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2010 Plan.  Certain awards under the 2010 Plan may constitute or provide for a deferral of compensation, subject to Code Section 409A, which may impose additional requirements on the terms and conditions of such awards. All awards will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms.  Awards other than cash awards will generally be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award.  A brief description of each award type follows.

■
Stock Options.  Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other Code requirements are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (110% in the case of ISOs granted to certain significant shareholders), except with respect to certain substitute options granted in connection with a corporate transaction.  The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant shareholders).  Vesting conditions determined by the plan administrator may apply to stock options, may include continued service, performance and/or other conditions.

■
Stock Appreciation Rights.  SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date.  The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years.  Vesting conditions determined by the plan administrator may apply to SARs, and may include continued service, performance and/or other conditions.

■
Restricted Stock; Deferred Stock; RSUs; Performance Shares.  Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price.  Dividends will not be paid on restricted stock awards unless and until the shares vest. Deferred stock and RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met.  Delivery of the shares underlying these awards may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral.  Performance shares are contractual rights to receive a range of shares of our common stock in the future based on the attainment of specified performance goals, in addition to other conditions which may apply to these awards. Conditions applicable to restricted stock, deferred stock, RSUs and performance shares may be based on continuing service with us or our affiliates, the attainment of performance goals and/or such other conditions as the plan administrator may determine.

■
Stock Payments; Other Incentive Awards; Cash Awards. Stock payments are awards of fully vested shares of our common stock that may, but need not be, made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.  Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met.  Cash awards are cash incentive bonuses subject to performance goals.

■
Dividend Equivalent Rights. Dividend equivalent rights represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs.  Dividend equivalents are credited as of dividend payments dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator.  Dividend equivalents may not be paid on awards under the 2010 Plan unless and until such awards have vested.

Performance Awards

All awards may be granted as performance awards (in addition to those identified above as performance awards), meaning that any such award will be subject to vesting and/or payment based on the attainment of specified performance goals. The plan administrator will determine whether performance awards are intended to constitute “qualified performance-based compensation” (QPBC) within the meaning of Code Section 162(m), in which case the applicable performance criteria will be selected from the list below in accordance with the requirements of Code Section 162(m).

Code Section 162(m) imposes a $1,000,000 cap on the compensation deduction that we may take in respect of compensation paid to our “covered employees” (which should include our CEO and our next four most highly compensated employees other than our CFO), but excludes from the calculation of amounts subject to this limitation any amounts that constitute QPBC.  In order to constitute QPBC under Code Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by our Compensation Committee during the first ninety days of the relevant performance period and linked to shareholder-approved performance criteria.

For purposes of the 2010 Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, and may be used in setting performance goals applicable to other performance awards: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on shareholders’ equity; (x) total shareholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of common stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.  The 2010 Plan also permits the plan administrator to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for QPBC awards.

Certain Transactions

The plan administrator has broad discretion to equitably adjust the provisions of the 2010 Plan, as well as the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions.  In addition, in the event of certain non-reciprocal transactions with our shareholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2010 Plan and outstanding awards.  In the event of a change in control of On Assignment (as defined in the 2010 Plan), the surviving entity must assume outstanding awards or substitute economically equivalent awards for such outstanding awards; however, if the surviving entity refuses to assume or substitute for outstanding awards, then all awards will vest in full and be deemed exercised (as applicable) upon the transaction.  Individual award agreements may provide for additional accelerated vesting and payment provisions.

Foreign Participants; Transferability; Participant Payments

    The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States.  With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the 2010 Plan are generally non-transferable prior to vesting and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2010 Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination

The Board may amend or terminate the 2010 Plan at any time; however, except in connection with certain changes in capital structure, shareholder approval will be required for any amendment that increases the number of shares available under the 2010 Plan or “reprices” any stock option or SAR (including any grant of cash or another award in respect of any stock option or SAR when the option or SAR price per share exceeds the fair market value of the underlying shares). No award may be granted pursuant to the 2010 Plan after the tenth anniversary of the date on which we adopt the 2010 Plan.

Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to participants in the 2010 Plan.  This summary deals with the general tax principles that apply and is provided only for general information.  Some kinds of taxes, such as state, local and foreign incomes taxes, are not discussed.

Incentive Stock Options. The grant of an ISO will not be a taxable event for the grantee or result in a business expense deduction for us.  A grantee will not recognize taxable income upon exercise of an ISO (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months prior to the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be a capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Code Section 162(m) and to certain reporting requirements.

Non-Qualified Options. The grant of NSO will not be a taxable event for the grantee or result in a compensation expense deduction for us. Upon exercising a NSO, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a NSO, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and subject to the restrictions of Code Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.  A grantee who is awarded shares of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions requiring the restricted stock to be nontransferable and subject to a substantial risk of forfeiture. However, the grantee may elect under Code Section 83(b) to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, less the purchase price, if any, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse, less the purchase price, if any, will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements, subject to the restrictions of Code Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.  There are no immediate tax consequences of receiving an award of restricted stock units under the 2010 Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the date on which shares are delivered in respect of RSUs.  If the delivery date of the shares is deferred more than a short period after vesting, employment taxes will be due in the year of vesting.  If we comply with applicable reporting requirements and, subject to the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Awards.  Grantees who receive dividend equivalent awards will be required to recognize ordinary income equal to the amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and, subject to the restrictions of Code Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.  There are no immediate tax consequences of receiving an award of SARs under the 2010 Plan. Upon exercising a SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Code Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Share Awards.  Grantees who receive performance share awards generally will not realize taxable income at the time of the grant of the performance shares, and we will not be entitled to a deduction at that time. When the award is paid, whether in cash or common stock, the grantee will have ordinary income, and, if we comply with applicable reporting requirements and, subject to the restrictions of Code Section 162(m), we will be entitled to a corresponding deduction.

Stock Payment Awards. Grantees who receive a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received, and, if we comply with applicable reporting requirements and subject to the restrictions of Section 162(m), we will have a deduction in the same amount.

Deferred Stock.  A grantee receiving deferred stock generally will not have taxable income upon the issuance of the deferred stock and we will not then be entitled to a deduction. However, when shares underlying the deferred stock are issued to the grantee, he or she will realize ordinary income and, if we comply with applicable reporting requirements and subject to the restrictions of Code Section 162(m), we will be entitled to a deduction in an amount equal to the difference between the fair market value of the shares at the date of issuance over the purchase price, if any, paid for the deferred stock.  Employment taxes with respect to these awards will generally be due in the year of vesting.

Performance Awards.  The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and, subject to the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Code Section 409A. Certain types of awards under the 2010 Plan, including, but not limited to RSUs and deferred stock, may constitute, or provide for, a deferral of compensation subject to Code Section 409A.  Unless certain requirements set forth in Code Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties).  To the extent applicable, the 2010 Plan and awards granted under the 2010 Plan are intended to be structured and interpreted to comply with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued under Code Section 409A.

Code Section 162(m).  In general, under Code Section 162(m) , income tax deductions of publicly-held corporations may be limited to the extent total compensation for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Code Section 280G) in any taxable year of the corporation.  However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based” compensation. Stock options and SARs will satisfy the “performance-based” exception if (a) the awards are made by a qualifying compensation committee, (b) the plan sets the maximum number of shares that can be granted to any person within a specified period and (c) the compensation is based solely on an increase in the stock price after the grant date.  The 2010 Plan has been designed to permit the plan administrator to grant stock options and SARs which will qualify as “performance-based compensation.”  In addition, other performance-based awards under the 2010 Plan may be intended to constitute QPBC, as discussed above.

New Plan Benefits

Future benefits under the 2010 Plan are generally discretionary and therefore not currently determinable, except with respect to certain awards to our independent directors in 2010 and to Mr. Dameris under his employment agreement entered into on November 4, 2009 and effective January 1, 2010 (2010 Employment Agreement, as referenced elsewhere in this Proxy).  These awards are described in the table below.   The number of shares under these awards will depend on the closing share price on the day of grant and are not determinable at this time.

Name and Position	Dollar Value of Awards under 2010 Incentive Award Plan
Peter T. Dameris (1)		$4,100,000
James L. Brill	$	―
Emmett McGrath	$	―
Michael McGowan	$	―
Mark Brouse	$	―
Executive Group	$	―
Non-Executive Director Group		$240,000
Non-Executive Officer Employee Group	$	―

(1) Pursuant to his 2010 Employment Agreement, Mr. Dameris is entitled to the following equity award values under the 2010 Plan: $500,000 for 2010, $1,800,000 for 2011 and $1,800,000 for 2012.

Approval of Proposal Two

           The affirmative vote of the holders of a majority of On Assignment’s voting shares represented and entitled to vote on this proposal at the Annual Meeting is required for the adoption of the 2010 Plan.  Our Board unanimously recommends that our shareholders vote “FOR” the adoption of On Assignment’s 2010 Plan.

Equity Compensation Plan Information

The table below sets forth the following information as of December 31, 2009 for (i) all compensation plans previously approved by shareholders; and (ii) all compensation plans not previously approved by shareholders:

(1)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(2)	the weighted-average exercise price of such outstanding options, warrants and rights; and

(3)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	2,216,917	8.16	1,632,994
Equity compensation plans not approved by shareholders	220,024	12.38	―
Total	2,436,941	8.54	1,632,994

Proposal Three —Adoption of the On Assignment 2010 Employee Stock Purchase Plan

    On March 18, 2010, the Board unanimously adopted the On Assignment 2010 Employee Stock Purchase Plan (ESPP) and directed that the ESPP be submitted to the shareholders for approval.  Under the ESPP , we may grant our employees and employees of designated subsidiaries the opportunity to purchase shares of our common stock at a discount.  The purpose of the ESPP is to facilitate purchases of our common stock by employees and to encourage employees to remain in the employment of the Company.  The ESPP allows eligible employees to purchase common stock of the Company through payroll deductions at eighty-five percent of the lower of the market price on the first day or the last day of semi-annual offering periods.  The ESPP is intended to qualify as an “employee stock purchase plan” under Code Section 423.

Prior Employee Stock Purchase Plan

    We previously maintained a shareholder-approved Employee Stock Purchase Plan which was originally adopted by our Board on March 1, 1993 (the Prior ESPP). The pool of shares available for issuance under the Prior ESPP was fully depleted on February 27, 2009.  As a result, the Prior ESPP was terminated and no additional shares will be issued under the Prior ESPP.

Description of the Employee Stock Purchase Plan

A summary of the principal features of the ESPP is set forth below and is qualified by reference to the full text of the ESPP, which is attached to this Proxy Statement as Annex B.

Administration.  The ESPP will be administered by a committee of Board which, initially, shall be the Compensation Committee.  The plan administrator will have broad authority to administer and construe the ESPP and to make determinations with respect to awards, eligible participants, designated subsidiaries and other matters pertaining to plan administration.

Common Stock Reserved for Issuance under the ESPP. Subject to approval by our shareholders of the ESPP, a total of 3,500,000 shares of our common stock will be authorized for grant under the ESPP.  The common stock made available for sale under the ESPP may be unissued shares, treasury shares or shares reacquired in private transactions or open market purchases. In computing the number of shares of common stock available for grant, shares relating to options which terminate prior to exercise will be available for future grants of options.

Participating Subsidiaries and Sub-plans.  The plan administrator may designate certain of our subsidiaries as participating subsidiaries in the ESPP and may change these designations from time to time. The following subsidiaries will be designated to participate in the ESPP for the initial offering under the ESPP (and thereafter unless changed by the plan administrator): (1) Assignment Ready, Inc., (2) Oxford Global Resources, Inc., and (3) VISTA Staffing Solutions, Inc.  The plan administrator may also adopt sub-plans in order to ensure that the terms of the ESPP, as applicable to any non-U.S. participating subsidiaries, comply with applicable foreign laws.

Eligible Employees.  Our employees and those of our participating subsidiaries are generally eligible to participate in the ESPP, though employees who own 5% or more of the combined voting power or value of all classes of our stock or the stock of one of our subsidiaries are not allowed to participate in the ESPP.   Under applicable tax rules, the plan administrator may also exclude certain categories of employees from participation in the ESPP. For the initial offering period (and thereafter unless changed by the plan administrator), the following employees will be excluded from participation in offerings under the ESPP: (1) employees who have been in our employ or in the employ of a designated subsidiary for less than 30 days and (2) employees whose customary employment with us or a designated subsidiary is twenty hours of less per week and/or not more than five months per calendar year.

    Participation.   Eligible employees may generally elect to contribute up to 50% of their base pay and commissions during an offering period under the terms of the ESPP (though the plan administrator may set a lower maximum percentage and will set the maximum at 25% for the initial offering period (and thereafter unless changed by the plan administrator)).

Options granted under the ESPP are exercisable on certain exercise dates only through funds accumulated by an employee through payroll deductions made during the applicable offering period and any such funds that are not used to purchase shares are returned to participants within thirty days after the end of the offering period.  Participants may not accrue the right to purchase stock under the ESPP (or any other tax-qualified stock purchase plan) with a fair market value exceeding $25,000 in any calendar year.  Participation in the ESPP is voluntary.

Offering Periods.  Under the ESPP, employees are offered the option to purchase shares of our common stock at a discount on the last trading day of each offering period (the exercise date).  The plan administrator may designate varying offering periods (including periods that overlap), but will designate that the initial offering period will run for six months, commencing on October 1, 2010, and ending on March 31, 2010. Thereafter, offering periods under the ESPP will run for semiannual periods from April 1 through September 31 and from October 1 through March 31, unless otherwise designated by the plan administrator in the future.

The option purchase price will be 85% of the closing price of our common stock on either the first trading day of the offering period or the last trading day of the offering period, which ever is lower, as reported on the NASDAQ Stock Market.  Unless a participant has previously canceled his or her participation in the ESPP, an amount equal to the amount credited to his or her ESPP account shall be used to purchase the maximum number of whole shares of our common stock that can be purchased for that offering period, subject to individual and aggregate share limitations under the ESPP.  No fractional shares will be issued.

A participant may cancel his or her payroll deduction authorization no later than fifteen calendar days prior to the end of any offering period.  Upon cancellation, the participant may elect either to withdraw all of the funds then credited to his or her ESPP account and withdraw from the ESPP or have the balance of his or her account applied to the purchase of whole shares of common stock that can be purchased for the offering period in which his or her cancellation is effective.

Termination of Employment.  If a participant dies during an offering period, the participant’s estate or beneficiary may elect to use amounts credited to the participant’s account to purchase shares at the end of the relevant offering period or may elect to have such amounts returned to the estate or beneficiary.  If a participant experiences a disability (as defined in the ESPP) within three months prior to the end of an offering period, the participant may elect to purchase shares at the end of the relevant offering period or to have amounts credited to the participant’s account returned.  Upon any other termination of employment, amounts credited to a participant’s account will be returned to the participant.

Transferability.  Options granted under the ESPP are not transferable and are exercisable only by the participant.  In addition, without the consent of the plan administrator, no shares of common stock purchased under the ESPP may be transferred by the participant before the first anniversary of the exercise date on which such shares were purchased, other than by will or pursuant to the laws of descent and distribution.  This transfer restriction on shares will not apply to any transfer of shares to us or in connection with a liquidation or corporate transaction involving us.

Adjustments.  In the event of any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, sale, transfer, exchange or other disposition of all or substantially all of our assets, or exchange of shares of our common stock or other securities, issuance of warrants or other rights to purchase shares of our common stock or other securities, or other similar corporate transactions or events, the plan administrator has broad discretion to equitably adjust awards under the ESPP to prevent the dilution or enlargement of benefits under outstanding awards as a result of such transaction.

    Insufficient Shares.  If the total number of shares of common stock which are to be purchased under outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the ESPP, the plan administrator will make a pro rata allocation of the available shares on a uniform and equitable basis, and unless additional shares are authorized under the ESPP, no further offering periods will take place.  In this event, excess payroll deductions will be refunded to participants.

Amendment or Termination of the ESPP.  The plan administrator has the right to amend, suspend, or terminate the ESPP at any time and from time to time to any extent that it deems advisable.  However, absent the approval of our shareholders, the plan administrator may not amend the ESPP (1) to increase the maximum number of shares that may be purchased under the ESPP or (2) in any manner that would cause the ESPP to no longer be an “employee stock purchase plan” within the meaning of Code Section 423.  If the ESPP is approved, unless terminated earlier by the plan administrator, the ESPP will terminate automatically on March 18, 2020.  No further offerings will take place once all shares of common stock available for purchase thereunder have been purchased unless shareholders approve an amendment authorizing new shares under the ESPP.

Federal Income Tax Consequences

The ESPP is intended to be an "employee stock purchase plan" within the meaning of Code Section 423.  Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights.  Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event that the participant dies while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the date on which the purchase right relating to those shares was granted (which is typically the first day of the applicable offering period) or within one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction in the taxable year in which such disposition occurs equal to the amount of such excess.  Any further gain or loss to the participant upon disposition will be capital gain or loss, and the amount of ordinary income recognized by the participant will be added to the participant’s basis in the common stock for purposes of determining such capital gain or loss.

If the participant sells or disposes of the purchased shares more than two years after the date on which the purchase right relating to those shares was granted and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the date of grant of the purchase right.  The Company will not be entitled to an income tax deduction with respect to such disposition.  Any further gain or loss to the participant upon disposition will be capital gain or loss, and the amount of ordinary income recognized by the participant will be added to the participant’s basis in the Common Stock for purposes of determining such capital gain or loss.

If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the applicable date of grant of the purchase right will constitute ordinary income in the year of death.

    New Plan Benefits.  No current non-employee directors will receive any benefit under the ESPP.  The benefits that will be received, or that would have been received during the fiscal year ended December 31, 2009 if the ESPP had been in effect during such fiscal year, under the ESPP by our current executive officers and by all eligible employees are not currently determinable because the benefits depend upon the degree of participation by employees and, with respect to future benefits, the trading price of our common stock in future periods.

Approval of Proposal Three

The affirmative vote of the holders of a majority of On Assignment’s voting shares represented and entitled to vote at the Annual Meeting is required to adopt the On Assignment 2010 Employee Stock Purchase Plan. Our Board unanimously recommends that our shareholders vote “FOR” the On Assignment 2010 Employee Stock Purchase Plan.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

The Company seeks to attract, motivate and retain key talent needed to enable On Assignment to operate successfully in a competitive environment.  The Company’s fundamental policy is to offer On Assignment’s named executive officers (hereinafter referred to as “executive officers” or “executives”) competitive compensation opportunities based upon their relevant experience, their individual performance and the overall financial performance of On Assignment in a way that is aligned with the long-term interests of the Company’s shareholders.

The Compensation Committee, all three members of which are independent directors under applicable NASDAQ and SEC rules, oversees the executive compensation program and determines compensation for the Company’s executive officers.  The Compensation Committee recognizes that, from time to time, it is appropriate to enter into compensatory agreements with key executives, and has done so with each of its executive officers.  Through these agreements, On Assignment seeks to further motivate such individuals or retain their services as well as to secure confidentiality and nonsolicitation obligations from such executives, applicable both during and after their employment.   These agreements with executive officers include executive employment agreements and severance arrangements.

In exercising discretion to determine compensation, the Compensation Committee carefully considers the experience, responsibilities and performance of each executive officer and the Company’s overall financial performance.   At the Compensation Committee’s request, Mr. Dameris reviews with the Compensation Committee the performance of the other executive officers.  The Compensation Committee periodically reviews the effectiveness and competitiveness of On Assignment’s executive compensation structure with the assistance of compensation consultants and by conducting informal salary surveys.  The Compensation Committee works closely with the Chief Executive Officer in setting compensation for the executive officers, giving considerable weight to Mr. Dameris’ evaluation of the other executive officers because of his direct knowledge of their performance.  The Company believes that the compensation program for the executive officers is instrumental in the Company’s performance.

    In determining appropriate compensation for our executives, On Assignment considers numerous factors including, but not limited to:  rewarding results which are beneficial for the shareholders, competitive compensation, balancing cash and equity payments, recognizing external effects on our business (i.e. the economy), retention of executives and key employees, skills of the executive officers, the Company’s business and growth strategy and the overall reasonableness of compensation. The Compensation Committee strives to achieve a balance between cash and equity compensation as well as long-term and short-term incentive compensation which align with our shareholders’ interests.  The Compensation Committee balances various goals, longer-term performance objectives and vesting conditions and increases the range of performance.  The Company limits the size of compensation based on non-performance issues such as sign-on bonuses.

    Generally, as an executive officer’s level of responsibility increases, the Compensation Committee links a greater portion of the executive’s total compensation to On Assignment’s performance, quantified by measurements such as revenue, profitability, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and stock price appreciation, rather than solely upon the executive’s salary.  The Compensation Committee believes this structure is appropriate because as the executive’s level of responsibility increases, the impact of his efforts and business judgment upon the performance of the Company and the Company’s stock price also increases.  To that end, our executive officers receive annual cash incentive compensation opportunities with attainment targets set each year by the Compensation Committee, based on percentages of their annual salary, with those percentages ranging from 75% to 120%, depending upon the scope of the executive’s responsibilities.  Additionally, our executive officers receive restricted stock or restricted stock unit equity grants that increase as the executive’s level of responsibility and impact on overall Company performance increases.  The value of the equity grants are tied to the value of On Assignment’s common stock, with vesting schedules that are based on the passage of time and, in some cases, also upon the attainment of performance-based goals established by the Compensation Committee.

The key factors considered in establishing the components of each executive officer’s compensation package for 2009 are summarized below.

Compensation Program

The key elements of executive compensation are:

■	base salary

■	performance-based cash incentive compensation

■	long-term equity-based incentive awards, which may include time vesting and performance-based vesting grants

■	fringe benefits and participation in Company-sponsored employee benefit plans

Base Salary

One important component of our compensation package is an annual salary commensurate with the each executive officer’s experience, scope of responsibility, skill in executing those responsibilities and overall value to the organization.  Other factors considered in determining base salary are individual performance as measured by the success of the executive’s business division or area of responsibility, competitiveness with salary levels of similarly sized companies evaluated through informal salary surveys, internal compensation parity standards and On Assignment’s ability to pay an appropriate and competitive salary. The amount and timing of any increase in base compensation depends upon, among other things, overall economic conditions, the Company’s performance, the individual’s performance, internal compensation parity and the time interval and any responsibilities assumed since the last salary increase.  While the Compensation Committee allocates a competitive base salary for each executive, base salary is only a portion of the overall compensation program.  Executives’ performance, including over-achievement, is rewarded through incentive programs, rather than base salary.

Incentive Compensation Philosophy

A fundamental objective of the Compensation Committee is to make a substantial portion of each executive officer’s compensation contingent upon On Assignment’s performance as well as upon his own individual level of performance such that each executive officer is compensated for results.  The Compensation Committee may further this objective through an annual performance-based incentive compensation program using multi-year, long-term incentive awards subject to achievement of specified goals tied to business criteria, including periodic equity grants with performance-based vesting components.  The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  The mechanics and attainment criteria for annual incentive awards and long-term incentive awards are discussed in greater detail below.

The Compensation Committee believes the use of both annual and long-term incentive awards encourages the executive officers to balance and manage short-term returns against long-term Company goals and investments in future opportunities.  Annual incentive awards are generally cash awards, intended to reward the executive for achieving growth on one or more designated business unit level or consolidated performance metrics.  Multi-year, long-term incentive awards are typically equity awards, with vesting triggered by the passage of time and/or by the attainment of designated levels of Company financial performance.  The Compensation Committee may specify the amount of the incentive award as a percentage of the executive’s annual salary or as another amount that need not bear a strictly mathematical relationship to the performance goals. The Compensation Committee may, in its discretion, reduce the amount of certain awards otherwise payable in connection with an incentive program if the Compensation Committee determines that the assumptions applied when setting the goals ultimately proved invalid, unanticipated factors not tied to executive performance resulted in the executive’s attainment of the targets, or the Compensation Committee determines that other considerations dictate that the award should be reduced.  Awards to individuals who are covered under Code Section 162(m) (discussed below) or who the Compensation Committee believes may be covered in the future, may be structured by the Compensation Committee, in its discretion, to constitute “qualified performance-based compensation” under Code Section 162(m) in order to preserve the deductibility of the awards.

Annual Cash Incentive Compensation

Executive officers are eligible for annual incentive compensation payable in cash and tied to achievement of performance goals, which typically include components related to revenues and profitability, either at the divisional or corporate levels, or a combination, depending upon the executive’s area of responsibility.  By focusing on revenues and profitability measures, the Compensation Committee attempts to relate annual cash incentive compensation to performance measures that demonstrate appropriate growth and contribute to overall shareholder value.  Within the first 90 days of each fiscal year, the Compensation Committee establishes performance targets and corresponding incentive compensation, which is typically calculated as a percentage of the individual’s base salary, with higher level executives eligible for higher percentages. Currently these percentages range from 75% of annual salary to 120% of annual salary, assigned according to the rank and the scope of responsibilities of the executive.  For most of our officers, half or more of each annual compensation package is attached to attainment of the respective incentive compensation program targets.  The Compensation Committee feels this arrangement appropriately links the executives’ remuneration to the performance of the Company and the benefits derived by the shareholders.  Actual percentages and a detailed description of performance targets applicable to the 2009 annual incentive compensation program are set forth in more detail for each executive officer in the section below titled “Summary of Executive Compensation” section presented elsewhere in this Proxy Statement.   The targets are based on full year performance measures and are, therefore, determined at a time when attainment is substantially uncertain. In recent years, including 2009, this incentive bonus has consisted of two components:  a “target bonus” for the achievement of set objectives the Compensation Committee established at the beginning of the year and an additional bonus, paid incrementally, up to a pre-set level if an executive surpasses the set objectives.  Structuring the annual incentive compensation in this manner upholds On Assignment’s philosophy of paying for performance.  The target bonus is designed to be achievable based upon highly competent management performance on the executive’s part, assuming certain economic conditions and other circumstances at the time the goal was established.  The maximum additional target bonus is designed to be difficult to achieve under those circumstances and to reward truly exceptional performance.

As previously noted, the Compensation Committee may exercise negative discretion to reduce the amount of an award otherwise to be made in connection with certain incentive plans.  Subject to limitations imposed on certain awards under Code Section 162(m) (discussed below), the Compensation Committee may also award additional discretionary incentive compensation, based on such factors as substantial over-achievement of performance targets for which the annual incentive compensation program otherwise provides no award, upon a change in the executive officer’s employment status or in recognition of an executive’s success in implementing change or otherwise attaining results that delivered value to the Company, but were not captured in the annual incentive program performance targets.  The Compensation Committee reserves all of the foregoing discretion to avoid results that fail to serve the goal of paying for performance, based on a strict application of the program.

Long-Term Equity Incentive Compensation

The Compensation Committee periodically approves grants of stock options, restricted stock and restricted stock units to On Assignment’s executive officers.  The grants may occur in conjunction with On Assignment’s entry into an executive employment agreement or extension of an executive employment agreement, or as part of a periodic assessment of the degree to which equity continues to constitute an appreciable component of the executive officers’ compensation packages.  These grants are designed to balance the comparatively short-term goals of the annual incentive compensation targets with long- term stock price performance, to align the interests of each executive officer with those of the shareholders and to provide each individual with a significant incentive to manage their responsibilities from the perspective of an owner with an equity stake in the business. Each option grant allows the executive officer to acquire shares of common stock over a specified period of time of up to ten years.  Because our stock options are granted at fair market value, these grants provide a return to the executive officer only if the market price of the shares appreciates over the option term.  Due to volatility in the fair market value of the Company’s common stock, which can fail to reflect the actual financial performance of the Company, as well as periodic trading restrictions imposed on our executive officers as a result of their status as Company insiders, the Compensation Committee typically augments stock option awards to our executive officers with awards of restricted stock units as well as, in the case of Mr. Dameris, awards of restricted stock.  Because the restricted stock and restricted stock unit grants are generally made in exchange for nominal consideration only, these grants confer the full share value on their recipients and therefore continue to encourage the recipient to maximize the value of the Company’s common stock, even where short-term stock price drops may render awards based solely on stock appreciation (such as options and stock appreciation rights) worthless.

The Company continues to rely primarily on long-term equity awards in the form of restricted stock units to ensure a strong connection between the executive compensation program and the long-term interests of the Company’s shareholders.  The Company believes that restricted stock units are effective compensation element for attracting executives and promoting their long-term commitment to the Company.  A restricted stock unit award vests only if the executive officer provides services to the Company until the vesting date.  On Assignment believes that granting equity awards with long vesting periods create a retention incentive and encourages the executive officers to focus on the Company’s long-term business objectives and long-term stock price performance.

Like stock options, restricted stock and restricted stock units vest over a specified period of time.  Unlike our typical grants of stock options, restricted stock and restricted stock unit grants may condition the vesting of some percentage of the award upon achievement of defined performance criteria within a specific timeframe.  Because options reward their recipients only for stock price increase (and are therefore inherently performance based), we believe that time-based vesting is generally appropriate for options, while conditioning some of the vesting of restricted stock and restricted stock unit awards (which confer full share value) on the attainment of performance objectives is appropriate.   This type of award creates an incentive for the executive to attain the designated performance criteria, for vesting purposes, as well as to execute business plans that increase the overall fair market value of our common stock and align the executives’ interests with the Company’s shareholders.

The size of the restricted stock award, option or restricted stock unit grant is set at a level that the Compensation Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the executive’s current position and ability to impact the stock price.  The size of the award or grant is also generally linked to the executive officer’s annual salary and incentive compensation opportunity.  Equity awards or grants also take into account the scope and business impact of the executive’s position, the individual’s potential to assume future duties and responsibility on behalf of On Assignment over the vesting schedule and/or option term, the executive’s individual performance in recent periods and the executive’s current holdings of On Assignment stock and options received through previous equity grants as well as the per individual, per period award limits. We feel that taking all of these factors into consideration enhances our ability to provide meaningful and appropriate incentives.

Company-Sponsored Health and Welfare Benefits

Our executives and their legal dependents are eligible to participate in Company sponsored health and welfare plans.  These benefits are designed to be competitive with overall market practices and to attract and retain employees with the skills and experience needed to promote On Assignment’s goals.  The Compensation Committee believes that providing this coverage opportunity and enabling payment of the employee portion of such coverage costs through payroll deductions encourages our executives and their legal dependents to avail themselves of appropriate medical, dental and other health care services, as necessary, to help ensure our executives’ continued ability to contribute their efforts towards achieving On Assignment’s growth, profitability and other goals.

Severance and Change-in-Control Benefits

The executive employment agreements also provide for severance arrangements with each executive officer in the event of an involuntary termination without “cause” or, in some cases, a “constructive termination” or a termination by the executive for “good reason” as those terms are defined in the executive employment agreements.  Additionally, pursuant to our Executive Change of Control Agreements with Mr. Brill and Mr. Dameris and the On Assignment Change in Control Severance Plan in which our other executive officers participate, On Assignment provides for payments of the executive officer’s then-current annual salary and incentive compensation and continuation of health and welfare plan participation or lump-sum payment of the cost of such continued coverage for a pre-defined period of time, without cost to the executive, in the event the executive is terminated under certain defined circumstances following a change in control.   We feel that these severance triggers and levels are appropriate to ensure our executive officers’ financial security, commensurate with their positions, in order to ensure that they remain focused on their duties and responsibilities and promote the best interests of On Assignment in all circumstances.

Pursuant to the Executive Change of Control Agreements with Mr. Brill and Mr. Dameris, immediately prior to a change of control (as defined in the agreements), all stock options and other unvested equity awards then held by the executive will become fully vested and exercisable subject, in Mr. Dameris’ case, to exceptions with respect to certain equity awards called for under his employment agreement.  Under the Executive Change of Control Agreements as well as the On Assignment Change in Control Severance Plan, in the event it is determined that any payment arising under such agreement or plan would be subject to the excise tax imposed by Code Section 4999, then the executive shall be entitled to receive an additional payment in an amount equal to the excise tax imposed upon the payments.  The Compensation Committee believes that the change in control arrangements serve to minimize any distraction to the executive officer resulting from a potential change in the control of the Company and decrease the risk that these individuals would leave On Assignment when a transaction was imminent, thereby reducing the value of On Assignment to a prospective buyer, or to the shareholders in the event the transaction failed to close.  Structuring the change in control severance benefits as primarily “double-trigger” (becoming payable only upon the occurrence of the executive’s involuntary or constructive termination following the change in control) appropriately serves these goals yet avoids bestowing a windfall on the executive officer in the event he is not involuntarily terminated following such an event.  The Compensation Committee believes use of the “single-trigger” accelerated vesting of stock options and other unvested equity awards held by Mr. Brill and Mr. Dameris (which occurs immediately prior to a change in control regardless of whether the executive is involuntarily terminated upon or following the transaction), properly acknowledges the direct link between the executive’s leadership of the Company and the value of the equity and recognizes that the link is greatly attenuated after a change in control, regardless of the executive’s actual employment status.  The single-trigger arrangement permits Mr. Brill and Mr. Dameris to receive the benefit of an increase in the fair market value of the equity resulting from their efforts to consummate a transaction approved by our shareholders.  The executive employment, severance and change of control arrangements are described under the heading “Employment Contracts and Change in Control Arrangements” below.

Perquisites

On Assignment also makes additional perquisites available to certain of its executive officers, consisting of a monthly automobile allowance, payment or reimbursement of actual expenses incurred by the executive officer in connection with an annual physical examination, (subject to specific limits) and payment or reimbursement of actual expenses incurred for tax preparation and financial planning services, (again, not to exceed specific limits).  The Compensation Committee acknowledges the considerable time and focus demanded of our executive officers by their work duties as well as their role as “ambassadors” of On Assignment and authorizes these benefits in order to limit the impact of attending to these personal responsibilities.  Additionally, the Compensation Committee believes the executives perceive these perquisites to be highly valuable and therefore helpful in attracting and retaining qualified leaders.

Deferred Compensation Plans

On Assignment offers tax-qualified 401(k) plans to its U.S. employees.  Some of our executives and other employees are not eligible to participate, or to fully participate up the maximum contribution levels permitted by the Code, in the applicable On Assignment 401(k) plan as a result of their status as “highly compensated” employees under the Code.  Therefore, On Assignment offers the On Assignment Deferred Compensation Plan, a separate non-qualified savings plan, for eligible employees which currently permits employees and directors determined to be eligible by the Compensation Committee to annually elect to defer up to 100% of their base salary, incentive compensation, and/or director fees on a pre-tax basis and earn tax-deferred income on these amounts.  The Company believes that these tax advantaged savings plans are valuable in recruiting talented executives.  The Deferred Compensation Plans permit matching Company contributions and other benefits similar to, though not as favorable for tax purposes, as the 401(k) plans.  The Compensation Committee maintains these programs in an effort to provide the executive officers with retirement benefits that are comparable to and competitive with the benefits available to similarly situated executives in the market.  The On Assignment Deferred Compensation Plans are described in more detail under the heading “Deferred Compensation” elsewhere in this Proxy Statement.

Employee Stock Purchase Plan

As previously discussed in this Proxy statement, On Assignment maintained an Employee Stock Purchase Plan which terminated on February 27, 2009 (the Prior ESPP) due to the depletion of shares available for issuance. Since an employee stock purchase plan is designed to assist employees of the Company in acquiring stock ownership in the Company and to encourage employees to remain in the employment of the Company, the Company now seeks shareholder approval for the 2010 On Assignment Employee Stock Purchase Plan as described in this Proxy statement.  We believe that implementing an employee stock purchase plan helps incentivize our executive officers and provides the incentives of ownership generally to our employees.

Tax Provisions and Accounting Consequences

The Compensation Committee considers the anticipated tax consequences to us and our executive officers when reviewing our compensation programs, as the deductibility of some types of compensation payments or the amount of tax imposed on the payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights or termination of employment.  The Compensation Committee considers the requirements of Code Sections 409A and 162(m) when structuring the executive compensation packages.  Code Section 162(m) limits the tax deductibility to the Company of annual compensation in excess of $1,000,000 that is paid to our Chief Executive Officer, and our three other most highly compensated executive officers (other than the Chief Financial Officer).  However, certain performance-based compensation is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon the attainment of pre-established, objective performance goals that are based on shareholder-approved performance criteria and the committee that establishes and certifies such goals consists only of “outside directors.” All members of our Compensation Committee, which establishes such goals, qualify as outside directors. Code Section 409A imposes an excise tax on employees with respect to compensation paid in contravention of certain requirements upon the timing of the payment(s) of amounts that are deemed to constitute “nonqualified deferred compensation” under the Code.  Changes in applicable tax laws and regulations, as well as other factors beyond the Compensation Committee’s control, also can affect the deductibility of compensation.

The Compensation Committee also endeavors to structure executive officers’ compensation based on the requirements of Code Section 280G.  Code Section 280G disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control.  In addition, Code Section 4999 imposes a 20 percent penalty on the individual receiving the excess payment.  Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity- based compensation.  Excess parachute payments are parachute payments that exceed a threshold determined under Code Section 280G based on the executive’s prior compensation.  In approving the compensation arrangements for our executive officers, our Compensation Committee considers all elements of the cost to our Company of providing such compensation, including the potential impact of Code Section 280G.  However, our Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Code Section 280G and the imposition of excise taxes under Code Section 4999 when it believes that such arrangements are appropriate to attract and retain executive talent.

The Compensation Committee also regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity compensation awards. In particular, ASC Topic 718 (formerly known as FASB 123R), requires us to recognize an expense for the fair value of equity-based compensation awards. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our awards with our overall executive compensation philosophy and objectives.

While the tax or accounting impact of any compensation arrangement is one factor to be considered in determining appropriate compensation, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent. The Compensation Committee may award compensation which is not fully deductible to our executive officers if it determines that such award is consistent with its philosophy and is in our and our shareholders’ best interests.

Like the 1987 Plan, the 2010 Plan described in this Proxy Statement and now presented to the shareholders for approval at the Annual Meeting, is designed to permit the Compensation Committee to grant awards that may qualify as performance-based for purposes of satisfying the conditions of Code Section 162(m), including stock options, other performance-vesting awards and cash incentive awards.  Other awards under the plan, including time-vesting restricted stock and restricted stock units may not qualify as performance-based awards.

Summary of Executive Compensation

Compensation paid to executive officers for 2009 consisted primarily of base salary, bonuses in connection with the annual incentive compensation program and long-term incentive compensation consisting of stock option grants and restricted stock units as described above.

Chief Executive Officer Compensation

Mr. Dameris’ 2009 compensation was determined based on principles applicable to executive officers generally: to offer base salary that equitably compensates the executive for the competent execution of his duties and responsibilities, to structure an overall compensation package that rewards superior performance, to balance attainment of near-term business objectives with long-term goals and to align the executive’s goals with those of our shareholders.  His 2009 compensation was also based on the terms of his November 2003 employment agreement, as amended through December 31, 2009.

Mr. Dameris’ salary was set at $635,250 as of August 2008, representing a 10% increase from his prior-year salary, and he did not receive a salary increase in 2009.  In determining not to apply a salary increase in 2009, the Compensation Committee considered the overall volume and value of Mr. Dameris’ equity grants, described below, his annual incentive compensation opportunity, described herein, the performance of the Company during the period since his last salary increase, the typical percentage increase applied to the other executive officers’ salaries, the performance of the staffing industry during 2009 and the overall economic climate.

Mr. Dameris’ target cash incentive compensation remained at 120% of his base salary as further described under “Employment Contracts and Change in Control Arrangements” in this Proxy Statement.  The targets are set by the Compensation Committee after consultation with Mr. Dameris.  For 2009, the targets were set such that Mr. Dameris would earn an annual incentive bonus equal to 60% of his annual base salary upon the Company’s attainment of a consolidated 2009 adjusted EBITDA of no less then $54,000,000; Mr. Dameris would earn an annual incentive bonus equal to of up to 42% of his annual base salary on a sliding scale, based on the Company’s attainment of an operating margin of at least 7.65% up to a maximum of 8.5%; and Mr. Dameris would earn an annual incentive equal to of up to 18% of his annual base salary with the actual award amount between 0% and 18% to be determined at the Committee’s discretion based on the Company attaining 2009 cash generation in excess of $28 million and/or the Company amending or replacing its existing credit facility on terms acceptable to the Board.  Mr. Dameris voluntarily waived his participation in the annual incentive compensation program for 2009 and thereby waived any cash incentive compensation to which he would otherwise have been entitled in 2009. Accordingly, Mr. Dameris was not paid any amount for his 2009 cash incentive compensation.

During 2009, Mr. Dameris received additional compensation of $7,115.35, which consisted of his monthly automobile allowance, healthcare-related reimbursement and tax preparation expense reimbursement.

In January 2009, pursuant to his employment agreement, Mr. Dameris was granted 90,252 restricted stock units with a fair market value of approximately $500,000 on the date of grant, with 11/36ths vesting on December 31, 2009 and the remainder vesting incrementally at the rate of 1/36th per month, through January 2, 2012, subject to Mr. Dameris’ continued employment through each such vesting date.  The Compensation Committee believes the restricted stock unit grant provides Mr. Dameris with incentive to focus on increasing the long-term value of the Company’s common stock, to the benefit of the Company’s shareholders.  Also in January 2009, pursuant to his employment agreement, Mr. Dameris was granted 90,252 restricted stock units, which vest as to a range of the units on a sliding scale on December 31, 2011, based on the Company’s stock price performance as compared to that of certain peer companies (designated by the Compensation Committee) during the performance period commencing January 1, 2009 and ending December 31, 2011, as measured over the first 20 days and last 20 days of such period.  The Compensation Committee believes this provides Mr. Dameris with incentive to focus on outperforming the Company’s peers, thereby ensuring that the Company is considered a premier performer in its sector.   In January 2009, pursuant to his employment agreement, Mr. Dameris was also granted a restricted stock award of 90,252 shares, with a fair market value of approximately $500,000 on the date of grant. Pursuant to the grant terms, Mr. Dameris earns 50% of the shares that are the subject of this grant if the Company attains adjusted EBITDA of at least $43,200,000 in 2009 and he earns the remaining 50% of the shares on a pro-rata basis if the Company’s 2009 adjusted EBITDA is at least $43,200,000 up to a maximum of $54,000,000, vesting in the number of shares earned on December 31, 2009, subject to his continued employment through such date.  As a result of the Company’s performance in 2009 following the global economic downturn, the Company attained $32,040,000 in adjusted EBITDA for 2009, and, consequently, Mr. Dameris did not earn this portion of his long-term equity incentive awards based on achievement of financial objectives.

The Compensation Committee believes the performance conditions imposed on this award encouraged Mr. Dameris to strive for superior 2009 adjusted EBITDA results while the time-vesting component encourages Mr. Dameris to continue in service through the vesting date.  The use of adjusted EBITDA targets encourages Mr. Dameris to focus on producing financial results that align with the interests of the shareholders.  The Compensation Committee assigned equal weight to the time-vesting restricted stock units, the restricted stock units which vest based on our total shareholder return as compared with our peers and the restricted stock.  It did so in order to offer a balanced incentive and reward for an overall increase in the fair market value of our stock, the attainment of specific performance goals and superior stock performance relative to similar companies in our industry.

Chief Financial Officer Compensation

Mr. Brill’s 2009 compensation was determined based on the same factors applicable to Mr. Dameris and our other executive officers generally, as discussed as well as the terms of his January 1, 2007 employment agreement, as amended and restated on December 11, 2008.

Mr. Brill’s annual base salary for 2009 was set at $293,760, a 2% increase from 2008.   His salary was set after considering Mr. Brill’s past performance as the Company’s Chief Financial Officer, the annual salary increases awarded to the Company’s other employees and executive officers for the year, the range of the Company’s other executive officer salaries, the performance of the Company and the overall economic climate.

Pursuant to his employment agreement, Mr. Brill is eligible for an annual cash incentive award of up to 100% of his annual base salary.  The Compensation Committee established Mr. Brill’s annual incentive compensation percentage based on these same general factors that the Compensation Committee considered for his annual base salary.  The targets are set by the Compensation Committee after consultation with the Chief Executive Officer and represent a percentage attainment of the amount forecasted by the Company for the fiscal year as set forth in the 2009 Board-approved budget.  In addition, the Compensation Committee considers specific factors relevant to the Company’s success for that year.  For 2009, Mr. Brill would be eligible to receive 50% of his annual base salary contingent upon the Company achieving consolidated 2009 Adjusted EBITDA of no less than $54,000,000.  Mr. Brill would be eligible for up to 50% of his annual base salary determined as a linear pro ration of the extent to which the company achieves the following goals:  (i) up to 20% will  be earned based on the Company generating cash levels between $25,200,000 and $30,8000,000; (ii) up to 20% will be earned based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5%; (iii) up to 40% based on the Company’s attainment of a consolidated Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5%; (iv) 20% if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof.  Mr. Brill waived his participation in the annual incentive compensation program and thereby waived any incentive compensation to which he would otherwise have been entitled in 2009.  Accordingly, Mr. Brill was not paid any 2009 cash incentive compensation.

Mr. Brill received additional compensation of $3,115.35, which consisted of his monthly automobile allowance.

The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  In furtherance of this objective, on January 2, 2009, Mr. Brill received a grant of 77,601 restricted stock units. Sixty percent of the award (or 46,561 restricted stock units) vests in three equal, annual installments of approximately 15,521 units on each of on January 2, 2010, January 2, 2011 and January 2, 2012.  The remaining 40% of the award is performance-based, vesting in three equal, annual installments, on the first three anniversaries of the grant date as set forth above, subject to attainment of performance targets established by the Compensation Committee (the “Performance Vesting Grant”).

The portion of Mr. Brill’s Performance Vesting Grant eligible to vest based on 2009 performance totaled 10,347 restricted stock units.  Fifty percent (or 5,175 restricted stock units) would have vested contingent upon the Company attaining adjusted EBITDA of $45,900,000 in 2009.  Thereafter, Mr. Brill would have vested in up to an additional 50% of the grant incrementally when the Company achieved adjusted EBITDA of between $45,900,000 up to a maximum of adjusted EBITDA of $59,400,000 in 2009.  As a result of the Company’s performance in 2009 following the global economic downturn, the Company achieved adjusted EBITDA of $32,040,000 in 2009 and Mr. Brill did not vest in this long-term equity incentive award.  Accordingly, 10,347 restricted stock units from the 2009 Performance Vesting Grant rolled forward to become part of the 2010 Performance Vesting Grant scheduled to vest, contingent upon attainment of the applicable adjusted EBITDA target, in January 2011.  Second and third installments of the Performance Vesting Grant shall vest, again, contingent upon attainment of adjusted EBITDA targets established by the Compensation Committee, on the second and third anniversaries of the grant date, respectively.  However, in the event Mr. Brill does not attain the targets necessary to vest the entire first year Performance Vesting Grant in January of 2010, the unvested Performance Vesting Grant for 2009 shall roll forward for one year only and shall be added to the 2010 Performance Vesting Grant potentially vesting in January of 2011. Vesting shall then be contingent upon Mr. Brill’s attainment of the adjusted EBITDA target established by the Compensation Committee for the year 2010.  Any unvested Performance Vesting Grant originally scheduled to vest in January of 2011 shall, likewise, roll forward for one year only and shall be added to the Performance Vesting Grant potentially vesting in January 2012.

    The use of adjusted EBITDA targets encourages Mr. Brill to focus on producing results that align with the interests of the shareholders.  The Compensation Committee chose restricted stock units because, unlike stock options, the restricted stock units are not at risk of becoming “underwater” during the three year vesting period and thereby failing in their fundamental purpose of providing an incentive to Mr. Brill to remain employed with the Company and focus efforts on achieving the performance targets necessary for vesting.  The Compensation Committee establishes the applicable performance targets within the first 90 days of each year.  Vesting as described above occurs only if Mr. Brill remains employed with the Company through the performance vesting date.  In the event of a change in control of the Company, the vesting of any unvested portion of the award shall be subject to the provisions of Mr. Brill’s executive change in control agreement.  If Mr. Brill’s employment with us is terminated for any other reason, the unvested portion of the restricted stock units will be forfeited as of the termination date.

           To arrive at the number of restricted stock units subject to the grant, the Compensation Committee considered Mr. Brill’s experience serving as the Chief Financial Officer of a publicly-traded company, the quality of his service to the Company, the number of restricted stock units granted to the Company’s other executive officers, and the then-current fair market value of the Company’s common stock.  Consistent with its overall compensation philosophy, the Compensation Committee believes that the time-vesting portion of the restricted stock unit grant rewards Mr. Brill for exercising business judgment that maximizes the trading price of the Company’s common stock over a multi-year period and the performance-vesting portion of the restricted stock unit grant encourages Mr. Brill to strive for superior adjusted EBITDA results.  The Compensation Committee also believes the multi-year vesting schedule encourages Mr. Brill’s continuation in service with the Company through those vesting dates.

President of Oxford Global Resources Compensation

Mr. McGowan’s 2009 compensation was determined based on the same factors described above for the other executive officers as well as the terms of his January 3, 2007 employment agreement, as amended and restated on December 30, 2008.  Under his employment agreement, Mr. McGowan was entitled to a minimum annual base salary of $345,000 for calendar year 2009.  Mr. McGowan did not receive a salary increase in 2009.  In determining not to apply a salary increase in 2009, the Compensation Committee considered Mr. McGowan’s experience as President of Oxford, current salary for serving as President of Oxford, the impact of Oxford’s performance on the Company’s overall performance, the range of the Company’s other executive officer salaries, the overall challenging economy as well as the performance of Oxford during 2009.

Pursuant to his employment agreement, Mr. McGowan is eligible for an annual cash incentive award of up to 100% of his annual base salary.  The Compensation Committee established Mr. McGowan’s annual incentive compensation percentage based on the same general factors that the Compensation Committee considered for his annual base salary.  For 2009, Mr. McGowan would be eligible to earn an annual incentive bonus up to 50% of his annual base salary contingent upon Oxford and/or the Company achieving the following goals:  (i) 40% based upon Oxford attaining 2009 Adjusted EBITDA of no less than $24,376,000 and (ii) 60% based upon the Company attaining consolidated 2009 Adjusted EBITDA of no less than $54,000,000.  Mr. McGowan would be eligible to earn up to 50% of his annual base salary determined as a linear pro ration of the extent to which Oxford and/or the Company achieve the following goals:  (i) up to 20% based on the Company generating cash levels between $25,200,000 and $30,800,000; (ii) up to 20% based on Oxford’s attainment of a gross margin of at least 33.43% up to a maximum of 37.14%  (iii) up to 20% based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5%; (iv) up to 15% based on Oxford’s attainment of an Adjusted EBITDA margin of at least 11.86% up to a maximum of 13.18%; (v) up to 15% based on the Company’s attainment of a consolidated Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5%; (vi) 10% if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof. The annual incentive compensation targets are set by the Compensation Committee after consultation with the Chief Executive Officer and represent a percentage attainment of the amount forecasted by the Company for the fiscal year as set forth in the 2009 Board-approved budget. In addition, the Compensation Committee considers specific factors relevant to the Company’s success for that year.  Mr. McGowan waived his participation in the annual incentive compensation program and thereby waived any incentive compensation to which he would otherwise have been entitled in 2009.  Accordingly, Mr. McGowan was not paid any 2009 cash incentive compensation.

During 2009, McGowan received additional compensation of $6,076.78, which consisted of monthly automobile allowance and tax preparation expense reimbursement.

The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  In furtherance of this objective, on January 2, 2009, Mr. McGowan received a grant of 44,092 restricted stock units. Sixty percent of the award (or 26,455 restricted stock units) vests in three equal, annual installments of 8,819 on January 2, 2010, January 2, 2011 and January 2, 2012.  The remaining 40% of the award is performance-based, vesting in three equal, annual installments, on the first three anniversaries of the grant date as set forth above, subject to attainment of performance targets established by the Compensation Committee (the “Performance Vesting Grant”).

The portion of Mr. McGowan’s Performance Vesting Grant eligible to vest based on 2009 performance totaled 5,879 restricted stock units.  Fifty percent (or 2,939 restricted stock units) would have vested contingent upon the Company attaining adjusted EBITDA of $45,900,00 in 2009.  Thereafter, Mr. McGowan would have vested in up to an additional 50% of the grant incrementally when the Company achieved adjusted EBITDA in excess of $45,900,000, up to a maximum of $59,400,000 in 2009.   As a result of the Company’s performance in 2009 following the global economic downturn, the Company achieved adjusted EBITDA of $32,040,000 in 2009 and Mr. McGowan did not vest in this long-term equity incentive award.  Accordingly, 5,879 restricted stock units from the 2009 Performance Vesting Grant rolled forward to become part of the 2010 Performance Vesting Grant scheduled to vest, contingent upon attainment of the applicable adjusted EBITDA target, in January 2011. Second and third installments of the Performance Vesting Grant shall vest, again, contingent upon attainment of adjusted EBITDA targets established by the Compensation Committee, on the second and third anniversaries of the grant date, respectively.  However, in the event Mr. McGowan does not attain the targets necessary to vest the entire first year Performance Vesting Grant in January of 2010, the unvested Performance Vesting Grant for 2009 shall roll forward for one year only and shall be added to the 2010 Performance Vesting Grant potentially vesting in January of 2011. Vesting shall then be contingent upon Mr. McGowan’s attainment of the adjusted EBITDA target established by the Compensation Committee for the year 2010.  Any unvested Performance Vesting Grant originally scheduled to vest in January of 2011 shall, likewise, roll forward for one year only and shall be added to the Performance Vesting Grant potentially vesting in January 2012.

The use of adjusted EBITDA targets encourages Mr. McGowan to focus on producing financial results that align with the interests of the shareholders.  The Compensation Committee chose restricted stock units because unlike stock options, the restricted stock units are not at risk of becoming “underwater” during the three year vesting period and thereby failing in their fundamental purpose of providing an incentive to Mr. McGowan to remain employed with the Company and focus efforts on achieving the performance targets necessary for vesting.  The Compensation Committee establishes the applicable performance targets within the first 90 days of each year. Vesting as described above occurs only if Mr. McGowan remains employed with the Company through the performance vesting date.  If Mr. McGowan’s employment with us is terminated for any reason, the unvested portion of the restricted stock units will be forfeited as of the termination date.

To arrive at the number of restricted stock units subject to the grant, the Compensation Committee considered Mr. McGowan’s experience serving as the President of Oxford, the quality of his service to the Company, the number of restricted stock units granted to the Company’s other executive officers, the overall equity awarded to the Company’s other executive officers as compared with Mr. McGowan, and the then-current fair market value of the Company’s common stock.   Consistent with its overall compensation philosophy, the Compensation Committee believes that the time-vesting portion of the restricted stock unit grant rewards Mr. McGowan for exercising business judgment that maximizes the trading price of the Company’s common stock over a multi-year period and the performance-vesting portion of the restricted stock unit grant encourages Mr. McGowan to strive for superior adjusted EBITDA results.  The Compensation Committee also believes the multi-year vesting schedule encourages Mr. McGowan’s continuation in service with the Company through those vesting dates.

President of Life Sciences and Allied Healthcare Compensation

Mr. McGrath’s 2009 compensation was determined based on the same factors described above for the other executive officers as well as the terms of his July 23, 2004 employment agreement, as amended on November 28, 2007 and amended and restated on December 11, 2008.  Mr. McGrath’s salary was set by the Compensation Committee after considering his experience, the anticipated impact of the Life Sciences and Allied Healthcare divisions’ performance on the Company’s overall performance, the range of the Company’s other executive officer salaries and the overall economic climate.  Mr. McGrath’s annual salary was set at $316,200, a 2% increase from 2008.

    Pursuant to his employment agreement, Mr. McGrath is eligible for an annual cash incentive award of up to 100% of his annual base salary.  The Compensation Committee established Mr. McGrath’s 2009 incentive compensation percentage based on the same general factors that the Compensation Committee considered for his annual base salary.  For 2009, Mr. McGrath would be eligible to earn an annual incentive bonus up to 50% of his annual base salary contingent upon the Life Sciences division, the Allied division and/or the Company achieving the following goals:  (i) 40% based upon attaining consolidated 2009 Adjusted EBITDA of no less than $54,000,000; (ii) 45% based upon attaining Life Sciences Branch contribution of $21,305,000; and (iii) 15% based upon attaining Allied Branch contribution of $4,634,000.  Mr. McGrath was eligible to earn an annual incentive bonus of up to 50% of his annual base salary determined as a linear pro ration of the extent to which the Life Sciences division, the Allied division and/or the Company achieve the following goals:  (i) up to 20% will be earned based on the Company generating cash levels between $25,200,000 and $30,800,000; (ii) up to 15% will be earned based on Life Sciences division’s attainment of a gross margin of at least 29.19% up to a maximum of 32.43%;  (iii)  up to 5% will be earned based on the Allied division’s attainment of a gross margin of at least 27.85% up to a maximum of 30.95%; (iv) up to 20% based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5%; (v) up to 11.25% based on the Life Sciences division’s attainment of Branch contribution margin of at least 16.24% up to a maximum of 18.05%; (vi) up to 3.75% based on the Allied division’s attainment of Branch contribution margin of at least 7.53% up to maximum of 8.37%; (vii) up to 15% based on the Company attaining Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5%; (viii) 10% if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof. The amount of Mr. McGrath’s annual incentive compensation consists of multiple components relating to attainment of adjusted EBITDA and branch contribution of the Company overall, the Life Sciences division and the Allied Healthcare division.  The targets are set by the Compensation Committee after consultation with the Chief Executive Officer and represent a percentage attainment of the amount forecasted by the Company for the fiscal year as set forth in the 2009 Board-approved budget.  Mr. McGrath waived his participation in the annual incentive compensation program and thereby waived any incentive compensation to which he would otherwise have been entitled in 2009.  Accordingly, Mr. McGrath was not paid any amount for his 2009 cash incentive compensation.

During 2009, Mr. McGrath also received additional compensation of $3,375 which consisted of his monthly automobile allowance.

The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  In furtherance of this objective, on January 2, 2009, Mr. McGrath received a grant of 44,092 restricted stock units. Sixty percent of the award (or 26,455 restricted stock units) vests in three equal, annual installments of approximately 8,819 units on each of January 2, 2010, January 2, 2011 and January 2, 2012.  The remaining 40% of the award is performance-based, vesting in three equal, annual installments, on the first three anniversaries of the grant date as set forth above, subject to attainment of performance targets established by the Compensation Committee (the “Performance Vesting Grant”).

The portion of Mr. McGrath’s Performance Vesting Grant eligible to vest based on 2009 performance totaled 5,879 restricted stock units.  Fifty percent (or 2,939 restricted stock units) would have vested contingent upon the Company attaining adjusted EBITDA of $45,900,000 in 2009.  Thereafter, Mr. McGrath vested in up to an additional 50% of the grant incrementally when the Company achieved adjusted EBITDA in excess of $45,900,000 up to a maximum of $59,400,000 in 2009.  As a result of the Company’s performance in 2009 following the global economic downturn, the Company achieved adjusted EBITDA of $32,040,000 in 2009 and Mr. McGrath did not vest in this long-term equity incentive award.  Accordingly, 5,879 restricted stock units from the 2009 Performance Vesting Grant rolled forward to become part of the 2010 Performance Vesting Grant scheduled to vest, contingent upon attainment of the applicable adjusted EBITDA target, in January 2011.  Second and third installments of the Performance Vesting Grant shall vest, again, contingent upon attainment of adjusted EBITDA and/or branch contribution targets established by the Compensation Committee, on the second and third anniversaries of the grant date, respectively.  However, in the event Mr. McGrath does not attain the targets necessary to vest the entire first year Performance Vesting Grant in January of 2010, the unvested Performance Vesting Grant for 2009 shall roll forward for one year only and shall be added to the 2010 Performance Vesting Grant potentially vesting in January of 2011. Vesting shall then be contingent upon Mr. McGrath’s attainment of the adjusted EBITDA target established by the Compensation Committee for the year 2010.  Any unvested Performance Vesting Grant originally scheduled to vest in January of 2011 shall, likewise, roll forward for one year only and shall be added to the Performance Vesting Grant potentially vesting in January 2012.

The use of adjusted EBITDA targets encourages Mr. McGrath to focus on producing financial results that align with the interests of the shareholders.  The Compensation Committee chose restricted stock units for this award because, unlike stock options, the restricted stock units are not at risk of becoming “underwater” during the three year vesting period and thereby failing in their fundamental purpose of providing an incentive to Mr. McGrath to remain employed with the Company and focus efforts on achieving the performance targets necessary for vesting.  The Compensation Committee establishes the applicable performance targets within the first 90 days of each year.  Vesting as described above occurs only if Mr. McGrath remains employed with Company through the performance vesting date.  If Mr. McGrath’s employment with us is terminated for any reason, the unvested portion of the restricted stock units will be forfeited as of the termination date.

To arrive at the number of restricted stock units subject to the grant, the Compensation Committee considered Mr. McGrath’s experience serving as the President of the Life Sciences division, his assumption of responsibility for oversight of the Allied Healthcare division in late 2007, the quality of his service to the Company, the number of restricted stock units granted to the Company’s other executive officers and the then-current fair market value of the Company’s common stock.   Consistent with its overall compensation philosophy, the Compensation Committee believes that the time-vesting portion of the restricted stock unit grant rewards Mr. McGrath for exercising business judgment that maximizes the trading price of the Company’s common stock over a multi-year period and the performance-vesting portion of the restricted stock unit grant encourages Mr. McGrath to strive for superior adjusted EBITDA results.  The Compensation Committee also believes the multi-year vesting schedule encourages Mr. McGrath’s continuation in service with the Company through those vesting dates.

President of Vista Staffing Solutions Compensation

Mr. Brouse’s 2009 compensation was determined based on the same factors described above for the other executive officers as well as the terms of his December 6, 2006 employment agreement, as amended on July 2, 2008 and further amended and restated on December 11, 2008.  Mr. Brouse’s annual base salary for 2009 was $271,440, a 4% increase from 2008.  Mr. Brouse’s base salary was set after considering his experience as President of VISTA, the anticipated impact of VISTA’s performance on the Company’s overall performance and the range of the Company’s other executive officer salaries.

Pursuant to his employment agreement, Mr. Brouse is eligible for an annual cash incentive award of up to 75% of his annual base salary.  The Compensation Committee established Mr. Brouse’s 2009 incentive compensation percentage based on the same general factors that the Compensation Committee considered for his annual base salary.  For 2009, Mr. Brouse could earn an annual incentive bonus up to 37.5% of his annual base salary contingent upon VISTA and/or the Company achieving the following goals:  (i) 40% based upon attaining consolidated 2009 Adjusted EBITDA of no less than $54,000,000 and (ii) 60% based upon attaining VISTA 2009 adjusted EBITDA of no less than $9,470,000.  Mr. Brouse could earn an annual incentive bonus of up to 37.5% of his annual base salary determined as a linear pro ration of the extent to which VISTA and/or the Company achieve the following goals:  (i) up to 20% based on the Company generating cash levels between $25,200,000 and $30,800,000; (ii) up to 20% based on VISTA’s attainment of a gross margin of at least 27.64% up to a maximum of 30.71%; (iii) up to 20% based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5%; (iv) up to 15% based on VISTA’s attainment of an Adjusted EBITDA margin of at least 8.59% up to a maximum of 9.54%; (v) up to 15% based on the Company’s attainment of a consolidated Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5%; (vi) 10% if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof.  Mr. Brouse waived his participation in the annual incentive compensation program and thereby waived any incentive compensation to which he would otherwise have been entitled in 2009.  Accordingly, Mr. Brouse was not paid any 2009 cash incentive compensation.

The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  In furtherance of this objective, on January 2, 2009, Mr. Brouse received a grant of 34,303 restricted stock units.  Sixty percent of the award (or 20,582 restricted stock units) vests in three equal, annual installments of approximately 6,860 units on each of January 2, 2010, January 2, 2011 and January 2, 2012.  The remaining 40% of the award is performance-based, vesting in three equal, annual installments, on the anniversary of the grant date as set forth above, subject to attainment of performance targets established by the Compensation Committee (the “Performance Vesting Grant”).

The portion of Mr. Brouse’s Performance Vesting Grant eligible to vest based on 2009 performance totaled 4,574 restricted stock units.  Fifty percent (or 2,287 restricted stock units) would have vested contingent upon the Company attaining adjusted EBITDA of $45,900,000 in 2009.  Upon attaining that threshold, Mr. Brouse vested in up to an additional 50% of the grant incrementally when the Company achieved adjusted EBITDA in excess of $45,900,000, up to a maximum of $59,400,000 in 2009.  As a result of the Company’s performance in 2009 following the global economic downturn, the Company achieved adjusted EBITDA of $32,040,000 in 2009 and Mr. Brouse did not vest in this long-term equity incentive award.  Accordingly, 4,574 restricted stock units from the 2009 Performance Vesting Grant rolled forward to become part of the 2010 Performance Vesting Grant scheduled to vest, contingent upon attainment of the applicable adjusted EBITDA target, in January 2011.   Second and third installments of the Performance Vesting Grant shall vest, again, contingent upon attainment of adjusted EBITDA targets established by the Compensation Committee, on the second and third anniversaries of the grant date, respectively.  However, in the event Mr. Brouse does not attain the targets necessary to vest the entire first year Performance Vesting Grant in January of 2009, the unvested Performance Vesting Grant for 2008 shall roll forward for one year only and shall be added to the 2009 Performance Vesting Grant potentially vesting in January of 2011. Vesting shall then be contingent upon Mr. Brouse’s attainment of the adjusted EBITDA target established by the Compensation Committee for the year 2010.  Any unvested Performance Vesting Grant originally scheduled to vest in January of 2011 shall, likewise, roll forward for one year only and shall be added to the Performance Vesting Grant potentially vesting in January 2012.

    The use of adjusted EBITDA targets encourages Mr. Brouse to focus on producing financial results that align with the interests of the shareholders.  The Compensation Committee chose restricted stock units because, unlike stock options, the restricted stock units are not at risk of becoming “underwater” during the three year vesting period and thereby failing in their fundamental purpose of providing an incentive to Mr. Brouse to remain employed with the Company and focus efforts on achieving the performance targets necessary for vesting.  The Compensation Committee establishes the applicable performance targets within the first 90 days of each year.  Vesting as described above occurs only if Mr. Brouse remains employed with the Company through the performance vesting date.  If Mr. Brouse’s employment with us is terminated for any other reason, the unvested portion of the restricted stock units will be forfeited as of the termination date.

           To arrive at the number of restricted stock units subject to the grant, the Compensation Committee considered Mr. Brouse’s experience serving as the President of VISTA, the quality of his service to the Company,  the number of restricted stock units granted to the Company’s other executive officers, and the then-current fair market value of the Company’s common stock.   Consistent with its overall compensation philosophy, the Compensation Committee believes that the time-vesting portion of the restricted stock unit grant rewards Mr. Brouse for exercising business judgment that maximizes the trading price of the Company’s common stock over a multi-year period and the performance-vesting portion of the restricted stock unit grant encourages Mr. Brouse to strive for superior adjusted EBITDA results.  The Compensation Committee also believes the multi-year vesting schedule encourages Mr. Brouse’s continuation in service with the Company through those vesting dates.

Summary of Cash and Other Compensation

The following table sets forth the compensation earned by our named executive officers for services rendered in all capacities to On Assignment for the year ended December 31, 2009.

Fiscal Year 2009 Summary Compensation Table

Name and Principal Position(1)	Year	Salary (2)	Bonus	Stock Awards (3)	Option Awards (3)	Non-Equity Incentive Plan Comp		Change in Pension Value and Non-qualified Deferred Compensation Earnings		All Other Compensation (12)		Total
Peter Dameris President and Chief Executive Officer	2009	$635,250	$—	$3,154,507	$—	$366,621	(5)	$433,866	(6)	$—		$4,598,529
	2008	$601,563	$—	$1,584,474	$—	$762,300	(4)	$(493,236)	(7)	$12,034	(9)	$2,467,135
	2007	$561,458	$—	$1,559,568	$747,864	$693,000	(4)	$96,518	(8)	$—		$3,658,408
James Brill Senior Vice President and Chief Financial Officer	2009	$293,760	$—	$257,948	$—	$141,281	(5)	$—		$—		$696,878
	2008	$288,000	$—	$317,127	$—	$288,000	(4)	$—		$12,212	(10)	$905,339
	2007	$275,000	$—	$705,000	$459,410	$325,000	(4)	$—		$20,327	(11)	$1,784,737
Emmett McGrath President—Life Sciences & Allied Divisions	2009	$316,200	$—	$146,561	$—	$149,312	(5)	$—		$—		$620,245
	2008	$310,000	$126,300	$230,170	$34,901	$83,475	(4)	$—		$—		$784,846
	2007	$270,521	$—	$—	$—	$278,250	(4)	$—		$—		$548,771
Michael McGowan President, Oxford Global Resources, Inc.	2009	$345,000	$—	$146,561	$—	$143,304	(5)	$—		$—		$640,942
	2008	$345,000	$80,000	$46,468	$—	$365,000	(4)	$—		$—		$836,468
	2007	$320,000	$80,000	$774,000	$605,100	$307,903	(4)	$—		$—		$2,087,003
Mark Brouse President, VISTA Staffing Solutions, Inc.	2009	$271,440	$—	$114,024	$—	$161,409	(5)	$—		$—		$546,873
	2008	$261,000	$—	$140,184	$—	$195,750	(4)	$—		$—		$596,934
	2007	$261,000	$—	$—	$105,333	$—		$—		$—		$366,333

(1)
Mr. Dameris became Chief Executive Officer effective as of September 28, 2004.  Mr. Brill joined On Assignment as its Senior Vice President and Chief Financial Officer effective January 1, 2007.    Mr. McGrath became an executive officer in 2004, and in January 2008 assumed added responsibilities related to our Allied Healthcare Division. Mr. McGowan became an executive officer in January 2007, upon the closing of On Assignment’s acquisition of Oxford Global Resources, Inc. (“Oxford”).  Mr. Brouse became an executive officer in January 2007, upon the closing of On Assignment’s acquisition of VISTA Staffing Solutions, Inc. (“VISTA”).

(2)	Represents amount of salary earned by executive in 2009, 2008 or 2007 as indicated above.

(3)
Amounts shown in the table above reflect the aggregate grant date fair value of the awards, computed in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts with respect to stock-based awards are included in Note 10 to the consolidated financial statements for the year ended December 31, 2009 included in our Annual Report on Form 10-K and are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under “Critical Accounting Policies-Stock-Based Compensation” in the Form 10-K.

(4)	All non-equity incentive plan compensation amounts were earned based on performance in the year reported and payable, by their terms, in the subsequent year.

(5)
Mr. Dameris, Mr. Brill, Mr. McGowan, Mr. McGrath and Mr. Brouse  waived their participation in their annual cash incentive compensation program for 2009 and did not receive any cash incentive compensation in 2009 for 2009 performance.

(6)	Represents fiscal year 2009 gain on deferred compensation plan contributions.

(7)	Represents fiscal year 2008 loss on deferred compensation plan contributions.

(8)	Represents fiscal year 2007 gain on deferred compensation plan contributions.

(9)	Includes automobile allowance, life insurance, tax preparation expense reimbursement and personal travel expense reimbursement.

(10)	Includes automobile allowance, life insurance, other taxable insurance coverage and tax preparation expense reimbursement.

(11)
Includes automobile allowance, life insurance, reimbursement of tax preparation expenses and reimbursement of personal travel expense as well as a special non-cash bonus consisting of a timepiece and tax gross-up thereon, totaling $10,132 presented for extraordinary work performed in relation to On Assignment’s acquisitions of VISTA and Oxford.

(12)            All other compensation totaling less than $10,000 for any executive officer is not disclosed.

Summary of Grants of Plan Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our named executive officers for the year ended December 31, 2009.

Fiscal Year 2009 Grants of Plan Based Awards

	Grant	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Under- lying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(2)	Options(3)	($/Sh)	Awards(4)
Peter Dameris		—	381,150	762,300
	1/2/09							90,252	(5)		499,996
	1/2/09							90,252	(5)		499,996
	3/19/09							90,252	(6)		254,511
	11/4/09							108,108	(5)		800,000
	11/4/09							—	(7)		800,000
	11/4/09							—	(8)		800,000

James Brill		—	146,880	293,760
	1/2/09							46,561	(5)		257,948
	2/5/09							9,195	(5)		38,711
	2/18/09							10,347	(5)		45,527

Emmett McGrath		—	158,100	316,200
	1/2/09							26,455	(5)		146,561
	2/5/09							5,225	(5)		21,997
	2/18/09							5,879	(5)		25,868

Michael McGowan		—	172,500	345,000
	1/2/09							26,455	(5)		146,561
	2/5/09							1,600	(5)		6,736
	2/18/09							5,879	(5)		25,868
Mark Brouse		—	101,790	203,580
	1/2/09							20,582	(5)		114,024
	2/5/09							4,065	(5)		17,114
	2/18/09							4,574	(5)		20,126

(1)
Executive annual incentive compensation is determined by the Compensation Committee of the Board. See “Compensation Discussion and Analysis—Annual Incentive Compensation” for a general description of the criteria used in determining incentive compensation paid to our executive officers.

(2)
Restricted stock granted under the Stock Option Plan as a part of long-term incentive compensation as determined by the Compensation Committee of the Board. See “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation” for a general description of the criteria used by the Compensation Committee in approving grants of restricted stock to our executive officers.

(3)
Stock options granted as a part of long-term incentive compensation as determined by the Compensation Committee of the Board.  See “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation” for a general description of the criteria used by the Compensation Committee in approving grants of stock options to our executive officers.

(4)
Amounts shown in the table above reflect the aggregate granted date fair value of the awards, computed in accordance with FASB ASC Topic 178. Assumptions used in the calculation of these amounts with respect to stock–based grants are included in Note 10 to the consolidated financial statements for the year ended December 31, 2009 included in our Annual Report of Form 10-K and are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under “Critical Accounting Policies-Stock-Based Compensation” in the Form 10-K.

(5)	Represents number of restricted stock units granted.

(6)	Represents number of restricted stock awards granted.

(7)	Number of shares awarded will be determined by dividing $800,000 by the January 2, 2011 closing price of On Assignment stock.

(8)	Number of shares awarded will be determined by dividing $800,000 by the January 2, 2012 closing price of On Assignment stock.

Employment Contracts and Change in Control Arrangements

Peter T. Dameris

On Assignment entered into an employment agreement with Mr. Dameris on October 27, 2003, subsequently amended, which continued through December 31, 2009.  On Assignment and Mr. Dameris entered into an amended and restated version of the employment agreement on December 11, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Code Section 409A.  The amended and restated employment agreement was subsequently amended on March 19, 2009. Under his employment agreement, during 2009, Mr. Dameris received an annual salary of $635,250, subject to annual merit increases.

Mr. Dameris is also eligible to receive annual cash incentive compensation of up to 120% of his annual salary, based 60% upon the Company’s attaining, and an additional 60% upon the Company’s exceeding, revenue and adjusted EBITDA performance objectives (which objectives exclude certain non-recurring events) set by the Compensation Committee in consultation with Mr. Dameris. However, pursuant to the March 19, 2009 amendment, Mr. Dameris was eligible to earn 2009 annual cash incentive compensation of up to 120% of his annual salary, based upon  three separate, stand-alone opportunities as described under “Summary of Executive Compensation” in this Proxy Statement.  In addition, Mr. Dameris and his family, as applicable, were entitled to participate in our incentive, savings, retirement and welfare plans.  Mr. Dameris also receives, pursuant to his employment agreement, a stipend of $450 per month for lease of an automobile and other related expenses; payment or reimbursement of up to $1,500 in actual, properly substantiated expenses incurred in connection with an annual physical examination; and payment or reimbursement of up to $2,500 per calendar year in actual, properly substantiated expenses incurred for tax preparation and financial planning services.

Under his current employment agreement, in addition to equity grants received prior to 2009, Mr. Dameris has or will receive the following equity grants, subject to his continued employment on each applicable grant date:

•	Restricted Stock Units.

•
On January 2, 2009 Mr. Dameris  received the following awards:  (1) a grant of 90,252 restricted stock units with a fair market value of approximately $500,000 on the date of grant, of which 11/36ths vested on December 31, 2009, and the remainder vests incrementally at the rate of 1/36th per month, through January 2, 2012, subject to Mr. Dameris’ continued employment through each such vesting date; and (2) a grant of 90,252 restricted stock units, which vest on a sliding scale on December 31, 2011,  based on the Company’s stock price performance  as compared to that of certain peer companies (designated by the Compensation Committee) during the performance period commencing January 1, 2009 and ending December 31, 2011, as measured over the first 20 days and last 20 days of such period.

•	Restricted Stock.

•
On January 2, 2009, Mr. Dameris received a grant of 90,252 shares of restricted stock, with a fair market value of approximately $500,000 on the date of grant.  According to targets set by the Compensation Committee on March 19, 2009, Mr. Dameris would earn 50% of the shares that are the subject of this grant if the Company attains adjusted EBITDA of at least $43,200,000 in 2009.  Mr. Dameris would earn the remaining 50% of the shares on a pro-rata basis if the Company’s 2009 adjusted EBITDA is at least $43,200,000 up to a maximum of $54,000,000, vesting in the number of shares earned on December 31, 2009, subject to his continued employment through such date.  The Company attained $32,040,000 in adjusted EBITDA for 2009 and, consequently, Mr. Dameris did not earn any portion of the grant and no shares vested on December 31, 2009.

    On November 4, 2009, Mr. Dameris entered into an employment agreement with the Company that is effective from January 1, 2010 through January 31, 2013 (2010 Employment Agreement), with automatic renewals for one year periods, and provides for annual salary, cash incentive compensation and equity incentive awards.  The 2010 Employment Agreement controls Mr. Dameris’ compensation for periods beginning on January 1, 2010 and did not impact Mr. Dameris’ 2009 compensation.  Mr. Dameris received the following awards under the 2010 Employment Agreement: a grant of 108,108 restricted stock units with a fair market value of approximately $800,000 on January 4, 2010, which will vest on February 1, 2011 based on the Company attaining positive adjusted EBITDA for the 13-month period ending February 1, 2011; a grant of restricted stock units with a fair market value of approximately $800,000 on the first trading day of 2011, which will vest on February 1, 2012 based on the Company attaining positive adjusted EBITDA for the 13-month period ending February 1, 2012; and a grant of restricted stock units with a fair market value of approximately $800,000 on the  first trading day of 2012, which will vest on February 1, 2013 based on the Company attaining positive adjusted EBITDA for the 13-month period ending February 1, 2013.

Under Mr. Dameris’ current employment agreement, upon a termination of Mr. Dameris’ employment without “cause” or for “good reason” during the term of his employment agreement, Mr. Dameris will become entitled to continuation of his base salary for a period of 18 months following such termination, as well as a lump-sum payment representing the value of any accrued but unused vacation.  Additionally, in the event of such termination, the Company will pay to Mr. Dameris a cash amount equal to the aggregate premiums that the Company would have paid for basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance, each as in effect on the date of termination (as defined in his employment agreement), had he remained employed by the Company for a period of 18 months following such termination.  Also, during that 18 month period, subject to Mr. Dameris’ proper election to continue healthcare coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company will pay Mr. Dameris’ COBRA premiums except that if during the period of continuation coverage, any plan pursuant to which such benefits are to be provided ceases to be exempt from the application of Section 409A, then the Company shall pay Mr. Dameris an amount equal to each such remaining premium in substantially equal monthly installments over the remainder of the period.

In the event of a termination in connection with a change of control, the severance provisions of Mr. Dameris’ employment agreement will be superseded by his Executive Change of Control Agreement (described below).  In addition, those unvested restricted stock units which otherwise vest in part on December 31, 2009 and incrementally thereafter on a monthly basis through the third anniversary of their grant without regard to our total shareholder return will vest on a pro-rata basis in connection with such termination based on the time elapsed between grant and termination; those unvested restricted stock units which would otherwise vest on the third anniversary of their grant by reference to our total shareholder return will instead vest in connection with such termination based on our total shareholder return through such termination; those unvested shares of restricted stock with respect to which the applicable performance year has concluded prior to such termination shall vest based on our adjusted EBITDA results for the relevant performance year; and those unvested shares of restricted stock with respect to which the applicable performance year has not yet concluded at the time of termination shall vest on a pro-rata basis based on our adjusted EBITDA results to date in such year. These accelerated vesting provisions applicable upon termination shall also apply to any termination of employment occurring after the expiration of the employment agreement.

    See “Payments Upon Termination or Change in Control” for a discussion of benefits to which Mr. Dameris is entitled pursuant to his employment agreement and Executive Change of Control Agreement upon his termination of employment and/or change in control.

    Under the terms of his employment agreement, Mr. Dameris must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

James Brill

Pursuant to the terms of his January 1, 2007 employment agreement, Mr. Brill serves as the Senior Vice President and Chief Financial Officer of On Assignment.  The Company and Mr. Brill entered into an amended and restated version of the employment agreement on December 11, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Code Section 409A.  According to the terms of his employment agreement as now in effect, Mr. Brill is entitled to a minimum annual base salary of $288,000, subject to annual increases thereafter.  Mr. Brill’s salary for 2009 was $293,760.  Under his employment agreement, Mr. Brill is eligible for an annual cash incentive award of up to 100% of his annual base salary.  The annual incentive compensation shall be determined by the Compensation Committee.   Mr. Brill and his legal dependents, as applicable, are entitled to participate in our incentive, savings, retirement and welfare plans.  Additionally, pursuant to his employment agreement, Mr. Brill receives an automobile allowance of $450 per month, payment or reimbursement of up to $1,500 in actual, properly substantiated expenses incurred in connection with an annual physical examination and payment or reimbursement of up to $2,500 per calendar year in actual, properly substantiated expenses incurred for tax preparation and financial planning services.

Upon termination of Mr. Brill’s employment by On Assignment without cause (as that term is defined in his employment agreement) he will receive continued payment of his base salary at the rate in effect as of the date his employment is terminated, for a period of 12 months, commencing on the effective date of the termination, paid in accordance with our normal payroll procedures applicable to our senior executives.  In the event of a termination in connection with a change of control, such provisions of Mr. Brill’s employment agreement will be superseded by his Executive Change of Control Agreement.  See “Payments Upon Termination or Change in Control” below for a discussion of certain benefits to which Mr. Brill is entitled pursuant to his employment agreement and/or Executive Change of Control Agreement.

Under the terms of his employment agreement, Mr. Brill must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

Michael McGowan

Pursuant to the terms of his January 3, 2007 employment agreement, Mr. McGowan serves as President of Oxford, a wholly owned subsidiary of On Assignment.  The Company and Mr. McGowan entered into an amended and restated version of his employment agreement on December 30, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Code Section 409A.  Under the terms of his employment agreement as now in effect, Mr. McGowan is entitled to a minimum annual base salary of $345,000 for calendar year 2008, which amount is subject to annual increases thereafter.  Mr. McGowan’s base salary remained at $345,000 for calendar year 2009.  Mr. McGowan is eligible for an annual cash incentive award of up to 100% of his annual base salary.  Mr. McGowan and his legal dependents are entitled to participate in our incentive, savings, retirement and welfare plans.  Also pursuant to his employment agreement, Mr. McGowan receives a $500 monthly automobile allowance, payment or reimbursement of up to $1,500 in actual, properly substantiated expenses incurred in connection with an annual physical examination and payment or reimbursement of up to $2,500 per calendar year in actual, properly substantiated expenses incurred for tax preparation and financial planning services.

Upon termination of Mr. McGowan’s employment by On Assignment without cause (as such term is defined in his employment agreement) or by Mr. McGowan as a result of On Assignment imposing a change in his reporting relationship or requiring him to relocate to a principal work location that is more than 50 miles from Beverly, Massachusetts, he will receive salary continuation for a period of 12 months, at the rate in effect as of the date his employment is terminated, commencing on the effective date of the termination and paid in accordance with our normal payroll procedures applicable to our senior executives.  Additionally, in the event that Mr. McGowan’s employment is terminated as a result of either of the foregoing circumstances, and subject to his proper election to continue healthcare coverage under COBRA, for a period of 12 months from the date of termination, the Company will pay Mr. McGowan the difference between his COBRA premiums (for Mr. McGowan and his legal dependents to the extent each such individual received healthcare coverage provided by the Company immediately prior to such termination of employment), and the cost to Mr. McGowan of such coverage immediately prior to such termination (subject to premium increases generally affecting plan participants).  The Company shall provide this premium cost offset in a manner that causes such COBRA benefits to be exempt from the application of Code Section 409A except that if during the 12 month period, any plan pursuant to which such benefits are to be provided ceases to be exempt from the application of Code Section 409A, then an amount equal to each such remaining premium cost offset shall thereafter be paid to Mr. McGowan in substantially equal monthly installments over the remainder of the 12 month period.  In the event of a termination in connection with a change of control, such provisions of Mr. McGowan’s employment agreement will be superseded by the On Assignment Change in Control Severance Plan.  See “Payments Upon Termination or Change in Control” for a discussion of certain benefits to which Mr. McGowan is entitled pursuant to his employment agreement and/or  the Change in Control Severance Plan.

Under the terms of his agreement, Mr. McGowan must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

Emmett McGrath

Pursuant to the terms of his July 23, 2004 employment agreement (as amended on November 27, 2007), Mr. McGrath serves as President of the Life Sciences and Allied Divisions of On Assignment. The Company and Mr. McGrath entered into an amended and restated version of his employment agreement on December 11, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Code Section 409A. Under his employment agreement, as now in effect, Mr. McGrath is entitled to a minimum base salary of $311,000, subject to annual increase.  Mr. McGrath earned a base salary for 2009 in the amount of $316,200.  Under his employment agreement, Mr. McGrath is also entitled to earn incentive compensation of up to 100% of his annual base salary. Mr. McGrath and his family, as applicable, are entitled to participate in our incentive, savings, retirement and welfare plans.  Additionally, pursuant to his employment agreement, Mr. McGrath receives a car allowance of $450 per month, which may be used in his discretion towards lease or financing payments, maintenance and/or other car-related expenses.  Additionally, Mr. McGrath receives payment or reimbursement of up to $1,500 in actual, properly substantiated expenses incurred in connection with an annual physical examination and payment or reimbursement of up to $2,500 per calendar year in actual, properly substantiated expenses incurred for tax preparation and financial planning services.

    Upon termination of Mr. McGrath’s employment by On Assignment without cause (as such term is defined in his employment agreement), he will receive payments of his annual base salary in effect at the time of termination in accordance with our normal payroll procedures for a period of 12 months, commencing on the effective date of the termination.  He will also receive a cash amount equal to the aggregate premiums that the Company would have paid for basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance, each as in effect on the date of termination, had Mr. McGrath remained employed by the Company during the 12 month period.  In addition, during the 12 month period, subject to Mr. McGrath’s proper election to continue healthcare coverage under COBRA, the Company will pay Mr. McGrath’s COBRA premiums (for Mr. McGrath and his legal dependents to the extent each such individual received healthcare coverage provided by the Company immediately prior to such termination of employment) in a manner that causes such COBRA benefits to be exempt from the application of Code Section 409A except that if during the period of continuation coverage, any plan pursuant to which such benefits are to be provided ceases to be exempt from the application of Code Section 409A, then the Company shall pay to Mr. McGrath an amount equal to each such remaining premium in substantially equal monthly installments over the remainder of the continuation coverage period.  In the event of a termination in connection with a change of control, such provisions of Mr. McGrath’s employment agreement will be superseded by the On Assignment Change in Control Severance Plan.  See “Payments Upon Termination or Change in Control” for a discussion of certain benefits to which Mr. McGowan is entitled pursuant to his employment agreement and/or Change in Control Severance Plan.

Under the terms of his agreement, Mr. McGrath must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

Mark Brouse

Pursuant to the terms of his employment agreement dated December 20, 2006, as amended July 2, 2008, Mr. Brouse serves as President of Vista Staffing Solutions, Inc., a subsidiary of On Assignment. The Company and Mr. Brouse entered into an amended and restated version of his employment agreement on December 11, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Code Section 409A.  Under the terms of his employment agreement as now in effect, Mr. Brouse is entitled to a minimum annual base salary of $261,000.  Mr. Brouse earned a base salary of $271,440 for 2009.  Under his employment agreement, Mr. Brouse is eligible for an annual cash incentive award of up to 75% of his annual base salary.  Mr. Brouse and his legal dependents, as applicable, are entitled to participate in our incentive, savings, retirement and welfare plans.  Also, to the extent that Mr. Brouse accrues miles (or comparable reward credit) based on his use of the corporate credit card furnished by the Company for expenses incurred directly by Mr. Brouse for his own work-related travel, lodging and/or other individual business expenses, Mr. Brouse is permitted to apply any miles or reward credit so accrued to personal and/or business use in his sole discretion.  If Mr. Brouse charges to the corporate credit card expenses incurred on behalf of other employees or consultants of the Company (including without limitation, other employees’ or consultants’ travel and lodging) or items or services purchased on behalf of the Company, he may apply the resulting miles or reward credit to the purchase of travel, lodging and/or related upgrades associated with business-related travel only.  Notwithstanding the foregoing permitted uses, such miles or reward credit shall be and remain the sole property of the Company.  In addition, for each calendar year during his employment, Mr. Brouse may designate a tax-exempt charitable organization to which On Assignment will contribute up to $5,000 prior to the end of such year, as directed by Mr. Brouse, contingent upon his continued employment with On Assignment through the end of such year.

    Upon termination of Mr. Brouse’s employment by On Assignment without cause (as such term is defined in his employment agreement), or by Mr. Brouse as a result of a constructive termination by On Assignment (as such term is defined in the agreement), he will receive continued payment of his base salary at the rate in effect as of the date his employment is terminated, for a period of 12 months, commencing on the effective date of the termination, paid in accordance with our normal payroll procedures applicable to our senior executives.  Additionally, Mr. Brouse will receive a pro-rata portion of his annual incentive compensation that would otherwise become payable in respect of the year in which the termination occurs, if and to the extent that, as of the termination date, On Assignment is on track to attain the performance objectives applicable to such annual incentive compensation.  Also, subject to Mr. Brouse’s proper election to continue healthcare coverage under COBRA, for a period of 12 months from the date of termination, the Company will pay Mr. Brouse the difference between his COBRA premiums (for Mr. Brouse and his legal dependents, to the extent each such individual received healthcare coverage provided by the Company immediately prior to such termination of employment), and the cost to Mr. Brouse of such coverage immediately prior to such termination (subject to premium increases generally affecting plan participants).  The Company shall provide this premium cost offset in a manner that causes such COBRA benefits to be exempt from the application of Code Section 409A except that if during the 12 month period, any plan pursuant to which such benefits are to be provided ceases to be exempt from the application of Code Section 409A, then the Company shall pay to Mr. Brouse an amount equal to each such remaining premium cost offset in substantially equal monthly installments over the remainder of the 12 month period.  In the event of a termination in connection with a change of control, such provisions of Mr. Brouse’s employment agreement will be superseded by the On Assignment Change in Control Severance Plan.  See “Payments Upon Termination or Change in Control” for a discussion of certain benefits to which Mr. Brouse is entitled pursuant to his employment agreement and/or the Change in Control Severance Plan.

Under the terms of his agreement, Mr. Brouse must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

Summary of Outstanding Equity Awards

The following table sets forth outstanding equity award information with respect to each named executive officer as of December 31, 2009.

Fiscal Year 2009 Outstanding Equity Awards at Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)		Equity Incentive Plans Awards: Number of Securities Underlying Unearned Unexercised Options	Option Exercise Price(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Peter Dameris	130,091	—			5.22	11/12/13
	275,000	—			5.11	3/23/14
	50,000	—			4.45	9/27/14
	100,000	—			6.68	8/29/15
	82,500	55,000	(3)		11.39	12/14/16
	31,020	20,680	(4)		11.75	6/1/17
							62,675	(6)	448,126	78,369	(25)	560,338
							42,553	(22)	304,254	90,252	(26)	645,302
							28,300	(23)	202,345	108,108	(27)	800,000
							10,466	(24)	74,832			800,000	(28)
												800,000	(29)
James Brill	72,932	27,092	(8)		11.75	1/1/17
							16,250	(10)	116,188
							27,586	(11)	197,240
							46,561	(12)	332,911
Emmett McGrath	74,209	—			4.97	8/30/14
	33,791	—			4.96	12/10/14
	7,187	7,813	(9)		6.38	1/2/18
							7,875	(15)	56,306
							5,224	(16)	37,352
							15,673	(17)	112,062
							26,455	(18)	189,153

Michael McGowan	82,500	37,500	(14)		12.90	1/31/17
							18,750	(19)	134,063
							4,800	(20)	34,320
							26,455	(21)	189,153

Mark Brouse	21,250	8,750	(13)		13.31	6/1/17
							12,194	(7)	87,187
							20,582	(5)	147,161

(1)
Except as otherwise noted below, the initial grant of equity awards vest 25% on the anniversary date of the grant and the remaining 75% ratably monthly over the next 36 months. Subsequent grants generally vest ratably over the 48 months following the grant.

(2)	Represents the closing price of a share of the Company’s common stock on the NASDAQ Stock Market on the option grant date.

(3)	Remaining stock options vest in approximately equal consecutive increments of 4,583 options per month from January 1, 2010 through December 31, 2010.

(4)	Remaining stock options vest in approximately equal consecutive increments of 1,723 options per month from January 1, 2010 through December 31, 2010.

(5)	6,861 restricted stock units vested on January 2, 2010, 6,861 units vest on January 2, 2011 and the remaining 6,860 units vest on January 2, 2012.

(6)	Remaining restricted stock units vest thereafter in equal, consecutive increments of 2,507 units per month as of the second day of each month from January 2, 2010 through January 2, 2012.

(7)	6,097 restricted stock units vested on January 2, 2010 and the remaining 6,097 units vest on January 2, 2011.

(8)	Remaining stock options vest thereafter in equal, consecutive increments of 2,084 options per month on the first day of each month from January 1, 2010 through January 1, 2011.

(9)	The remaining stock options vest in approximately equal consecutive monthly increments of 313 options from January 2, 2010 through January 2, 2012.

(10)	Remaining restricted stock units vest thereafter in equal, consecutive increments of 1,250 units per month as of the first day of each month from January 1, 2010 through January 1, 2011.

(11)	13,793 restricted stock units vested on January 2, 2010 and the remaining 13,793 units vest on January 2, 2011.

(12)	15,521 restricted stock units vested on January 2, 2010, 15,520 units vest on January 2, 2011, and the remaining 15,520 units vest on January 2, 2012.

(13)	Remaining stock options vest in equal, consecutive increments of 625 options per month, from January 20, 2010 through February 20, 2011.

(14)	Remaining stock options vest quarterly in equal, consecutive increments of 7,500 options, from January 31, 2010 through January 31, 2011.

(15)	Remaining restricted stock units vest quarterly in equal, consecutive increments of 2,625, from February 1, 2010 through August 1, 2010.

(16)	2,612 restricted stock units vested on January 2, 2010 and the remaining 2,612 units vest on January 2, 2011.

(17)	7,837 restricted stock units vested on January 2, 2010 and the remaining 7,836 units vest on January 2, 2011.

(18)	8,819 restricted stock units vested on January 2, 2010, 8,818 units vest on January 2, 2011 and the remaining 8,818 units vest on January 2, 2012.

(19)	Remaining restricted stock units vest quarterly in equal, consecutive increments of 3,750 units, from January 31, 2010 through January 31, 2011.

(20)	2,400 restricted stock units vested on February 7, 2010 and the remaining 2,400 units vest on February 7, 2011.

(21)	8,819 restricted stock units vested on January 2, 2010, 8,818 units vest on January 2, 2011 and the remaining 8,818 units vest on January 2, 2012.

(22)	42,553 restricted stock units vested on January 2, 2010.

(23)	Remaining restricted stock units vest thereafter in approximately 2,177 units per month as of the second day of each month from January 2, 2010 through January 2, 2011.

(24)	5,233 units vested on January 2, 2010 and the remaining vest on January 2, 2011.

(25)	78,369 restricted stock units vest on December 31, 2011.

(26)	90,252 restricted stock units vest on December 31, 2010.

(27)	108,108 restricted stock units vest on February 1, 2011.

(28)	Shares awarded will be determined by dividing $800,000 by January 2, 2011 closing price of On Assignment stock. Restricted stock units vest on February 1, 2012.

(29)	Shares awarded will be determined by dividing $800,000 by January 2, 2012 closing price of On Assignment stock. Restricted stock units vest on February 1, 2013.

Summary of Option Exercises and Stock Vested

The table below sets forth information concerning the exercise of options and the vesting of restricted stock or restricted stock units during the 2009 fiscal year by our named executive officers. No stock appreciation rights were issued or exercised during the 2009 fiscal year.

Fiscal Year 2009 Option Exercises and Stock Vested

	Options Awards		Stock Unit or Stock Award
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of shares Acquired on Vesting	Value Realized on Vesting
Peter Dameris	―	―	269,471	$2,004,875
James Brill	―	―	37,253	$178,442
Emmett McGrath	―	―	39,239	$177,181
Michael McGowan	―	―	18,872	$85,448
Mark Brouse	―	―	9,837	$49,523

Payments Upon Termination or Change in Control

Described below are the arrangements the Company has entered into with each of our executive officers and the estimated payments and benefits that would be provided under such arrangements, assuming that the executive officer’s employment terminated under certain circumstances as of December 31, 2009, and, where applicable, using the closing price of our common stock on December 31, 2009 ($7.15 per share).

Peter T. Dameris

As noted under the section titled “Employment Contracts,” on December 11, 2008 the Company entered into an amended and restated employment agreement with Mr. Dameris, which superseded Mr. Dameris’ prior employment agreement.  The Company may terminate Mr. Dameris’ employment by written notice to Mr. Dameris from the Board.  Under the circumstances described below, Mr. Dameris is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If the Company terminates Mr. Dameris’ employment without “Cause” (“Cause” includes gross negligence, willful misconduct, fraud and uncured breach by Mr. Dameris of certain provisions of the employment contract) or if Mr. Dameris terminates his employment for “Good Reason” (which includes relocation or uncured breach by the Company of certain provisions of the employment contract), Mr. Dameris is entitled to (1) continuation of his base salary for a period of 18 months following such termination; (2) a lump-sum payment representing the value of any accrued but unused vacation; (3) a cash amount equal to the aggregate premiums that the Company would have paid for basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance, each as in effect on the date of termination (as defined in his employment agreement) had he remained employed by the Company for a period of 18 months following such termination; (4) during that 18 month period, subject to Mr. Dameris’ proper election to continue healthcare coverage under COBRA, payment of his COBRA premiums.

If the Company terminates Mr. Dameris’ employment without Cause or for Good Reason, Mr. Dameris is additionally entitled to (1)  immediate vesting of any unvested portion of the time-vesting restricted stock unit grants called for pursuant to his employment agreement, on a pro-rata basis (based on the number of months Mr. Dameris  worked since the date of grant); (2) immediate vesting of the restricted stock unit grants called for pursuant to his employment agreement which vest based upon the Company’s stock performance relative to its peers, in accordance with the attainment of total shareholder return through the date of such event (which shall be pro-rated for time elapsed during the period); and (3) immediate vesting of any unvested restricted stock awards called for pursuant to his employment agreement which vest upon attainment of adjusted EBITDA targets.  For years that have been completed, the restricted stock shall vest in accordance with the attainment of the attainment of adjusted EBITDA targets for such year, and for the year in which such event occurs, in accordance with the attainment of the adjusted EBITDA target to date in such year (which shall be pro-rated for time elapsed during the year).

If Mr. Dameris’ employment terminates because of his death or disability,  pursuant to his employment agreement, he or his estate is entitled to any disability income or life insurance payments from any insurance policies (other than any  “key man” life insurance policy) maintained by the Company.  In addition, in the event of such a termination, for a period of six months following the date of termination, Mr. Dameris or his estate shall be entitled to payment of an amount equal to 50% of his annual salary, payable over six months in approximately equal installments on regular salary payment dates.

If Mr. Dameris’ employment is involuntarily terminated following a change of control, such termination will be governed by the terms of his Amended and Restated Executive Change of Control Agreement, as amended and restated on December 11, 2008.  Pursuant to that agreement he will be entitled to receive (1) all then accrued compensation, a lump-sum payment representing the value of any accrued but unused vacation and a pro-rata portion of his target bonus for the year in which the termination is effected; (2) 3.0 times his then current base salary plus target bonus for the year in which the termination is effected; (3) continuation, at the Company’s expense, of insurance and other benefits for up to 18 months following the date of termination; (4) continued contributions to the Company’s retirement plans for 18 months following the date of termination, (5) reimbursement, up to $15,000, for outplacement services; (6) continuation of his then-current automobile allowance for a period of up to 18 months following the date of termination; and (7) a cash amount equal to the aggregate premiums that the Company would have paid for 18 months of basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance coverage, each as in effect on the date of termination.  Also pursuant to the Executive Change of Control Agreement, immediately prior to a change of control and regardless of whether Mr. Dameris is terminated upon or following the change in control transaction, all stock options and other unvested equity awards then held by the Mr. Dameris will become fully vested and exercisable, except that the restricted stock unit and restricted stock awards called for under his employment agreement shall vest as described above, as if the Company had terminated Mr. Dameris’ employment without Cause. Payments under Mr. Dameris’ Executive Change of Control Agreement are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.

The estimated payments or benefits which would have been paid to Mr. Dameris in the event of his termination on December 31, 2009 under the specified circumstances are as follows:

	Termination for Good Reason	Termination Without Cause	Involuntary Termination after CIC	Death Or Disability	Change in Control

Peter T. Dameris
Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	952,875	952,875	3,372,234	317,625	—

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	309,395	309,395	1,638,648	—	1,638,648

Total Insurance Benefits	28,289	28,289	28,289	—	—

Total Company Retirement Plan Contributions	—	—	—	—	—

Total Accrued Vacation	—	—	—	—	—

Total Automobile Allowance	—	—	4,673	—	—

Total Value of Outplacement Services	—	—	15,000	—	—

Total Gross Ups	—	—	884,719	—	—

Total Severance, Benefits & Accelerated Equity	1,290,559	1,290,559	5,943,563	317,625	1,638,648

James Brill

As noted under the section titled “Employment Contracts,” on December 11, 2008 the Company entered into an amended and restated employment agreement with Mr. Brill, which superseded his prior employment agreement.  Under the circumstances described below, Mr. Brill is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

    If Mr. Brill’s employment terminates because of his death or disability or if the Company terminates Mr. Brill’s employment other than for “Cause” (“Cause” includes Mr. Brill’s  material breach of the employment agreement, his willful or repeated failure or refusal substantially to perform his duties, his indictment for any felony or other crime involving moral turpitude, his commission of fraud, embezzlement or misappropriation relating to the Company or its funds, properties, corporate opportunities or other assets to the extent that the Company reasonably determines such act to be materially injurious to the Company, or Mr. Brill’s repeatedly acting in a manner or repeatedly making any statements which the Company reasonably determines to be detrimental or damaging to the reputation, operations, prospects or business relations of the Company) Mr. Brill is entitled to (1) continuation of his base salary for a period of 12 months following such termination; and (2) accrued but unused vacation.

If Mr. Brill’s employment is involuntarily terminated following a change of control, such termination shall be governed by the terms of his Amended and Restated Executive Change of Control Agreement, as amended and restated on December 11, 2008.  Pursuant to the terms of that agreement, he will be entitled to receive (1) all then accrued compensation, a lump-sum payment representing the value of any accrued but unused vacation and a pro-rata portion of his target bonus for the year in which the termination is effected, (2) 2.5 times his then current base salary plus target bonus for the year in which the termination is effected; (3) continuation, at the Company’s expense, of insurance and other benefits for up to 18 months following the date of termination; (4) continued contributions to the Company’s retirement plans for 18 months following the date of termination, (5) reimbursement, up to $15,000, for outplacement services; (6) continuation of his then-current automobile allowance for a period of up to 18 months following the date of termination; and (7) a cash amount equal to the aggregate premiums that the Company would have paid for 18 months of basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance coverage, each as in effect on the date of termination.  Also pursuant to the Executive Change of Control Agreement as amended and restated on December 11, 2008, immediately prior to a change of control and regardless of whether Mr. Brill is terminated upon or following the change in control transaction, all stock options and other unvested equity awards then held by the Mr. Brill will become fully vested and exercisable.  Payments under Mr. Brill’s Executive Change of Control Agreement are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.

The estimated payments or benefits which would have been paid to Mr. Brill in the event of his termination on December 31, 2009 under the specified circumstances are as follows:

	Termination for Good Reason	Termination Without Cause	Involuntary Termination after CIC	Death Or Disability	Change in Control

James Brill
Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	—	293,760	1,228,884	293,760	—

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	—	646,339	—	646,339

Total Insurance Benefits	—	—	29,045	—	—

Total Company Retirement Plan Contributions	—	—	—	—	—

Total Accrued Vacation	18,685	18,685	18,685	18,685	—

Total Automobile Allowance	—	—	4,673	—

Total Value of Outplacement Services	—	—	15,000	—	—

Total Gross Ups	—	—	329,773	—	—

Total Severance, Benefits & Accelerated Equity	18,685	312,445	2,272,399	312,445	646,339

Michael McGowan

As noted under the section titled “Employment Contracts” on December 30, 2008 the Company entered into an amended and restated employment agreement with Mr. McGowan, which superseded his prior employment agreement.  Under the circumstances described below, Mr. McGowan is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If the Company terminates Mr. McGowan’s employment other than for “Cause” (“Cause” includes willful breach of duty, unauthorized use or disclosure of confidential information or trade secrets of the Company, breach of an applicable non-competition or non-solicitation agreement, conviction of a felony under the laws of the United States or any state thereof, or gross negligence) or Mr. McGowan terminates his employment as a result of the Company imposing a change in key terms, (i.e. a change in his reporting relationship or requiring him to relocate to a principal work location that is more than 50 miles from Beverly, Massachusetts), or if Mr. McGowan’s employment terminates because of his death or disability, Mr. McGowan will receive (1) salary continuation for a period of 12 months, at the rate in effect as of the date his employment is terminated; (2) subject to his proper election to continue healthcare coverage under COBRA, for a period of 12 months from the date of termination, payment of the difference between his COBRA premiums and the cost of such coverage immediately prior to such termination; and (3) a lump-sum payment representing the value of any accrued but unused vacation.

 If Mr. McGowan’s employment is involuntarily terminated following a change of control, benefits will be determined in accordance with the On Assignment Change in Control Severance Plan, as amended and restated on December 11, 2008.  Pursuant to that Plan, upon involuntary termination within 18 months of a change in control transaction, Mr. McGowan shall receive (1) 200% of his annual salary and target bonus in effect at the time of the involuntary termination; and (2) a lump-sum payment equaling an after tax calculation of the cost of 18 months of COBRA premiums for the medical, dental and/or vision coverage he received at the time of the termination. Payments under the Severance Plan are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.

The estimated payments or benefits which would have been paid to Mr. McGowan in the event of his termination on December 31, 2009 under the specified circumstances are as follows:

	Termination for Good Reason	Termination Without Cause or Due to Change in Key Terms	Involuntary Termination after CIC	Death Or Disability

Michael McGowan
Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	—	345,000	1,119,912	345,000

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	—	—	—

Total Insurance Benefits	—	14,508	21,762	14,508

Total Company Retirement Plan Contributions	—	—	—	—

Total Accrued Vacation	4,644	4,644	4,644	4,644

Total Automobile Allowance	—	—	—	—

Total Value of Outplacement Services	—	—	—	—

Total Gross Ups	—	—	160,264	—

Total Severance, Benefits & Accelerated Equity	4,644	364,152	1,306,582	364,152

Emmett McGrath

As noted under the section titled “Employment Contracts” on December 11, 2008 the Company entered into an amended and restated employment agreement with Mr. McGrath, which superseded his prior employment agreement.

The Company may terminate Mr. McGrath’s employment by written notice to Mr. McGrath from the Board or the Chief Executive Officer.  Under the circumstances described below, Mr. McGrath is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If the Company terminates Mr. McGrath’s employment other than for “Cause” (“Cause” includes gross negligence, willful misconduct, fraud and uncured breach by Mr. McGrath of certain provisions of the employment contract) Mr. McGrath is entitled to (1) continuation of his base salary for a period of 12 months following such termination; (2) a lump-sum payment representing the value of any accrued but unused vacation; (3) a cash amount equal to the aggregate premiums that the Company would have paid for basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance, each as in effect on the date of termination (as defined in his employment agreement), had he remained employed by the Company for a period of 12 months following such termination; (4) during that 12 month period, subject to Mr. McGrath’s proper election to continue healthcare coverage under COBRA, payment of his COBRA premiums.

If Mr. McGrath’s employment terminates because of his death or disability,  pursuant to his employment agreement,  he or his estate is entitled to any disability income or life insurance payments from any insurance policies (other than any  “key man” life insurance policy) maintained by the Company.  In addition, in the event of such a termination, for a period of six months following the date of termination, Mr. McGrath or his estate shall be entitled to payment of an amount equal to 50% of his annual salary, payable over six months in approximately equal installments on regular salary payment dates.

If Mr. McGrath’s employment is involuntarily terminated following a change of control, benefits will be determined in accordance with the On Assignment Change in Control Severance Plan, as amended and restated on December 11, 2008.  Pursuant to that Plan, upon involuntary termination within 18 months of a change in control transaction, Mr. McGrath shall receive (1) 200% of his annual salary and target bonus in effect at the time of the involuntary termination and (2) a lump-sum payment equaling an after tax calculation of the cost of 18 months of COBRA premiums for the medical, dental and/or vision coverage he received at the time of the termination. Payments under the Severance Plan are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.
The estimated payments or benefits which would have been paid to Mr. McGrath in the event of his termination on December 31, 2009 under the specified circumstances are as follows:

	Termination for Good Reason	Termination Without Cause	Involuntary Termination after CIC	Death Or Disability

Emmett McGrath
Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	—	316,200	1,080,336	158,100

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	—	—	—

Total Insurance Benefits	—	18,590	27,884	—

Total Company Retirement Plan Contributions	—	—	—	—

Total Accrued Vacation	1,459	1,459	1,459	1,459

Total Automobile Allowance	—	—	—	—

Total Value of Outplacement Services	—	—	—	—

Total Gross Ups	—	—	158,696	—

Total Severance, Benefits & Accelerated Equity	1,459	336,249	1,268,375	159,559

Mark Brouse

As noted under the section titled “Employment Contracts” on December 11, 2008 the Company entered into an amended and restated employment agreement with Mr. Brouse, which superseded his prior employment agreement.  Under the circumstances described below, Mr. Brouse is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If the Company terminates Mr. Brouse’s employment other than for “Cause” (“Cause” includes Mr. Brouse’s material breach of the employment agreement, his willful or repeated failure substantially to perform his material duties, his commission of any felony or other crime involving moral turpitude, his commission of fraud, embezzlement or misappropriation relating to the Company or its funds, properties, corporate opportunities or other assets to the extent that the Company reasonably determines such act to be materially injurious to the Company, or his repeatedly acting in a manner or repeatedly making any statements which the Company reasonably determines to be detrimental or damaging to the reputation, operations, prospects or business relations of the Company) or  Mr. Brouse is “constructively terminated” by the Company as a result of a material reduction in his duties or responsibilities, a material reduction of the base salary, the assignment of duties or responsibilities that are materially inconsistent with his position as the President of VISTA, action by the Company that requires, or would require, Mr. Brouse to take any action that is illegal or unethical, or the Company’s relocation of Mr. Brouse’s principal place of work to a location outside of Salt Lake County, Utah, or if Mr. Brouse’s employment terminates because of his death or disability, Mr. Brouse will receive (1) salary continuation for a period of 12 months, at the rate in effect as of the date his employment is terminated; (2) subject to his proper election to continue healthcare coverage under COBRA, for a period of 12 months from the date of termination, payment of the difference between his COBRA premiums and the cost of such coverage immediately prior to such termination; (3) a lump-sum payment representing the value of any accrued but unused vacation; and (4) a pro rated portion of the annual bonus that would otherwise become payable to Mr. Brouse in respect of the year in which the termination occurs, if and to the extent that, as of the date of termination, the Company is on track to attain the performance objectives applicable to such annual bonus, as determined in the reasonable discretion of the Compensation Committee.

 If Mr. Brouse’s employment is involuntarily terminated following a change of control, benefits will be determined in accordance with the On Assignment Change in Control Severance Plan, as amended and restated on December 11, 2008.  Pursuant to that Plan, upon involuntary termination within 18 months of a change in control transaction, Mr. Brouse shall receive (1) 200% of his annual salary and target bonus in effect at the time of the involuntary termination; and (2) a lump-sum payment equaling an after-tax calculation of the cost of 18 months of COBRA premiums for the medical, dental and/or vision coverage he received at the time of the termination. Payments under the Severance Plan are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.

The estimated payments or benefits which would have been paid to Mr. Brouse in the event of his termination on December 31, 2009 under the specified circumstances are as follows:

	Termination for Good Reason	Termination Without Cause or Constructive Termination	Involuntary Termination after CIC	Death Or Disability

Mark Brouse
Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	—	432,849	1,027,107	432,849

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	—	—	—

Total Insurance Benefits	—	13,709	20,563	13,709

Total Company Retirement Plan Contributions	—	—	—	—

Total Accrued Vacation	4,372	4,372	4,372	4,372

Total Automobile Allowance	—	—	—	—

Total Value of Outplacement Services	—	—	—	—

Total Gross Ups	—	—	156,120	—

Total Severance, Benefits & Accelerated Equity	4,372	450,930	1,208,162	450,930

Equity Compensation Plan Information

The table below sets forth the following information as of December 31, 2009 for (i) all compensation plans previously approved by shareholders; and (ii) all compensation plans not previously approved by shareholders:

(1)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(2)	the weighted-average exercise price of such outstanding options, warrants and rights; and

(3)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	2,216,917	8.16	1,632,994
Equity compensation plans not approved by shareholders	220,024	12.38	―
Total	2,436,941	8.54	1,632,994

Deferred Compensation

The Deferred Compensation Plans are “non-qualified” plans within the meaning of Code Section 401(a) and are “unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (ERISA), Sections 201(2), 301(a)(3) and 401(a)(1).

On September 4, 2008, effective as of January 1, 2008, the Company amended the On Assignment Deferred Compensation Plan so that it applies to deferrals made before January 1, 2005 only (hereinafter referred to as the 1998 Deferred Compensation Plan) and, also effective January 1, 2008, adopted a new plan, called the On Assignment Deferred Compensation Plan – Effective January 1, 2008, applicable to deferrals made on or after January 1, 2005 (referred to herein as the 2008 Deferred Compensation Plan).

Upon initial enrollment, participants in the 2008 Deferred Compensation Plan choose one or more measurements funds, the market performance of which over the measurement period are used to determine the additional amounts to be credited to his or her account, and allocates, in increments of 1% or more, how much of the participant’s account balance to attribute to each selected measurement fund.  Participants can change funds or allocations at their discretion.   A participant’s account balance and annual deferral amount actually deferred during any calendar quarter are credited or debited on a daily basis based on the performance of each selected measurement fund, as though the participant’s account balance was actually invested in the measurement funds selected by the participant, in the percentages allocated by the participant.  Participants in the 2008 Deferred Compensation Plan may elect to commence distributions under the plan within 60 days following the participant’s termination of employment, in a lump sum or in annual installments of up to 15 years, except that if the participant’s account balance is less than the applicable dollar amount specified in Code Section 402(g)(1)(B), in effect for the year in which the distribution is to occur, payment shall be made in a lump sum.  Notwithstanding the foregoing, in compliance with certain requirements of Section 409A, plan distributions to “specified employees” will commence the first day after the end of the six month period immediately following the date on which the participant experiences a termination of employment.  Additionally, if the Company reasonably anticipates that the Company’s deduction with respect to any distribution from the 2008 Deferred Compensation Plan would be limited or eliminated by application of Section 162(m), then to the extent permitted by applicable treasury regulations, payment shall be delayed until the earliest date the Company reasonably anticipates that the deduction of the payment will not be limited or eliminated by application of Section 162(m).

The following table sets forth a summary of all nonqualified deferred compensation contributions and nonqualified deferred compensation received by each of the named executive officers for the year ending December 31, 2008 and the aggregate balance under such arrangements at the end of the year.

Fiscal Year 2009 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY	Aggregate Earnings in Last FY($)(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2009($)(1)
Peter Dameris	571,725	―	433,866	711,506	1,197,514
James Brill(2)	―	―	―	―	―
Emmett McGrath(2)	―	―	―	―	―
Michael McGowan(2)	―	―	―	―	―
Mark Brouse(2)	―	―	―	―	―

(1)
Mr. Dameris’ $571,725 contribution for 2009 represents 2009 compensation included in the Fiscal Year 2009 Summary Compensation Table presented elsewhere in this Proxy Statement.  Mr. Dameris’ $433,866 in aggregate gain during 2009 is included in the Fiscal Year 2009 Summary Compensation Table.

(2)	Does not participate in any nonqualified deferred compensation plan.

Director Compensation

The following table shows compensation information for each of On Assignment’s non-employee directors for the year ended December 31, 2009. The compensation of our President and Chief Executive Officer is disclosed in the “Summary Compensation Table.”

Fiscal Year 2009 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)
Jeremy M. Jones	70,250	50,001	―	―	―		―	120,251
Jonathan S. Holman	55,250	50,001	―	―	―		―	105,251
William E. Brock	47,250	50,001	―	―	9,042	(3)	―	106,293
Edward L. Pierce	56,500	50,001	―	―	―		―	106,501

(1)	This amount includes both the 2009 annual retainer and fees for meeting attendance.

(2)
The amounts set forth in the Stock Awards column represent the value of the award to each non-employee director of 12,563 RSUs as computed in accordance with FASB ASC Topic 718.  The amounts were calculated based on the grant date fair value per share of $3.98, which was the closing sale price of Common Stock on the date of grant, August 6, 2009.  As of December 31, 2009, the aggregate number of unvested stock awards for the named directors was: Mr. Jones – 6,281; Mr. Holman – 6,281; Mr. Brock -  6,281; and Mr. Pierce – 6,281.

(3)	Represents fiscal year 2009 gain on cumulative deferred compensation plan contributions.

The Compensation Committee reviews and approves the form and amount of director compensation.  The current practice of the Compensation Committee is to base a substantial portion of a director’s annual retainer on equity.  Each non-officer director receives an annual grant of certain stock-based awards associated with shares of our common stock. On August 6, 2009 Senator Brock, Mr. Holman, Mr. Pierce and Mr. Jones were granted 12,563 restricted stock units, of which 50% vested immediately upon issuance and the remaining 50% will vest on August 6, 2010, subject to the director’s continued service as of that date. The grant-date fair value of these awards was $3.98 per share.

Each non-officer director receives $2,000 per regularly scheduled quarterly Board meeting attended; $750 per special telephonic Board meeting attended; $1,000 per committee meeting, if held separately and attended in person, or $750 if attended by telephone. In addition, we reimburse all non-officer directors for their reasonable expenses incurred in attending Board or committee meetings. Each non-officer director receives an annual cash retainer of $30,000 payable quarterly in arrears.  Mr. Jones’ annual retainer is $50,000 for his Non-Employee Director fee and for his services as Chairman of the Board.  Mr. Pierce’s annual retainer is $40,000 for his Non-Employee Director fee and for his services as Chairman of the Audit Committee, and Mr. Holman’s annual retainer is $35,000 for his Non-Employee Director fee and for his services as Chairman of the Compensation Committee.  Senator Brock’s annual retainer is $30,000 for his Non-Employee Director fee and he receives no additional compensation for his position on the Nominating and Corporate Governance Committee. All retainers are payable quarterly in arrears.  The total cash compensation paid to each of our non-officer directors for services during 2009, in addition to expense reimbursements, was $47,250 for Senator Brock, $56,500 for Mr. Pierce, $55,250 for Mr. Holman and $70,250 for Mr. Jones.

    On March 17, 2010, the Compensation Committee also determined that, effective July 1, 2010, the additional cash retainer for Chairman of the Audit Committee will increase by $5,000 to $15,000, the additional cash retainer for the Chairman of the Compensation Committee will increase by $5,000 to $10,000, the additional cash retainer for the Nominating and Corporate Governance Committee will increase by $10,000 to $10,000.  The annual cash retainer for non-employee directors shall remain $30,000 and the additional cash retainer for Chairman of the Board shall remain $20,000.  The Compensation Committee also approved that, effective in 2010, the Board will increase annual equity grants to Directors to $60,000 worth of Restricted Stock Units, subject to Board approval of the grant.

Compensation Committee Report

To the extent that this Proxy Statement is incorporated by reference into any other filing by On Assignment under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, this section entitled “Compensation Committee Report” will not be deemed incorporated, unless specifically provided otherwise in such filing.

The Compensation Committee has reviewed and discussed the section of the Proxy Statement entitled, “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and be incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2009.

Jonathan S. Holman, Chairman
William E. Brock
Jeremy M. Jones

PROPOSAL FOUR—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has appointed the firm of Deloitte & Touche LLP as independent accountants to audit On Assignment’s consolidated financial statements for the fiscal year ending December 31, 2010, and is asking shareholders to ratify this appointment at the Annual Meeting.

Deloitte & Touche LLP has audited our consolidated financial statements annually since 1986. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. Information regarding fees billed by Deloitte & Touche LLP for the years ended December 31, 2009 and 2008 is set forth herein.

Our Bylaws do not require that shareholders ratify the appointment of our independent accountants. We are seeking ratification because we believe it is a matter of good corporate governance practice. In the event that shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may ultimately determine to retain Deloitte & Touche LLP as our independent accountants. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of On Assignment and its shareholders.

Approval of Proposal Four

Our Board unanimously recommends that our shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Unless a contrary choice is specified, shares represented by proxies will be voted “FOR” ratification of the appointment.

Report of the Audit Committee

To the extent that this Proxy Statement is incorporated by reference into any other filing by On Assignment under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, this section entitled “Report of the Audit Committee” will not be deemed incorporated, unless specifically provided otherwise in such filing.

The Audit Committee of the Board consists of Mr. Holman, Mr. Jones and Mr. Pierce, who serves as Chairman. The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent accountants, nor can the Audit Committee certify that the independent accountants are “independent” under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the independent accountants on the basis of the information it receives, discussions with management and the independent accountants and the experience of the Audit Committee’s members in business, financial and accounting matters.

Pre-approval of Audit and Non-Audit Services

All audit-related services, tax services and other services performed by our independent accountants were pre-approved by the Audit Committee, which concluded that the provision of these services by Deloitte & Touche LLP was compatible with the maintenance of Deloitte’s independence in the conduct of its auditing functions. The Audit Committee Charter, which was amended and adopted on February 12, 2004, and further amended on March 19, 2009, provides for pre-approval of policies and procedures with respect to the approval of audit or non-audit services consistent with applicable laws, rules and regulations and the requirements of the NASDAQ Stock Market. Pursuant to such policies and procedures, the Audit Committee may delegate to a member the authority to pre-approve certain auditing services and non-audit services.

Filing of Audited Financial Statements with Annual Report for 2009

The Audit Committee read and discussed On Assignment’s audited consolidated financial statements for the year ended December 31, 2009, with management. The Audit Committee also discussed with Deloitte & Touche LLP, On Assignment’s independent accountants, the accountant’s responsibilities, any significant issues arising during the audit and other matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and letter from On Assignment’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with On Assignment’s accountants its independence.  Based on its reading of such documents and the discussions noted above, the Audit Committee recommended to the Board that On Assignment’s consolidated financial statements for the year ended December 31, 2009 be included in its Annual Report on Form 10-K for that fiscal year for filing with the Securities and Exchange Commission.

Respectfully submitted,

Edward L. Pierce, Chairman
Jonathan S. Holman
Jeremy M. Jones

Principal Accountant Fees and Services

The following table sets forth fees for professional services provided by Deloitte & Touche LLP for the audit of On Assignment’s financial statements for fiscal years 2009 and 2008 and fees billed for tax and all other services rendered by Deloitte & Touche LLP for fiscal years 2009 and 2008:

	2008		2009
Audit Fees(1)		$1,249,580	$1,219,584
Tax Fees(2)		$28,408	$23,713
All other fees(3)	$	―	$60,651

(1)
Represents aggregate fees for professional services provided in connection with the audit of our annual financial statements, review of our quarterly financial statements, audit services provided in connection with other statutory or regulatory filings and the audit of internal controls pursuant to section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Represents fees for services provided in connection with On Assignment’s tax services concerning foreign income tax compliance for Canada and Europe.

(3)
Represents fees for services provided to On Assignment not otherwise included in the categories seen above. None of these fees were for services related to the design or implementation of financial information systems.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2009 the Compensation Committee of the Board was composed of Senator Brock, Mr. Jones and Mr. Holman. There are no Compensation Committee interlocks and no member of the Compensation Committee was or has been an officer or employee of On Assignment or its subsidiaries and no member of the Compensation Committee had any relationships requiring disclosure of certain relationships and related-party transactions.   None of the Company’s executives served as a member of the Compensation Committee.

Certain Relationships and Related Transactions

The Audit Committee is responsible for review, approval or ratification of specific transactions involving the Company in which a “related person” has a direct or indirect material interest.  Under SEC rules, “related persons” include directors, officers, nominees for director, 5% shareholders and their immediate family members.  Information about our directors and executive officers and persons related to them is collected and updated through annual Directors and Officers Questionnaires.  Directors and executive officers provide the names of the entities with which they, and their immediate family members, are affiliated, including board memberships, executive officer positions and charitable organizations. As needed, the Company’s legal department prepares requests for pre-approval or ratification of transactions or relationships involving related persons or parties with which the Company expects to do business.  The Audit Committee reviews these requests and, if appropriate, pre-approves or ratifies each transaction or relationship and/or an annual spending limit for same.  There were no related party transactions or relationships in fiscal year 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires each of our directors and officers and each beneficial owner of more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission reports of beneficial ownership and subsequent reports regarding changes in such ownership.

    Based on our records and other information, we believe that each person who was subject to Section 16(a) during fiscal year 2009 filed on a timely basis all such reports required for the year, except for the following:  Mr. Dameris was late in reporting a grant of shares on January 2, 2009, which was reported on a Form 4 on January 27, 2009.   Mr. Dameris was late in filing a disposition on January 2, 2009, which was reported on a Form 4 on March 30, 2009.  Mr. Dameris was late in reporting grants issued on January 2, 2009, which was reported on a Form 4 on April 16, 2009.  Mr. Dameris was late in reporting vested options that he forfeited on May 21, 2009, which was reported on a Form 4 on June 1, 2009.  Mr. McGowan was late in filing a disposition on February 7, 2009, which was reported on a Form 4 on February 13, 2009.  Mr. McGowan received a grant of shares on January 2, 2009, which was reported on a Form 4 on January 14, 2009.  Mr. Brill was late in reporting a grant of shares on January 2, 2009, which was reported on a Form 4 on January 14, 2009.  Mr. Brouse was late in reporting a grant of shares on January 2, 2009, which was reported on a Form 4 on January 14, 2009.  Mr. McGrath was late in reporting a grant of shares on January 2, 2009, which was reported on a Form 4 on January 14, 2009.  Thomas McKenna, Senior Vice President of Nurse Travel, received a grant on January 2, 2009, which was reported on a Form 4 on January 14, 2009. Mr. McKenna was late in reporting a sale of share occurring on June 12, 2009, which was reported on a Form 4 on June 18, 2009.  Christina Gibson, VP of Finance and Controller, was late in reporting an acquisition of shares occurring on January 2, 2009, which was reported on a Form 4 on January 14, 2009.  Ms. Gibson was late in reporting an acquisition of shares occurring on December 10, 2009, which was reported on a Form 4 on December 30, 2009.

Other Matters

As of the date of this Proxy Statement, the Board does not know of any matters to be presented at the Annual Meeting other than those specifically set forth above. If other matters should properly come before the Annual Meeting or any adjournment thereof, the persons named as proxies in the enclosed proxy card intend to vote the shares represented by them in accordance with their best judgment with respect to such matters.

Annual Report to Shareholders and Form 10-K

A copy of On Assignment’s Annual Report to Shareholders for the year ended December 31, 2009, has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

On Assignment filed its Annual Report for the year ended December 31, 2009 on Form 10-K with the Securities and Exchange Commission on March 16, 2010. A copy of this report on Form 10-K is included in On Assignment’s Annual Report to Shareholders which has been mailed with this Proxy Statement. Shareholders may obtain an additional copy of this report, without charge, by writing to the Investor Relations Department at On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302.

Proposals by Shareholders

Proposals that shareholders intend to present at the 2011 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act, must be received at On Assignment’s principal executive offices in Calabasas, California no later than December 15, 2010, for inclusion in the proxy material for that meeting. Pursuant to On Assignment’s Bylaws, proposals submitted other than pursuant to Rule 14a-8, including nominations to the Board, must be received by the Secretary not less than thirty days nor more than sixty days prior to the date of the meeting. Shareholder notices should be delivered to the Secretary at On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302.

Miscellaneous

The cost of soliciting proxies on behalf of the Board will be borne by On Assignment. The solicitation will be primarily by mail. In addition to the use of mail, some of the officers, directors, and employees of On Assignment and its subsidiaries may solicit proxies by telephone, electronic mail or personal interview without additional remuneration for such activity. On Assignment intends to reimburse banks, brokerage houses, and other institutions, custodians, nominees and fiduciaries for reasonable expenses in forwarding proxy material to their principals.

On Assignment has retained Morrow & Co. to assist with the solicitation of proxies and will pay approximately $7,500 for these services.

Shareholders are urged to sign and date the enclosed proxy card and return it today in the enclosed envelope.

By Order of the Board,

Tarini Ramaprakash
Secretary

April 27, 2010
Calabasas, California

DETACH PROXY CARD HERE

PROXY – ON ASSIGNMENT, INC.

26651 West Agoura Road, Calabasas, California 91302

This Proxy is Solicited on Behalf of the Board of Directors

Annual Meeting of Shareholders to be held on Thursday, June 3, 2010

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders, the Proxy Statement and the Annual Report to Shareholders of On Assignment Inc. (the “Company”), and appoints Peter T. Dameris and James L. Brill and each of them, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company held of record by the undersigned on April 15, 2010, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 3, 2010, at 10:00 a.m., Pacific Daylight Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. This proxy may be revoked at any time before it is voted by delivering to the Company’s Secretary either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED “FOR” PROPOSALS ONE, TWO , THREE AND FOUR UNLESS CONTRARY DIRECTIONS ARE GIVEN, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued, and to be marked, dated and signed, on the other side)

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE

(continued from other side)

  A.  Proposals -The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

1.	To elect the Board’s nominee, Senator William E. Brock, to serve as director until the 2013 Annual Meeting of Stockholders or until his successor is elected and qualified:
01. Senator William E. Brock

☐ FOR ☐ WITHHOLD AUTHORITY TO VOTE

2.	To adopt the 2010 On Assignment Incentive Award Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To adopt the 2010 On Assignment Employee Stock Purchase Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To ratify the appointment of Deloitte & Touche LLP to serve as independent accountants for the fiscal year ending December 31, 2010.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	Such other business as may properly come before the Annual Meeting or any adjournments thereof.

If you wish to vote in accordance with the recommendation of the Board of Directors, all you need to do is sign and return this proxy card. The proxy holder(s) cannot vote your shares unless you sign and return the proxy card.

Please sign exactly as your name(s) is (are) shown on the stock certificate to which the proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership’s name by an authorized person.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Date: , 2010

Signature

Signature if held jointly

ANNEX A

THE ON ASSIGNMENT, INC. 2010 INCENTIVE AWARD PLAN

ON ASSIGNMENT, INC.
2010 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the On Assignment, Inc. 2010 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of On Assignment, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12 hereof. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6 hereof, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean any Parent or Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, a Dividend Equivalent Award, a Deferred Stock Award, a Stock Payment Award, a Stock Appreciation Right, an Other Incentive Award or a Performance Share Award, which may be awarded or granted under the Plan.

2.5 “Award Agreement” shall mean any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

2.6 “Board” shall mean the Board of Directors of the Company.

2.7 “Change in Control” shall mean the occurrence of any of the following events:

(a) A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Parents or Subsidiaries, an employee benefit plan maintained by the Company or any of its Parents or Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, or

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.7(b)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a) or (b), with respect to such Award shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5).

Consistent with the terms of this Section 2.7, the Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.9 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board described in Article 12 hereof.

2.10 “Common Stock” shall mean the common stock of the Company, par value $.01 per share.

2.11 “Company” shall mean On Assignment, Inc., a Delaware corporation.

2.12 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement or any successor Form thereto.

2.13  “Covered Employee” shall mean any Employee who is, or could become, a “covered employee” within the meaning of Section 162(m) of the Code.

2.14 “Deferred Stock” shall mean a right to receive Shares awarded under Section 9.4 hereof.

2.15 “Director” shall mean a member of the Board, as constituted from time to time.

2.16 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2 hereof.

2.17 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.18 “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.19 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.20 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Affiliate.

2.21 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.22 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.23 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.24 “Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate).

2.25 “Greater Than 10% Stockholder” shall mean an individual then-owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and 424(f) of the Code).

2.26 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.27 “Individual Award Limit” shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.

2.28 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.29 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.30 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6 hereof.  An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.31 “Other Incentive Award” shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 9.7 hereof.

2.32 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.33 “Participant” shall mean a person who has been granted an Award.

2.34 “Performance Award” shall mean an Award that is granted under Section 9.1 hereof.

2.35 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.36 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals.  Such adjustments may include, but are not limited to, one or more of the following:  (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii)  items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.  For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.37 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual.  The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.38 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

2.39 “Performance Share Award” shall mean a contractual right awarded under Section 9.6 hereof to receive a number of Shares or the cash value of such number of Shares based on the attainment of specified Performance Goals or other criteria determined by the Administrator.

2.40 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.41  “Plan” shall mean this On Assignment, Inc. 2010 Incentive Award Plan, as it may be amended from time to time.

2.42 “Prior Plan” shall mean the On Assignment, Inc. Restated 1987 Stock Option Plan, as amended from time to time.

2.43 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.44 “Restricted Stock” shall mean Common Stock awarded under Article 8 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

2.45 “Restricted Stock Unit” shall mean a contractual right awarded under Section 9.5 hereof to receive in the future a Share or the cash value of a Share.

2.46 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.47 “Share Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.48 “Shares” shall mean shares of Common Stock.

2.49 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10 hereof.

2.50 “Stock Payment” shall mean a payment in the form of Shares awarded under Section 9.3 hereof.

2.51 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.52 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity that is a party to such transaction; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.53 “Termination of Service” means:

(a)  As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company and its Affiliates is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company and its Affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service has occurred, whether any Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code.  For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 3.1(b) and Section 13.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 1,300,000 Shares, and (y) any Shares which as of the Effective Date are available for issuance under the Prior Plan (the “Share Limit”); provided, however, that the Share Limit shall be reduced by 1.53 shares for each Share delivered in settlement of any Full Value Award.  Notwithstanding the foregoing, to the extent permitted under applicable law and applicable stock exchange rules, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit at the time that Shares would otherwise be issued in respect of such Award.  After the Effective Date, no awards may be granted under the Prior Plan, however, any awards under the Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of the Prior Plan.

(b) The following Shares shall be available for future grants of Awards under the Plan and shall be added back to the Share Limit in the same number of Shares as were debited from the Share Limit in respect of the grant of such Award (as may be adjusted in accordance with Section 13.2 hereof): (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; and (iii) Shares subject to an Award that is forfeited, expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Share Limit and will not be available for future grants of Awards: (A) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (B) Shares purchased on the open market with the cash proceeds from the exercise of Options.  Any Shares repurchased by the Company under Section 8.4 hereof at the same price paid by the Participant so that such shares are returned to the Company will again be available for Awards.  The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.  Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)           Substitute Awards shall not reduce the Shares authorized for grant under the Plan.  Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2 Stock Distributed.  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2 hereof, (a) the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during a rolling three-year period (measured from the date of any grant) shall be 2,000,000 and the maximum aggregate amount of cash that may be paid in cash during any rolling three-year period (measured from the date of any payment) with respect to one or more Awards payable in cash shall be $10,000,000 (together, the “Individual Award Limits”).

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation.  The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan.  No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan and any applicable Program.

4.3 Limitations Applicable to Section 16 Persons.  Notwithstanding anything contained herein to the contrary, with respect to any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, the Plan, any applicable Program and the applicable Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Award to the extent permitted by applicable law.

4.4 At-Will Service.  Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue as an Employee, Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Affiliate.

4.5 Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share Limit or Individual Award Limits contained in Sections 3.1 and 3.3 hereof, respectively; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6 Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS
PERFORMANCE-BASED COMPENSATION.

5.1 Purpose.  The Committee, in its sole discretion, may determine whether any Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan.  The Administrator may in its sole discretion grant Awards to Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation.  Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2 Applicability.  The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3 Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned under such Awards, unless otherwise provided in an Award Agreement, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.4 Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Program or Award Agreement (and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code), the holder of an Award that is intended to qualify as Performance-Based Compensation must be employed by the Company or an Affiliate throughout the applicable Performance Period.  Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.5 Additional Limitations.  Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations imposed by Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1 Granting of Options to Eligible Individuals.  The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2 Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively).  No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.  Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and all other plans of the Company and any Affiliate corporation thereof exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.  The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Nonqualified Stock Options.

6.3 Option Exercise Price.  The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).  In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4 Option Term.  The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder.  The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5 Option Vesting.

(a) The terms and conditions pursuant to which an Option vests in the Participant and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement.  Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator.  At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in a Program, the applicable Award Agreement or by action of the Administrator following the grant of the Option..

6.6 Substitute Awards.  Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, however, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.7 Substitution of Stock Appreciation Rights.  The Administrator may provide in an applicable Program or the applicable Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided,however, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1 Partial Exercise.  An exercisable Option may be exercised in whole or in part.  However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2 Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.3 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 11.1 and 11.2 hereof.

7.3 Notification Regarding Disposition.  The Participant shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one year after the transfer of such shares to such Participant.

ARTICLE 8.

RESTRICTED STOCK

8.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable law.  In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by applicable law.

8.2 Rights as Stockholders.  Subject to Section 8.4 hereof, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in an applicable Program or in the applicable Award Agreement; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3 hereof; provided, further, that with respect to a share of Restricted Stock with vesting conditions, dividends which are paid by the Company with respect to Shares prior to vesting shall only be paid out to the extent that, and at such time or times as, the vesting conditions are subsequently satisfied and the underlying shares of Restricted Stock vest.

8.3 Restrictions.  All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of an applicable Program or in the applicable Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide.  Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company or Affiliate performance, individual performance or other criteria selected by the Administrator.  By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of any Program or by the applicable Award Agreement.  Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4 Repurchase or Forfeiture of Restricted Stock.  If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then-subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in an applicable Program or the applicable Award Agreement.  The Administrator in its sole discretion may provide that, upon certain events, including without limitation a Change in Control, the Participant’s death, retirement or disability, any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company cease to have a right of repurchase.

8.5 Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.  Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

8.6 Section 83(b) Election.  If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,
STOCK PAYMENTS, RESTRICTED STOCK UNITS; OTHER INCENTIVE AWARDS

9.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation.  The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

(b) Without limiting Section 9.1(a) hereof, the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Any such bonuses paid to a Participant which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5 hereof.

9.2 Dividend Equivalents.

(a) Subject to Section 9.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator.  Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.  In addition, Dividend Equivalents with respect to Shares covered by an Award shall only be paid out to the Participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the Award vests with respect to such Shares.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3 Stock Payments.  The Administrator is authorized to make one or more Stock Payments to any Eligible Individual.  The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator.  Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4 Deferred Stock.  The Administrator is authorized to grant Deferred Stock to any Eligible Individual.  The number of shares of Deferred Stock shall be determined by the Administrator and may be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied.  Unless otherwise provided by the Administrator, a holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Shares underlying the Award have been issued to the Participant.

9.5 Restricted Stock Units.  The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual.  The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator.  The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.  The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code or an exemption therefrom.  On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.6 Performance Share Awards.  Any Eligible Individual selected by the Administrator may be granted one or more Performance Share Awards which shall be denominated in a number of Shares and the vesting of which may be linked to any one or more of the Performance Criteria, other specific performance criteria (in each case on a specified date or dates or over any period or periods determined by the Administrator) and/or time-vesting or other criteria, as determined by the Administrator.

9.7 Other Incentive Awards.  The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, shareholder value or shareholder return, in each case on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator.

9.8 Cash Settlement.  Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

9.9 Other Terms and Conditions.  All applicable terms and conditions of each Award described in this Article 9, including without limitation, as applicable, the term, vesting and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.10 Exercise upon Termination of Service. Awards described in this Article 9 are exercisable or distributable, as applicable, only while the Participant is an Employee, Director or Consultant, as applicable.  The Administrator, however, in its sole discretion may provide that such Award may be exercised or distributed subsequent to a Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or in certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

STOCK APPRECIATION RIGHTS
10.1 Grant of Stock Appreciation Rights.
(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then-exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.  Except as described in Section 10.1(c) hereof, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 10.1(b) hereof to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, however, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

10.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Participant shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted.  Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator.  At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3 Manner of Exercise.  All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised.  The notice shall be signed by the Participant or other person then-entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.4 Stock Appreciation Right Term.  The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted.  The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term.  Except as limited by the requirements of Section 409A of the Code, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5 Payment.  Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the  Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1 Payment.  The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then-issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required;

provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator.  The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants.  Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2 Tax Withholding.  The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s social security, Medicare and any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan.  The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares).  The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3 Transferability of Awards.

(a) Except as otherwise provided in Section 11.3(b) or (c) hereof:

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and

(iii) During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 11.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions:  (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c) Notwithstanding Section 11.3(a) hereof, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator.  If the Participant is married and resides in a “community property” state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant’s death.

11.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration.  In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.  The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5 Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Participant incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator).

11.6 Prohibition on Repricing.  Subject to Section 13.2 hereof, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.  Subject to Section 13.2 hereof, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 12.

ADMINISTRATION

12.1 Administrator.  The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee.  Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written or electronic notice to the Board.  Vacancies in the Committee may only be filled by the Board.  Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6 hereof.

12.2 Duties and Powers of Administrator.  It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions.  The Administrator shall have the power to interpret the Plan and all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 13.10 hereof.  Any such grant or award under the Plan need not be the same with respect to each Participant.  Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3 Action by the Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4 Authority of Administrator.  Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:
(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)  Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j)  Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.5 Decisions Binding.  The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6 Delegation of Authority.  To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.  Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee.  At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1 Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board.  However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2 hereof, (i) increase the Share Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 11.6 hereof.  Except as provided in Section 13.10 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.  No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Individual Award Limits); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per share for any outstanding Awards under the Plan.  Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator.

(b) In the event of any transaction or event described in Section 13.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2, the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of securities subject to outstanding Awards and Awards which may be granted in the future and/or in the terms, conditions and criteria included in such Awards (including the grant or exercise price, as applicable);

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b) hereof:

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments to the Share Limit and the Individual Award Limits).  The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation.  For the purposes of this Section 13.2(d), an Award shall be considered assumed or substituted if, following the Change in Control, the assumed or substituted Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the assumed or substituted Award, for each share of Common Stock subject to such Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(e) In the event that the successor corporation in a Change in Control and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 13.2(d) hereof, each such non-assumed/substituted Award shall become fully vested and, as applicable, exercisable and shall be deemed exercised, immediately prior to the consummation of such transaction, and all forfeiture restrictions on any or all such Awards shall lapse at such time.  If an Award vests and, as applicable, is exercised in lieu of assumption or substitution in connection with a Change in Control, the Administrator shall notify the Participant of such vesting and any applicable exercise , and the Award shall terminate upon the Change in Control.  For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 13.2(e) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.

(f) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(g) With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.  No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code.  Furthermore, no such adjustment or action shall be authorized with respect to any Award to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(h) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(i) No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code to the extent applicable to such Award, unless the Administrator determines any such adjustments to be appropriate.

(j) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

13.3 Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.

13.4 No Stockholders Rights.  Except as otherwise provided herein or in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record owner of such shares of Common Stock.

13.5 Paperless Administration.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

13.6 Effect of Plan upon Other Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate.  Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7 Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

13.8 Titles and Headings, References to Sections of the Code or Exchange Act.  The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9 Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

13.10 Section 409A.  To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan, any applicable Program and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code.  Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.

13.11 No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

13.12 Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13 Indemnification.  To the extent allowable pursuant to applicable law, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14 Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15 Expenses.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of On Assignment, Inc. on March 18, 2010.

______________________
Tarini Ramaprakash
Secretary

ANNEX B

THE ON ASSIGNMENT, INC. 2010 EMPLOYEE STOCK PURCHASE PLAN

ON ASSIGNMENT, INC.

2010 EMPLOYEE STOCK PURCHASE PLAN

On Assignment, Inc., a Delaware corporation, hereby adopts the On Assignment, Inc. 2010 Employee Stock Purchase Plan, effective as of March 18, 2010, subject to stockholder approval.  From and after the effective date of this Plan, no further options shall be granted under the On Assignment, Inc. Employee Stock Purchase Plan previously adopted on March 1, 1993 (the “Prior Plan”).

The purposes of the Plan are as follows:

(1)           To assist Eligible Employees of the Company and its Designated Subsidiaries (as defined below) in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan,” within the meaning of Section 423(b) of the Code (as defined below).

(2)           To help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiary Corporations.

1. DEFINITIONS.  Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

(a) “Account” means the account established for a Participant under the Plan.

(b) “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

(c) “Authorization” means a Participant’s payroll deduction authorization with respect to an Offering provided by such Participant in accordance with Section 3(b) hereof.

(d) “Authorized Leave of Absence” means military leave, sick leave, or other bona fide leave of absence from service with the Company or a Company Subsidiary if the period of the leave does not exceed three months, or, if longer, so long as the individual’s right to reemployment with the Company or a Company Subsidiary is guaranteed either by statute or contract.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the committee of the Board appointed to administer the Plan pursuant to Section 12 hereof.

(h) “Company” means On Assignment, Inc., a Delaware corporation, or any successor corporation or entity.

(i) “Compensation” of an Employee means the regular straight-time earnings or base salary and commissions paid to the Employee from the Company or any Designated Subsidiary on each Payday as compensation for services to the Company or any Designated Subsidiary before deduction for any salary deferral contributions made by the Employee to any tax-qualified or nonqualified deferred compensation plan of the Company or any Designated Subsidiary, but excluding all overtime payments, bonuses and other incentive-type payments, education or tuition reimbursements, imputed income arising under any Company or Designated Subsidiary group insurance or benefit program, travel expenses, business and moving reimbursements, income received in connection with stock options, restricted stock, restricted stock units or other compensatory equity awards and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit (other than contributions made pursuant to sections 125 or 401(k) of the Code) under any employee benefit plan now or hereafter established.  Such Compensation shall be calculated before deduction of any income or employment tax withholdings.

(j) “Date of Exercise” of any Option means the date on which such Option is exercised, which shall be the last Trading Day of the Offering Period with respect to which the Option was granted in accordance with Section 4(a) hereof (except as provided in Section 9 hereof ).

(k) “Date of Grant” of any Option means the date on which such Option is granted, which shall be the first Trading Day of the Offering Period with respect to which the Option was granted, in accordance with Section 3(a) hereof.

(l) “Date of Termination” means the date on which an individual ceases to be an Employee (taking into account any Authorized Leave of Absence).

(m) “Designated Subsidiary” means any Subsidiary Corporation designated by the Committee or the Board in accordance with Section 13 hereof.

(n) “Disability” shall have the meaning provided in an applicable employment agreement between the Participant and the Company or a Parent Corporation or Subsidiary Corporation or, if no such agreement exists or such agreement does not contain an applicable definition, Disability shall mean the Participant’s total and permanent disability as defined in section 22(e)(3) of the Code.

(o) “Eligible Employee” means an Employee of the Company or any Designated Subsidiary who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code).  For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.  Notwithstanding the foregoing, the Committee may determine in its discretion, and if so determined, shall set forth in the terms of the applicable Offering, that an Employee of the Company or any Designated Subsidiary shall not be eligible to participate in such Offering if: (1) such Employee has been in the employ of the Company or any Designated Subsidiary for less than two years (or any shorter period); (2) such Employee’s customary employment with the Company or any Designated Subsidiary is twenty hours or less per week and/or not more than five months per calendar year (or any lesser number of hours per week or months per calendar year); (3) such Employee is a “highly compensated employee” of the Company or any Designated Subsidiary (within the meaning of Section 414(q) of the Code), or is such a “highly compensated employee” (A) with compensation above a specified level, (B) who is an officer  and/or (C) is subject to the disclosure requirements of Section 16(a) of the Exchange Act; and/or (4) such employee is a citizen or resident of a foreign jurisdiction and the grant of an Option under the Plan or Offering is prohibited under the laws of such foreign jurisdiction, or compliance with the laws of such foreign jurisdiction would cause the Plan or Offering to violate the requirements of Section 423 of the Code; provided, that any exclusion in clauses (1), (2), (3) and (4) shall be applied in an identical manner under each Offering to all employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulation Section 1.423-2(e).

(p) “Employee” means an individual who renders services to the Company or a Designated Subsidiary in the status of an “employee,” within the meaning of Code Section 3401(c) and the regulations thereunder.  During an Authorized Leave of Absence meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), an individual shall be treated as an Employee of the Company or Designated Subsidiary that employs such individual immediately prior to such leave.  “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or the Designated Subsidiary in the status of an “employee,” within the meaning of Code Section 3401(c).

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” shall mean, as of any given date, the value of a share of Stock determined as follows:

(i) If the Stock is (A) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (B) listed on any national market system or (C) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Stock on the date in question, the closing sales price for a share of Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Stock on such date, the high bid and low asked prices for a share of Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) If the Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Committee in good faith.

(s) “Offering” means each distinct offering of Options made under this Plan, within the meaning of Treasury Regulation 1.423-2(a).

(t) “Offering Period” means the period, which shall be set by the Committee, with respect to which Options are granted to Eligible Employees under an Offering; provided, that the duration of any Offering Period can be no less than three months and no more than 27 months, and shall be six months unless otherwise specified by the Committee in the terms of the Offering.

(u) “Option” means an option to purchase shares of Stock granted under the Plan to a Participant in accordance with Section 3(a) hereof.

(v) “Option Price” means the purchase price per share of Stock determined in accordance with Section 4(b) hereof.

(w) “Parent Corporation” means any entity that is a parent corporation of the Company within the meaning of Section 424 of the Code and the regulations promulgated thereunder.

(x) “Participant” means an Eligible Employee who has elected to participate in an Offering under the Plan, in accordance with the provisions of Section 3(b) hereof.

(y) “Payday” means the regular and recurring established day for payment of Compensation to an Employee of the Company or any Designated Subsidiary.

(z) “Plan” means this On Assignment, Inc. 2010 Employee Stock Purchase Plan, as amended and/or restated from time to time.

(aa)  “Stock” means the shares of the Company’s Common stock, $.01 par value per share.

(bb) “Subsidiary Corporation” means any entity that is a subsidiary corporation of the Company within the meaning of Section 424 of the Code and the regulations promulgated thereunder.  In addition, with respect to any sub-plans adopted under Section 12(c) hereof which are designed to be outside the scope of Section 423 of the Code, Subsidiary Corporation shall include any corporate or noncorporate entity in which the Company has a direct or indirect equity interest or significant business relationship.

(cc) “Trading Day” means a day on which the principal securities exchange on which the Stock is listed is open for trading or, if the Stock is not listed on a securities exchange, shall mean a business day, as determined by the Committee in good faith.

2. STOCK SUBJECT TO THE PLAN

.  Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 11 hereof (relating to amendments of the Plan), the Stock that may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate 3,500,000 shares of Stock.  The shares of Stock sold pursuant to Options granted under the Plan may be unissued shares or treasury shares of Stock, or shares reacquired in private transactions or open market purchases.  If and to the extent that any right to purchase reserved shares is not exercised by any Participant for any reason, or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of this Plan, unless this Plan shall have been terminated, but all shares sold under this Plan, regardless of source, shall be counted against the share limitation set forth above.

3. GRANT OF OPTIONS.

(a) Offerings.  The Company may make one or more Offerings under the Plan which may be successive and/or overlapping with one another until the earlier of: (1) the date on which the number of shares of Stock available under the Plan have been sold, or (2) the date on which the Plan is suspended or terminates.  The Committee shall designate the terms and conditions of each Offering in writing, including without limitation, the Offering Period, the groups of Eligible Employees who may elect to participate in accordance with Section 3(b) hereof (which groups of Eligible Employees may vary from Offering to Offering, subject in all cases to the eligibility requirements of Section 423 of the Code and the Treasury Regulations thereunder) and any maximum number of shares of Stock that may be sold under a particular Offering, if applicable. Each Participant shall be granted an Option with respect to an Offering on the Date of Grant for the applicable Offering Period.  Each Option shall expire on the Date of Exercise for such Offering Period immediately after the automatic exercise of the Option in accordance with Section 4(a) hereof, unless such Option terminates earlier in accordance with Section 5, 6 or 9 hereof.  The number of shares of Stock subject to a Participant’s Option shall equal the cumulative payroll deductions authorized by such Participant in accordance with subsection (b) for the Offering Period (if any), divided by the Option Price for the Option; provided, that the number of shares of Stock subject to such Option shall not exceed the number determined in accordance with Section 3(c) hereof.  In connection with each Offering under the Plan, the Committee may specify a maximum number of shares of Stock that may be purchased by any Employee pursuant to such Offering.  The Company shall not grant an Option with respect to an Offering to any Employee who is not an Eligible Employee with respect to such Offering on the first day of the applicable Offering Period.

(b) Election to Participate; Payroll Deduction Authorization.  An Eligible Employee shall become a Participant in the Plan only by means of payroll deduction.  Each such Participant who elects to participate in the Plan with respect to an Offering shall deliver to the Company a completed and executed written payroll deduction authorization in a form approved by the Company (the “Authorization”) within the time determined by the Company and set forth in the terms of such Offering.  Each Participant’s Authorization shall give notice of such Participant’s election to participate in the Plan for such Offering (and subsequent Offerings in which such Participant is eligible to participate) and shall designate a whole percentage of such Participant’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Participant on each Payday during the Offering Period.  A Participant may designate any whole percentage of Compensation that is not less than one percent and not more than a maximum percentage determined by the Committee in the Offering (which maximum percentage shall be fifty percent in the absence of such determination).  A Participant’s Compensation payable during an Offering Period shall be reduced each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Participant’s Account under the Plan.  A Participant may increase or decrease the percentage of Compensation designated in the Authorization, subject to the limits of this subsection (b), or may suspend the Authorization, only as provided by the Committee with respect to such Offering and set forth in the terms of such Offering.  Any Authorization shall remain in effect for each subsequent Offering in which the Participant is eligible to participate, unless the Participant submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 5 hereof or terminates employment as provided in Section 6 hereof.  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Sections 3(a), (c) and (d) hereof, the Company may reduce a Participant’s rate of payroll deductions to zero at any time during any Offering Period.  Payroll deductions will recommence at the rate provided by the Participant in his or her payroll deduction authorization to the extent such payroll deductions may be applied to purchase shares of Stock in accordance with Code Section 423(b)(8) and Sections 3(a), (c) and (d) hereof, unless terminated by the Participant as provided in Section 5 hereof.

(c) $25,000 Limitation.  No Participant shall be granted an Option under the Plan which permits the Participant rights to purchase shares of Stock under the Plan, together with other options to purchase shares of Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to Code Section 423 (any such Option or other option, a “Section 423 Option”), to accrue at a rate which exceeds $25,000 of fair market value of such shares of Stock or other stock (determined at the time the Section 423 Option is granted) for each calendar year in which any Section 423 Option granted to the Participant is outstanding at any time.  For purpose of the limitation imposed by this subsection, (1) the right to purchase shares of Stock or other stock under a Section 423 Option accrues when the Section 423 Option (or any portion thereof) first becomes exercisable during the calendar year, (2) the right to purchase shares of Stock or other stock under a Section 423 Option accrues at the rate provided in the Section 423 Option, but in no case may such rate exceed $25,000 of fair market value of such shares of Stock or other stock (determined at the time such Section 423 Option is granted) for any one calendar year, and (3) a right to purchase Stock or other stock which has accrued under an Option may not be carried over to any other Section 423 Option.  The limitation under this subsection (c) shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

(d) 5 Percent Holders.  No Employee will be granted an Option under this Plan if or to the extent that, immediately after the grant, such Employee would own stock (including stock (i) that would be attributed to such Employee pursuant to Section 424(d) of the Code, and/or (ii) that the Employee may purchase under outstanding options, regardless of whether or not the options either (A) qualify for the special tax treatment afforded by 421(a) of the Code, (B) may only be exercised in installments, or (C) may only be exercised after the expiration of a fixed period of time) possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation or Parent Corporation actually issued and outstanding immediately after the grant of such Option (excluding the voting power or value of treasury share or shares authorized for issue under outstanding options held by the Employee or any other person).

4. EXERCISE OF OPTIONS; OPTION PRICE.

(a) Option Exercise.  Each Participant automatically shall be deemed to have exercised such Participant’s Option on the Date of Exercise for an Offering Period to the extent that the balance then in the Participant’s Account is sufficient to purchase, at the Option Price for such Option, shares of the Stock subject to the Option, provided, that any portion of an Account balance that is not used to purchase shares of Stock in an Offering for any reason (including, but not limited to any balance that is sufficient only to purchase fractional shares of Stock) shall be paid to such Participant in one lump sum in cash within thirty days after the applicable Date of Exercise, without any interest thereon.

(b) Option Price Defined.  The purchase price per share of Stock (the “Option Price”) to be paid by a Participant upon the exercise of the Participant’s Option on the Date of Exercise for an Offering Period shall be determined by the Committee and set forth in the applicable Offering, provided, that in all events, the Option Price shall be equal to or greater than 85% of the lesser of: (1) the Fair Market Value of a share of Stock on the Date of Exercise for such Offering Period and (2) the Fair Market Value of a share of Stock on the Date of Grant for such Offering Period.

(c) Pro Rata Allocations.  If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Participant which has not been applied to the purchase of shares of Stock shall be paid to such Participant in one lump sum in cash within thirty days after the Date of Exercise, without any interest thereon.

(d) Information Statement.  The Company shall provide each Participant whose Option is exercised with an information statement in accordance with Section 6039(a) of the Code and the Treasury Regulations thereunder.  The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

5. WITHDRAWAL FROM THE PLAN.

(a) Withdrawal Election.  A Participant may withdraw from participation in an Offering at any time, except as otherwise determined by Committee and set forth in the terms of the applicable Offering.  A Participant electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form approved by the Committee (the “Withdrawal Election”), not later than fifteen calendar days before the Date of Exercise for such Offering Period, except as otherwise determined by Committee and set forth in the terms of the applicable Offering.  A Participant electing to withdraw from the Plan may elect in his or her Withdrawal Election to either (i) withdraw all of the funds then credited to the Participant’s Account as of the date on which the Withdrawal Election is received by the Company, in which case amounts credited to such Account shall be returned to the Participant in one lump-sum payment in cash within thirty days after such election, without any interest thereon, and the Participant shall cease to participate in the Plan and the Participant’s Option for such offering shall terminate; or (ii) exercise the Option for the maximum number of whole shares of Stock on the applicable Date of Exercise and after such exercise cease to participate in the Plan.

(b) Eligibility following Withdrawal.  A Participant who withdraws from the Plan with respect to an Offering, and who is still an Eligible Employee, may elect to participate again in the Plan for any subsequent Offering by delivering to the Company an Authorization pursuant to Section 3(b) hereof.

6. TERMINATION OF EMPLOYMENT.

(a) Termination of Employment for any Reason Other Than Death or Due to Disability Occurring Less Than Three Months Prior to the Date of Exercise.  If a Participant ceases to be an Employee for any reason other than due to (i) the Participant’s death at any time during an Offering Period, or (ii) the Participant’s Disability occurring less than three months prior to the applicable Date of Exercise for an Offering Period, then any Option(s) held by the Participant on the Date of Termination shall lapse and terminate (taking into account any Authorized Leave of Absence).  Upon a termination described in this Section 6(a), amounts credited to the Participant’s Account shall be returned to the Participant in one lump-sum payment in cash within thirty days after such termination, without any interest thereon.

(b) Termination of Employment Due to Death.  If a Participant dies while an Employee, any Option(s) then-held by such Participant may be exercised by the Participant’s estate or beneficiary to which the Option is transferred by will or the laws of descent and distribution, in accordance with Section 7 hereof, and after such exercise, the Participant’s participation in the Plan shall terminate.  Notwithstanding the foregoing, the Participant’s estate or beneficiary may instead elect by giving written notice to the Committee, no later than five days prior to the applicable Date of Exercise in accordance with procedures established by the Committee, to withdraw all funds credited to the Participant’s Account upon the Participant’s death, in which case amounts credited to the Participant’s Account shall be returned to the Participant’s beneficiary or estate in one lump-sum payment in cash within thirty days after such election, without any interest thereon.

(c) Termination of Employment Due to Disability Within Three Months Prior to the Date of Exercise.  If a Participant’s status as an Employee terminates due to Disability within three months prior to an applicable Date of Exercise, the Participant (or the Participant’s personal representative or legal guardian in the event of Disability) may elect by giving written notice to the Committee, no later than five days prior to the applicable Date of Exercise in accordance with procedures established by the Committee:

(i) to withdraw all of the funds then credited to the Participant’s Account as of the Participant’s Date of Termination, in which case amounts credited to such Account shall be returned to the Participant (or the Participant’s guardian) in one lump-sum payment in cash within thirty days after such election, without any interest thereon; or

(ii) to exercise the Option for the maximum number of whole shares of Stock on the applicable Date of Exercise.

7. RESTRICTION UPON ASSIGNMENT.

(a) An Option granted under the Plan shall not be transferable, other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant.  Other than the transfer of an Option by will or the applicable laws of descent and distribution, the Company shall not recognize and shall be under no duty to recognize any assignment or alienation of any interest of the Participant in the Plan or any Option.  Notwithstanding the foregoing, in the event of the death of a Participant, the Company may recognize the transfer of an Option pursuant to the operation of a will or the applicable laws of descent or distribution.

(b) Without the consent of the Committee, no shares of Stock purchased under the Plan may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (collectively, “Transfer”) by the Participant or his or her successors prior to the first anniversary of the Exercise Date with respect to such shares, other than by will or pursuant to the laws of descent and distribution; provided, however, that the foregoing transfer restrictions shall not apply to any Transfer of shares to the Company or any Designated Subsidiary or any Transfer in connection with any transaction described in Section 9 hereof.

8. NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED.  With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, unless and until such shares have been issued to the Participant following exercise of the Participant’s Option.  No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs before the date of such issuance, except as otherwise expressly provided herein or by the Committee.

9. CHANGES IN THE STOCK AND CORPORATE EVENTS; ADJUSTMENT OF OPTIONS.

(a) Subject to Section 9(c) hereof, in the event that the Committee, in its sole discretion, determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitation in Section 3(a) hereof on the maximum number of shares of Stock which may be purchased),

(ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Options, and

(iii) the Option Price with respect to any Option.

(b) Subject to Section 9(c) hereof, in the event of any transaction or event described in Section 9(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Parent Corporation, any Subsidiary Corporation, or the financial statements of the Company or any Parent Corporation or Subsidiary Corporation, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken before the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide that all Options outstanding shall terminate without being exercised on such date as the Committee determines in its sole discretion, in which case all Participant Accounts shall be refunded to the respective Participants in a lump sum in cash within thirty days after such determination, without any interest thereon;

(ii) To provide that all Options outstanding shall be exercised before the Date of Exercise of such Options on such date as the Committee determines in its sole discretion and such Options shall terminate immediately after such exercises;

(iii) To provide for either the purchase of any Option outstanding for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option had such Option been currently exercisable and shares issued thereunder sold, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

(iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, or in the terms and conditions of outstanding Options, or Options which may be granted in the future.

(c) No adjustment or action described in this Section 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.  Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act, or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions.

(d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof of which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10. USE OF FUNDS; NO INTEREST PAID.  All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose.  No interest will be paid to any Participant or credited to any Participant’s Account with respect to such funds.

11. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

(a) The Board or the Committee may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by the Company’s stockholders shall be required to amend the Plan: (1) to increase (other than an increase pursuant to Section 9(a) hereof) the number of shares of Stock that may be sold pursuant to Options under the Plan, or (2) in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.  Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,”

the Board or the Committee, as applicable, shall be entitled to implement new or additional Offerings, change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee, as applicable, determines in its sole discretion advisable which are consistent with the Plan and Section 423 of the Code.

(b) In the event the Board or the Committee, as applicable, determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or the Committee, as applicable, may, to the extent permitted under Section 423 of the Code, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering, but not reducing, the Option Price for any Offering Period including an Offering Period underway at the time of the change in the Option Price;

(ii) shortening any Offering Period so that the Offering Period ends on a new Date of Exercise, including an Offering Period underway at the time of such action; and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participants.

12. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS.

(a) Appointment of Committee.  The Plan shall be administered by the Committee, which shall be composed of members of the Board.  Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies, resigns or is removed from office by the Board.  The Committee at its option may utilize the services of an Agent and/or employees of the Company to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

(b) Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan.  The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To establish Offerings and applicable Offering Periods;

(ii) To determine when and how Options shall be granted and the provisions and terms of each Offering Period (which need not be identical);

(iii) To select Designated Subsidiaries in accordance with Section 13 hereof; and

(iv) To construe and interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or any Option, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effect, subject to Section 423 of the Code and the regulations promulgated thereunder.

The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

(c) Sub-Plans.  The Committee may adopt sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423.  The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 2 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

(d) Compensation; Professional Assistance; Good Faith Actions.  All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company.  The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons.  The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

(e) Indemnification.  To the extent allowable pursuant to applicable law, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13. DESIGNATION OF SUBSIDIARY CORPORATIONS.  The Board or the Committee shall designate from among the Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations that shall constitute Designated Subsidiaries, as reflected on Attachment 1, hereof.  The Board or the Committee may designate a Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

14. NO RIGHTS AS AN EMPLOYEE.  Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.

15. TERM; APPROVAL BY STOCKHOLDERS.  Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect until March 18, 2020, unless sooner terminated in accordance with Section 11 hereof.  No Option may be granted during any period of suspension of the Plan or after termination of the Plan.  The Plan shall be submitted for the approval of the Company’s stockholders within twelve months after the date of the adoption of the Plan by the Board.  Options may be granted before such stockholder approval; provided, that such Options shall not be exercisable before the time when the Plan is approved by the Company’s stockholders; and, provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon terminate without being exercised.

16. EFFECT UPON OTHER PLANS.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation.  Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

17. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Stock pursuant to the exercise of an Option by a Participant, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares of Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded, and the shares of Stock are covered by an effective registration statement or applicable exemption from registration.  In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All certificates for shares of Stock delivered pursuant to the Plan and all shares of Stock issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the shares of Stock are listed, quoted, or traded.  The Committee may place legends on any certificate or book entry evidencing shares of Stock to reference restrictions applicable to the shares of Stock.

(c) The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

(d) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing shares of Stock issued in connection with any Option, record the issuance of shares of Stock in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

18. NOTIFICATION OF DISPOSITION.  Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made: (a) within two years from the Date of Grant of the Option, or (b) within one year after the transfer of such shares of Stock to such Participant upon exercise of such Option.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

19. NOTICES.  Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Participant shall be addressed to such Participant at such Participant’s last address as reflected in the Company’s records.  By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her.  Any notice which is required to be given to a Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section.  Any notice shall have been deemed duly given if provided through an electronic means such as email or facsimile or if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

20. ADDITIONAL RESTRICTIONS OF RULE 16B-3.  The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act will comply with the applicable provisions of Rule 16b-3.  This Plan will be deemed to contain, and such options will contain, and the shares issued upon exercise thereof will be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

21. EQUAL RIGHTS AND PRIVILEGES.  Except with respect to sub-plans designed to be outside the scope of Code Section 423, all Eligible Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under this Plan to the extent required under Section 423 of the Code or applicable Treasury regulations thereunder so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder.  Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

22. ELECTRONIC FORMS.  To the extent permitted by applicable state law and in the discretion of the Committee, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Committee (“Electronic Form”).  Before the commencement of an Offering Period, the Committee shall prescribe the time limits within which any such Electronic Form shall be submitted to the Committee with respect to such Offering Period in order to be a valid election.

23. HEADINGS.  Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

I hereby certify that the On Assignment, Inc. 2010 Employee Stock Purchase Plan was adopted by the Board of Directors of On Assignment, Inc. on March 18, 2010.

_________________________
Tarini Ramaprakash
Secretary

ATTACHMENT 1

Designated Subsidiaries

On Assignment, Inc., a Delaware corporation, and each of the entities listed below will participate in the 2010 Employee Stock Purchase Plan:

Assignment Ready, Inc., a Delaware corporation

Oxford Global Resources, Inc., a Delaware corporation

Vista Staffing Solutions, Inc., a Utah corporation